As filed  with  the  Securities  and  Exchange  Commission  on April 26, 2002
                           Registration No. 333-63215

                                    811-08997


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6


                         Post-Effective Amendment No. 6


              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

               TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-2
                           (Exact Name of Registrant)

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             1150 SOUTH OLIVE STREET
                              LOS ANGELES, CA 90015
                     (Address of Principal Executive Office)

Name and Address of Agent for Service:         Copies to:
--------------------------------------         ----------
James W. Dederer, Esq.                         Frederick R. Bellamy, Esq.
Executive Vice President, General Counsel      Sutherland, Asbill & Brennan LLP
and Corporate Secretary                        1275 Pennsylvania Avenue, N. W.
Transamerica Occidental Life Insurance Company Washington, D.C.  20004
1150 South Olive Street
Los Angeles, CA 90015

     It is proposed that this filing will become effective:


     _____immediately  upon filing  pursuant to  paragraph  (b)
     __x___ On May 1, 2002 pursuant to paragraph(b)
       _____60 days after filing  pursuant to paragraph(a)(1)
       _____ On (date)  pursuant to paragraph  (a)(1)
        _____On (date) pursuant to paragraph (a)(2) of Rule 485


                     Title of securities being registered:
           Modified Single Payment Variable Life Insurance Contracts.

                     CONTENTS OF THE REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2. The prospectus consists of ____ pages. The undertaking to file reports.
The undertaking pursuant to Rule 484 under the Securities Act of 1933. Representations Pursuant to Section 26(e) of the Investment Company Act of 1940

The signatures.

Written consents of the following persons:

     1.    Ernst & Young LLP
     2.     Actuarial Opinion

The following exhibits:

     1.    Exhibit 1
     (Exhibits required by paragraph A of the instructions to Form N-8B-2)

           (1)    Certified  copy of  Resolutions  of the Board of  Directors of the Company of December 6,
                  1996 establishing the Transamerica Occidental Life Separate Account VUL-2. 1/ 3/

           (2)    Not Applicable.

           (3)    (a)    Form  of  Distribution  Agreement  between  Transamerica  Securities  Sales
                         Corporation and Transamerica Occidental Life Insurance Company. 1/ 3/


                  (b)    Form of Sales Agreement between  Transamerica Life Companies,  Transamerica
                         Securities Sales Corporation and Broker-Dealers 1/ 3/

           (4)    Not Applicable.

           (5)    Forms of Policy and Policy riders. 1/ 2/ 3/

           (6)    Organizational documents of the Company, as amended. 1/ 3/ 7/

           (7)    Not Applicable.

           (8)    Form of Participation Agreement between: Transamerica Occidental Life Insurance Company and:

                  (a) re The Alger American Fund 1/ 3/
                   (b) re Alliance Variable Products Series Fund, Inc. 1/ 3/
                   (c) re Dreyfus Variable Investment Fund 1/ 3/
                   (d) re Janus Aspen Series 1/ 3/
                   (e) re MFS Variable Insurance Trust 1/ 3/
                   (f) re Morgan Stanley Universal Funds, Inc. 1/ 3/
                   (g) re OCC Accumulation Trust 1/ 3/
                   (h) re Transamerica Variable Insurance Fund, Inc. 1/ 3/ 7/
                  (i) re PIMCO Variable Insurance Trust 5/

(9)      Administrative Agreements between Transamerica Occidental Life
                  Insurance Company and First Allmerica Financial Life Insurance
                  Company 1/ 3/

           (10)   Form of Application. 1/ 3

           (11)   Issuance, Transfer and Redemption Procedures Memorandum.  1/ 3/

           (12)   Financial Data Schedule.

     2.    Form of Policy and Policy riders are included in Exhibit 1 above.

     3.    Opinion of Counsel. 1/

     4.    Not Applicable.

     5.    Not Applicable.

     6.    Actuarial Consent  1/


     7.    Consent of Independent Accountants 2/ 3/4/ 6/ 8/

     8.    Powers of Attorney 1/ 4/ 6/ 7/ 8/


     1/     Incorporated  herein by reference to the initial filing of this  Registration  Statement (File No.  333-63215) on
     --
           September 10, 1998.

     2/  Incorporated by reference to Pre-Effective  Amendment No. 2 of this  Registration  Statement (File No. 333-63215) on
         January 15, 1999.

     3/     Incorporated by reference to Pre-Effective  Amendment No. 3 of this  Registration  Statement (File No. 333-63215)
         on February 1, 1999.

     4/  Incorporated by reference to Post-Effective  Amendment No. 2 of this Registration  Statement (File No. 333-63215) on
         April 30, 1999.

     5/  Incorporated by reference to Post-Effective  Amendment No. 3 of this Registration  Statement (File No. 333-63215) on
         October 1, 1999.

     6/  Incorporated by reference to Post-Effective  Amendment No. 4 of this Registration  Statement (File No. 333-63215) on
         April 25,2000.



     7/  Incorporated by reference to Post Effective  Amendment No. 5 of this  Registration  Statement  (File No.  333-63215)
         on April 26, 2001.

     8/  Filed herewith.



                                                              Part II

Undertaking To File Reports
Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

Statement with Respect to Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The code also specifies procedures for determining when indemnification payments can be made.

Article V, Section I, of Transamerica's Bylaws provides: Each person who was or is a party or is threatened to be made a party to or is involved, even as a witness, in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, in any Proceeding (hereafter "Expenses"); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. (It is the Corporation's intent that these bylaws provide indemnification in excess of that expressly permitted by Section 317 of the California General Corporation Law, as authorized by the corporation's Articles of Incorporation.)

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The directors and officers of Transamerica are covered under a Directors and Officers liability program which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $300,000,000 for Coverage A and $300,000,000 for Coverage B for the period 11/15/2000 to 11/1/2002. Coverage B is subject to a self insured retention of $15,000,000. The primary policy under the program is with Chubb.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Representations Pursuant to Section 26(e) of the Investment Company Act of 1940 Transamerica hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.



                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, Transamerica Occidental Life Insurance Company certifies that this Amendment meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf by the undersigned in the City of Los Angeles, State of California on the 26th day of April, 2002.

               Transamerica Occidental Life Separate Account VUL-2
                                  (Registrant)

(SEAL)




Attest:___________________________       By:____________________________________
(Title)  SEC Filing Coordinator                  (Name)  William M. Hurst
                                                 (Title)  Senior Vice President


Pursuant to the requirements of the Securities Act of 1933, Transamerica Occidental Life Insurance Company has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Los Angeles and the State of California, on the 26th day of April, 2002.

                 Transamerica Occidental Life Insurance Company
(SEAL)



Attest:___________________________       By:___________________________
(Title)  SEC Filing Coordinator             (Name)   William M. Hurst
                                           (Title)  Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.


Signatures                                  Titles                                      Date
______________________*              Director and President                             April 26, 2002
Ron F. Wagley
______________________*              Director and Senior Vice President                 April 26, 2002
Brenda K. Clancy
______________________*              Director and Senior Vice President                 April 26, 2002
Douglas C. Kolsrud
______________________*              Director                                           April 26, 2002
Diane Meiners
______________________*              Director, Vice President and Counsel               April 26, 2002
Craig D. Vermie



______________________   On April 26, 2002 as Attorney-in-Fact pursuant to
*By: William M. Hurst    powers of attorney previously filed and filed herewith,
                         and in his own capacity as Vice President.

                                 PROSPECTUS FOR

                 TRANSAMERICA LINEAGE(R) VARIABLE LIFE INSURANCE
           A Modified Single Payment Variable Life Insurance Contract

                                    Issued By

                 Transamerica Occidental Life Insurance Company

              Offering 19 Sub-Accounts Under Separate Account VUL-2

                         In Addition to a Fixed Account



                     Portfolios Associated with Sub-Accounts

       AEGON/Transamerica Transamerica Equity                         MFS(R) Research Series
    AEGON/Transamerica Transamerica Money Market           Miller Anderson UIF Core Plus Fixed Income
           Alger American Income & Growth                        Miller Anderson UIF High Yield
            Alliance VP Growth and Income                        OCC Accumulation Trust Managed
             Alliance VP Premier Growth                         OCC Accumulation Trust Small Cap
         Dreyfus Variable Investment Fund -                   PIMCO VIT StocksPLUS Growth & Income
       Appreciation Portfolio - Initial Shares                            - Admin Class
      Dreyfus Variable Investment Fund - Small               Van Kampen UIF Emerging Markets Equity
           Cap Portfolio - Initial Shares                      Van Kampen UIF International Magnum
             Janus Aspen Series Balanced
         Janus Aspen Series Worldwide Growth
             MFS(R) Emerging Growth Series
             MFS(R) Investors Trust Series




Please note that the policies and the portfolios are not guaranteed to achieve their goals and are subject to risks, including possible loss of amount invested. The contract and the portfolios are not bank deposits, are not federally insured and are not endorsed by any bank or government agency. Please read the prospectus carefully and keep it for future reference. It should be read with the current prospectuses for the portfolios.


The SEC's web site is http://www.sec.gov

Transamerica's web site is
http://www.transamerica.com

Neither the SEC nor the state securities commissions have approved this investment offering or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

You bear the entire investment risk for all assets you place in the sub-accounts. Additionally, please analyze any current policies you may own before investing in this contract. It may not be to your advantage to replace existing insurance with this contract.

Each  contract  is a  "modified  endowment  contract"  for  federal  income  tax
purposes,   except  in  certain  circumstances  described  in  Taxation  of  the
Contracts. If the contract is classified as a modified endowment contract, any contract loan, partial withdrawal or surrender may result in adverse tax consequences and/or penalties.



                                   May 1, 2002


                                TABLE OF CONTENTS


SUMMARY   4
DESCRIPTION OF TRANSAMERICA, THE SEPARATE ACCOUNT
AND THE PORTFOLIOS .......................................................................................14
THE CONTRACT..............................................................................................16
      Applying for a Contract.............................................................................16
      Free Look Period....................................................................................17
      Conversion Privilege................................................................................17
      Payments............................................................................................17
      Allocation of Payments..............................................................................18
      Transfer Privilege..................................................................................18
      Other Restrictions on Transfers.....................................................................19
      Dollar Cost Averaging...............................................................................19
      Automatic Account Rebalancing.......................................................................19
      Transfer Privileges Subject to Possible Limits......................................................20
      Death Benefit.......................................................................................20
      Guaranteed Death Benefit Rider......................................................................20
      Death Benefit and Net Death Benefit.................................................................20
      Guideline Minimum Sum Insured.......................................................................21
      Illustration........................................................................................21
      Option to Accelerate Death Benefits (Living Benefits Rider).........................................21
      Contract Value......................................................................................22
      Computing Contract Value............................................................................22
      The Unit............................................................................................23
      Net Investment Factor...............................................................................23
      Benefit Payment Options.............................................................................23
      Optional Insurance Benefits.........................................................................24
      Surrender...........................................................................................24
      Partial Withdrawal..................................................................................24
CHARGES AND DEDUCTIONS....................................................................................24
      Monthly Deductions..................................................................................24
      Daily Deductions....................................................................................26
      Surrender Charge....................................................................................26
      Partial Withdrawal Costs - Surrender Charges and Withdrawal Transaction Fees........................26
      Transfer Charges....................................................................................27
CONTRACT LOANS............................................................................................27
CONTRACT TERMINATION AND REINSTATEMENT....................................................................29
OTHER CONTRACT PROVISIONS.................................................................................30
FEDERAL TAX CONSIDERATIONS................................................................................31
      Transamerica Occidental Life Insurance Company and the Separate Account.............................31
      Taxation of the Contracts...........................................................................31
VOTING RIGHTS.............................................................................................33
DIRECTORS AND PRINCIPAL OFFICERS OF TRANSAMERICA
         OCCIDENTAL LIFE INSURANCE COMPANY................................................................35
DISTRIBUTION..............................................................................................37
REPORTS  37
SERVICES 38
PERFORMANCE INFORMATION...................................................................................38
LEGAL PROCEEDINGS.........................................................................................39
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.........................................................39
FURTHER INFORMATION.......................................................................................39
MORE INFORMATION ABOUT THE FIXED ACCOUNT..................................................................39
INDEPENDENT AUDITORS......................................................................................40
FINANCIAL STATEMENTS......................................................................................40

APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE.........................................................A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS.................................................................B-1
APPENDIX C - BENEFIT PAYMENT OPTIONS......................................................................C-1
APPENDIX D - ILLUSTRATIONS OF DEATH BENEFIT, CONTRACT VALUES
         AND ACCUMULATED PAYMENTS.........................................................................D-1
APPENDIX E -- SPECIAL TERMS...............................................................................E-1



SUMMARY

This summary provides a brief overview of the more significant aspects of the contract. The prospectus and the contract provide further detail. We do not claim that the contract is similar or comparable to an investment plan of a mutual fund. The contract and its attached application are the entire agreement between you and Transamerica Occidental Life Insurance Company.

The Transamerica Lineage(R) contract provides insurance protection for the named beneficiary. Death benefits are generally not subject to federal income tax. The contract will generally be a modified endowment contract, a MEC, for federal income tax purposes, except in certain circumstances described in Taxation of the Contracts. As a MEC, if you assign or pledge the contract or receive a loan, distribution or other amounts, you will be taxed to the extent income has accumulated in the contract. See Taxation of the Contracts on page 31.

You will find  definitions of special terms used in this  prospectus in Appendix
E.

There are certain risks associated with purchasing a variable universal life insurance contract. There is no guarantee that the investment objectives of the portfolios will be achieved. The contract value may be less than the aggregate payments made to the contract. Before investing, carefully read this prospectus and the prospectuses of the portfolios that accompany this prospectus.

Because of the substantial nature of the surrender charges, the contract is not suitable for short-term investment purposes. Also, prospective purchasers should note that it may not be advisable to purchase a contract as a replacement for existing insurance.

The death benefit is generally excludible from the gross income of the beneficiary although the death benefit may be subject to federal and state estate taxes. During the first 15 contract years, distributions from the contract that are required under Section 7702 of the Internal Revenue Code because of a reduction in contract benefits may be taxable as ordinary income without regard to the amount of prior partial withdrawals or total payment made. Further, if your contract is a MEC, you will pay income taxes on partial withdrawals and surrenders, loans or assignments of the contract to the extent of any gains in the contract on an "income out first" basis and without regard to prior partial withdrawals or total payment made. Also, a 10% penalty tax may apply. If your contract is not a MEC, you will generally not be taxed on partial withdrawals or surrenders until the cumulative surrender amount exceeds total payments made to the contract. Amounts received on partial withdrawals or surrenders in excess of total payments made are treated as ordinary income. For more information, see Federal Tax Considerations. As with any tax matter, you should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Unit values may decline, and contract performance may be worse than illustrated. A significant decline in unit values may cause the contract to lapse in a short period of time unless additional payments, if permissible, and/or loan repayments, if applicable, are made.

If the contract is not a MEC and it terminates while a loan is outstanding, you will realize taxable income to the extent the loan balance (including accrued interest) exceeds your basis in the contract. Due to the possible volatility in the investment performance of the underlying portfolios, the contract could terminate (giving rise to tax consequences) at an unexpected time.

What is the Contract's Objective?

The objective of the contract is to give permanent life insurance protection and to help you build assets on a tax-deferred basis. Benefits available through the contract include:

o        a life insurance benefit that can protect your family or other heirs;

o        payment options that can guarantee an income for life;

o a personalized investment portfolio you may tailor to meet your needs, time frame and risk tolerance level;

o        experienced, professional investment advisers; and

o        tax deferral on earnings while your money is accumulating.

The contract combines features and benefits of traditional life insurance with the advantages of professional money management. Unlike the fixed benefits of ordinary life insurance, the contract value will increase or decrease depending on investment results. Unlike traditional insurance policies, the contract has no fixed schedule for payments.

Who Are the Key Persons Under the Contract?

The contract is a contract between you and us. Each contract has a contract owner, you; the insured; and a beneficiary. As contract owner, you make the payment, choose investment allocations and select the insured and beneficiary. The insured is the person covered under the contract. The beneficiary is the person who receives the net death benefit when the insured dies.

What Happens When the Insured Dies?

We will pay the net death benefit to the beneficiary when the insured dies while the contract is in effect. If the contract was issued as a second-to-die contract, the net death benefit will be paid on the death of the last surviving insured.

Through the final payment date, the death benefit is the greater of:

o        the face amount (the amount of insurance determined by your payment);
         or

o    the minimum death benefit provided by the guideline minimum sum insured.

And the net death benefit is the death benefit:

o less any outstanding loan and monthly deductions due and unpaid through the contract month in which the insured dies, as well as

o any unpaid partial withdrawals, withdrawal transaction fees and applicable surrender charges.

After the final payment date, if the Guaranteed Death Benefit Rider is not in effect, the net death benefit is the guideline minimum sum insured:

o less any outstanding loan, and any due and unpaid partial withdrawals, withdrawal transaction fees and applicable surrender charges.

After the final payment date, if the Guaranteed Death Benefit Rider is in effect on the final payment date, a guaranteed death benefit will be provided unless the rider is subsequently terminated. The guaranteed death benefit will be the greater of:

o        the face amount as of the final payment date; or

o the guideline minimum sum insured as of the date due proof of death is received by us.

The net death benefit will be the death benefit reduced by any outstanding loan through the contract month in which the insured dies. See Guaranteed Death Benefit Rider on page 20. The rider may not be available in all jurisdictions and is not available in Massachusetts.

The beneficiary may receive the net death benefit:

o        in a lump sum; or

o        under one of our benefit payment options.

Can I Examine the Contract?

Yes. You have the right to examine and cancel your contract by returning it to us or to one of our representatives within 10 days, or such later date as provided by state law, after you receive the contract.

If your contract provides for a full refund under its right to cancel provision as required in your state, your refund will be your entire payment.

If your contract does not provide for a full refund, you will receive:

o        amounts allocated to the fixed account; plus

o        the value of the units in the separate account; plus

o        all fees, charges and taxes which have been imposed.

In some states you will receive an amount equal to:

o the surrender value of the contract on the valuation date we receive, in good order, your request to cancel your contract; plus

o any fees or other charges deducted from payments made or from contract values. Such fees and charges include monthly deductions and surrender charges.

Your refund will be determined as of the valuation date that your written request is received at our Variable Life Service Center.


See Free Look Period on page 17.


What Are My Investment Choices?

The contract gives you an opportunity to select among a number of investment options, including sub-accounts and a fixed account. The sub-accounts invest in nineteen portfolios from nine mutual fund families, and offer a wide range of investment objectives.


The available sub-accounts are:

AEGON/Transamerica Transamerica Equity(1)
AEGON/Transamerica Transamerica Money Market(2)
Alger American Income & Growth
Alliance VP Growth and Income
Alliance VP Premier Growth
Dreyfus VIF - Appreciation Portfolio -
   Initial Shares
Dreyfus VIF - Small Cap Portfolio -
   Initial Shares
Janus Aspen Series Balanced
Janus Aspen Series Worldwide Growth
MFS(R)Emerging Growth Series
MFS(R)Investors Trust Series
MFS(R)Research Series
Miller Anderson UIF Core Plus Fixed Income(3)
Miller Anderson UIF High Yield(4)
OCC Accumulation Trust Managed
OCC Accumulation Trust Small Cap
PIMCO VIT StocksPLUS Growth & Income -
   Admin Class
Van Kampen UIF Emerging Markets Equity(5)
Van Kampen UIF International Magnum(6)
(1)  Formerly Transamerica VIF Growth sub-account.
(2)  Formerly Transamerica VIF Money Market sub-account.
(3)  Formerly MS UIF Fixed Income sub-account.
(4)  Formerly MS UIF High Yield sub-account.
(5)  Formerly MS UIF Emerging Markets Equity sub-account.
(6)  Formerly MS UIF International Magnum sub-account.


This range of investment choices allows you to allocate your money among the sub-accounts to meet your investment needs. You may allocate payments and value among all:

o        nineteen sub-accounts; and

o        the fixed account.


If your contract provides for a full refund under its right to cancel provision as required in your state, after the contract is issued by us we will allocate all sub-account investments to the sub-account investing in the Money Market portfolio of the AEGON/Transamerica Series Fund, Inc., until the end of four calendar days plus the number of days under the state free look period. This period is usually 10 days, but longer under some circumstances. After this, we will allocate all amounts to the sub-accounts as you have chosen.


The contract also offers a fixed account, which provides a guaranteed minimum interest rate of 4% annually on amounts allocated to the fixed account. We may declare a higher rate. The fixed account is part of the general account of Transamerica. Amounts in the fixed account do not vary with the investment performance of a portfolio.

What Are the Investment Objectives of the Portfolios?

The sub-accounts invest in a variety of portfolios. A summary of investment objectives of the portfolios is set forth below. Before investing, carefully read prospectuses of the portfolios that accompany this prospectus. Statements of Additional Information for the portfolios are available without charge on request. There is no guarantee that the investment objectives of the portfolios will be achieved. The contract value may be less than the aggregate payments made to the contract.

The boards of the portfolios have responsibility for the supervision of the affairs of the portfolios. These boards have entered into management agreements with the investment advisers. These advisers, subject to their board's review, are responsible for the daily affairs and general management of the portfolios. The advisers perform the respective administrative and management services for the portfolios, furnish to the portfolios office space, facilities and equipment, and pay the compensation, if any, of officers and board members who are affiliated with the advisers.

Each portfolio bears expenses incurred in its operation, other than the expenses its advisers assume under the management agreement. Portfolio expenses include:

o costs to register and qualify the portfolio's shares under the Securities Act of 1933, or 1933 Act.

o        other fees payable to the SEC.

o        independent public accountant, legal and custodian fees.

o association membership dues, taxes, interest, insurance payments and brokerage commissions.

o fees and expenses of the board members who are not affiliated with the advisers.

There is no guarantee that the investment objectives of the portfolios will be achieved. The contract value may be more or less than the aggregate payments made to the contract.

The management fees listed below are fees specified in the applicable advisory contract, that is, before any fee waivers. The portfolios' prospectuses contain more detailed information on the portfolio's investment objectives, restrictions, risks, expenses and advisers.

A summary of the portfolios is described below.


The Transamerica Equity Portfolio of the AEGON/Transamerica Series Fund, Inc. seeks to maximize long-term growth by investing at least 80% of its assets in equity securities of growth companies of any size.

Adviser: AEGON/Transamerica Fund Advisers, Inc.
Sub-Adviser: Transamerica Investment Management, LLC.
Management Fee: 0.75%

The Transamerica Money Market Portfolio of the AEGON/Transamerica Series Fund, Inc. seeks to maximize current income consistent with liquidity and preservation of principal by investing in money market instruments with remaining maturities of 13 months or less.

Adviser: AEGON/Transamerica Fund Advisers, Inc.
Sub-Adviser: Transamerica Investment Management, LLC.
Management Fee: 0.35%

The Income & Growth  Portfolio of The Alger  American  Fund  primarily  seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend-paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

Adviser: Fred Alger Management, Inc.
Management Fee: 0.625%.


The Growth and Income Portfolio of the Alliance Variable Products Series Fund, Inc. seeks reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

Adviser: Alliance Capital Management L.P
Management Fee: 0.63%.

The Premier Growth Portfolio of the Alliance Variable Products Series Fund, Inc. seeks growth of capital by pursuing aggressive investment policies.

Adviser: Alliance Capital Management L.P.
Management Fee: 1.00%.

The Appreciation Portfolio - Initial Shares of the Dreyfus Variable Investment Fund seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue these goals, the portfolio primarily invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

Adviser: The Dreyfus Corporation.
Sub-Adviser: Fayez Sarofim & Co.
Management Fee: 0.75%.


The Small Cap Portfolio - Initial Shares of the Dreyfus Variable Investment Fund seeks to maximize capital appreciation. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of small-cap companies. Small-cap companies are those with market values of less than $2 billion at the time of purchase. The portfolio may continue to hold the securities of companies as their market capitalizations grow and, thus, at any given time, a substantial portion of the portfolio's holdings may have market capitalizations in excess of $2 billion.

Adviser: The Dreyfus Corporation.
Management Fee: 0.75%.

The Balanced Portfolio of the Janus Aspen Series normally invest 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

Adviser: Janus Capital Management LLC.
Management Fee: 0.65%

The Worldwide Growth Portfolio of the Janus Aspen Series invests primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

Adviser: Janus Capital Management LLC.
Management Fee: 0.65%

The Emerging Growth Series of the MFS(R) Variable Insurance Trust seeks long-term growth of capital by investing in common stocks of companies that are early in their life cycles that MFS believes have the potential to become major enterprises.

Adviser: MFS Investment Management(R).
Management Fee: 0.75%.

The Investors Trust Series of the MFS(R) Variable Insurance Trust seeks long-term growth of capital with a secondary objective to seek reasonable current income.

Adviser: MFS Investment Management(R).
Management Fee: 0.75%.

The Research Series of the MFS(R) Variable Insurance Trust seeks long-term growth of capital and future income by investing in equity securities of companies believed to possess better-than average prospects for long-term growth.

Adviser: MFS Investment Management(R).
Management Fee: 0.75%.

The Core Plus Fixed Income Portfolio of the Miller Anderson Universal Institutional Funds seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Adviser: Miller Anderson.* Management Fee: 0.40% of the first $500 million; 0.35% of the next $500 million; and 0.30% of the assets over $1 billion.

The High Yield Portfolio of the Miller Anderson Universal Institutional Funds seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

Adviser: Miller Anderson.* Management Fee: 0.50% of the first $500 million; 0.45% of the next $500 million; and 0.40% of the assets over $1 billion.

*Morgan Stanley Investment Management, Inc. does business in certain instances using the name Miller Anderson. Prior to May 1, 2002, Morgan Stanley Investments LP (formerly, Miller Anderson & Sherrerd, LLP), an affiliate of Morgan Stanley Investment Management, Inc. served as investment advisor to the Core Plus Fixed Income Portfolio and the High Yield Portfolio.

The Managed Portfolio of the OCC Accumulation Trust seeks growth of capital over time by investing primarily in common stocks, bonds and cash equivalents.

Adviser: OpCap Advisors, LLC. Sub-Adviser: Pacific Investment Management Company LLC. Management Fee: 0.78% of the first $400 million and 0.75% of the next $400 million and 0.70% of net assets over $800 million.

The Small Cap Portfolio of the OCC Accumulation Trust seeks capital appreciation. The Portfolio invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities of companies with a market capitalization under $2 billion.

Adviser: OpCap Advisors, LLC. Management Fee: 0.80% of the first $400 million and 0.75% of the next $400 million and 0.70% of net assets over $800 million.

The StocksPLUS Growth & Income Portfolio - Admin Class of the PIMCO Variable Insurance Trust seeks to outperform the stock market as measured by the S&P 500 Index by investing in S&P 500 derivatives in addition to or in place of S&P 500 stocks in an attempt to equal or exceed the performance of the S&P 500.

Adviser: Pacific Investment Management Company LLC.
Management Fee: 0.40%.

The Emerging Markets Equity Portfolio of the Van Kampen Universal Institutional Funds seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Adviser's investment approach combines top-down country allocation with bottom-up stock selection. Investment criteria include attractive growth characteristics, reasonable valuations, and company management with strong shareholder value orientation.

Adviser: Van Kampen.** Management Fee: 1.25% of the first $500 million; 1.20% of the next $500 million; and 1.15% of the assets over $1 billion.

The International Magnum Portfolio of the Van Kampen Universal Institutional Funds seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers comprising the Morgan Stanley Capital International EAFE Index (which includes Australia, Japan, New Zealand, most Western European nations and certain developed Asian countries, such as Hong King and Singapore).

Adviser: Van Kampen.** Management Fee: 0.80% of the first $500 million; 0.75% of the next $500 million; and 0.70% of the assets over $1 billion. **Morgan Stanley Investment Management, Inc., which does business in certain instances using the name Van Kampen, serves as the investment adviser to the UIF Portfolios.



If there is a material change in the investment objective or policy of a portfolio, we will notify you of the change. If you have contract value allocated to that portfolio, you may reallocate the contract value to another portfolio or to the fixed account without charge. For you to exercise your rights, we must receive your written request within 60 days of the later of the:

o effective date of the material change in the investment objective or policy; or

o        receipt of the notice of your right to transfer.

Since all of the portfolios are available to registered separate accounts offering variable annuity and variable life products of Transamerica and to other insurance companies as well, there is a possibility of a material conflict. If such a conflict arises between the interests of Separate Account VUL-2 and one or more other separate accounts investing in the portfolios, the affected insurance companies will take steps to resolve the matter. These steps may include stopping their separate accounts from investing in the portfolios. See the portfolios' prospectuses for greater detail on this subject.

We may receive payments from some or all of the portfolios or their advisers, in varying amounts. These payments may be based on the amount of assets allocated to the portfolios. The payments are for administrative or distribution services.

Portfolios Not Publicly Available

Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchases as limited by federal tax laws. These portfolios are not the same as mutual funds that may have very similar names and are sold directly to the public. The performance of such publicly available funds, which may have different assets and expenses, should not be considered as an indication of the performance of the portfolios. The assets of each portfolio are help separate from the assets of the other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of one portfolio has no effect on the investment performance of another portfolio. The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio.

Can I Make Transfers Among the Sub-Accounts and the Fixed Account?

Yes. You may transfer contract value among the sub-accounts and the fixed account, subject to our consent and then current rules. You will incur no current taxes on transfers while your money is in the contract. You also may elect automatic account rebalancing so that assets are periodically reallocated according to a desired mix or choose automatic dollar cost averaging to gradually move funds into one or more sub-accounts.

The first 18 transfers of contract value in a contract year are free. A transfer charge not to exceed $25 may apply for each additional transfer in the same contract year. This charge is for the costs of processing the transfer.

How Much Can I Invest and How Often?

The contract requires a single payment of at least $10,000 on or before the date of issue. Additional payments of at least $10,000 may be made as long as the total payments do not exceed the maximum payment amount specified in the contract. Additional payments may be accepted, subject to our underwriting approval if the payment would increase the death benefit.

What If I Need My Money?

You may borrow up to the loan value of your contract. The maximum loan value is 90% of the result of the contract value less surrender charges. You may also make partial withdrawals and you may surrender the contract for its surrender value.

The guaranteed annual interest rate credited to the contract value securing a loan will be at least 4.0%. However, any portion of the outstanding loan that is a preferred loan will be credited interest at an annual rate not less than 5.50%.

We will allocate contract loans among the sub-accounts and the fixed account according to your instructions. If you do not make an allocation, we will make a pro rata allocation. We will transfer the portion of the contract value in each sub-account equal to the contract loan to the fixed account.

You may surrender your contract and receive its surrender value. You may make partial withdrawals of $1,000 or more from the contract value, subject to partial withdrawal costs, including any applicable surrender charges. The face amount is proportionately reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the contract value below $10,000.

A loan, surrender or partial withdrawal may have tax consequences. See Taxation of the Contracts.

Can I Make Future Changes Under My Contract?

Yes. There are several changes you can make after receiving your contract, within limits. You may:

o        cancel your contract under its right to cancel provision;

o        transfer your ownership to someone else;

o        change the beneficiary;

o change the allocation for any additional payment, with no federal income tax consequences under current law;

o make transfers of the contract value among the fixed account and the sub-accounts, with no federal income taxes incurred under current law; and

o        add or remove certain optional insurance benefits provided by rider.

Can I Convert My Contract Into a Non-Variable Contract?

Yes. You can convert your contract without charge during the first 24 months after the date of issue. On conversion, we will transfer the portion of the contract value in the sub-accounts to the fixed account. We will allocate any future payments to the fixed account, unless you instruct us otherwise.

What Charges Will I Incur Under My Contract?

The following charges will apply to your contract under the circumstances described. Some of these charges apply throughout the contract's duration.

Through the final payment date, we deduct the following monthly charges from the contract value:

o        0.30% annually for the administrative expenses; and

o a deduction for the cost of insurance, which varies depending on the type of contract and underwriting class. It is deducted on each monthly processing date starting with the date of issue and continuing through the final payment date.

And, during the first ten contract years through the final payment date, we deduct:

o        0.40% annually for distribution expenses; and

o        0.20% annually for federal, state and local taxes.

Additionally, the following daily charge is deducted from the separate account for the duration of the contract:

o        0.80% annually for the mortality and expense risks.

The following charges and fees apply if you exercise certain contract rights:

o        we may charge $25 for transfers in excess of 18 in a contract year;

o we will charge for surrenders, and for partial withdrawals in excess of the Free 10% Withdrawal amount, during the first nine contract years, adjusted for reinstatements;

o we may charge a withdrawal transaction fee for partial withdrawals, equal to 2% of the amount withdrawn up to a $25 maximum. Currently, no charge is imposed; and

o we may charge up to $25 for each projection of values you request during a contract year in excess of one projection of values in addition to your annual statement.

There are also deductions from and expenses paid out of the assets of the portfolios that are described in the accompanying prospectuses.

What Are the Expenses and Fees of the Portfolios?


The value of the units of the sub-accounts will reflect the management fee and other expenses of the portfolios in which the sub-accounts invest. The levels of fees and expenses vary among the portfolios. The following table shows the management fees, other expenses and the total portfolio annual expenses of the portfolios for 2001. The prospectuses and statements of additional information of the portfolios contain more information concerning the fees and expenses.


                               Portfolio Expenses

  (as a percentage of assets after fee waiver and/or expense reimbursement)(1)

                                                                                              Total
                                                                                            Portfolio
                                                       Management          Other              Annual
Portfolio                                                 Fees            Expenses           Expenses
AEGON/Transamerica Transamerica                           0.75%            0.10%              0.85%
Equity(2)
AEGON/Transamerica Transamerica                           0.35%            0.04%              0.39%
Money Market(3)
Alger American Income & Growth                           0.625%            0.095%             0.72%
Alliance VP Growth and Income                             0.63%            0.04%              0.67%
Alliance VP Premier Growth                                1.00%            0.04%              1.04%
Dreyfus VIF - Appreciation Portfolio -                    0.75%            0.03%              0.78%
Initial Shares(4)
Dreyfus VIF - Small Cap Portfolio -                       0.75%            0.04%              0.79%
Initial Shares(4)
Janus Aspen Series Balanced(5)                            0.65%            0.01%              0.66%
Janus Aspen Series Worldwide Growth(5)                    0.65%            0.04%              0.69%
MFS(R)Emerging Growth Series(6)                            0.75%            0.12%              0.87%
MFS(R)Investors Trust Series(6)                            0.75%            0.15%              0.90%
MFS(R)Research Series(6)                                   0.75%            0.15%              0.90%
Miller Anderson UIF Core Plus Fixed                       0.39%            0.31%              0.70%
Income(7) (8)
Miller Anderson UIF High Yield(7) (8)                     0.47%            0.33%              0.80%
OCC Accumulation Trust Managed (7)(9)                     0.78%            0.10%              0.88%
OCC Accumulation Trust Small Cap (7)(9)                   0.80%            0.10%              0.90%
PIMCO  VIT   StocksPLUS   Growth  &  Income  -Admin       0.40%            0.27%              0.67%
Class(10)
Van Kampen UIF Emerging Markets                           0.98%            0.87%              1.85%
Equity(7)(8)
Van Kampen UIF International Magnum(7)(8)                 0.62%            0.54%              1.16%

The fee table information relating to the underlying portfolios was provided by the portfolios or their investment advisers, as we have not and cannot independently verify either the accuracy or completeness of such information. Therefore, we disclaim any and all liability for the accuracy and completeness of such information. Actual future expenses of the portfolios may be greater or less than those shown in the Table. These expenses are for the year ended December 31, 2001.

Notes to Portfolio Expenses table:

(1) From time to time, the portfolios' investment advisers, each in its own discretion, may voluntarily waive all or part of their fees and/or voluntarily assume certain portfolio expenses. The expenses shown in the Portfolio Expenses table are the expenses paid for 2001. The expenses shown in the table reflect a portfolio's adviser's waivers of fees or reimbursement of expenses, if applicable. It is anticipated that such waivers or reimbursements will continue for calendar year 2002. Without such waivers or reimbursements, the annual expenses for 2001 for certain portfolios would have been, as a percentage of assets, as follows:

                                                             Management        Other        Total Portfolio
       Portfolio                                                Fees          Expenses      Annual Expenses
       AEGON/Transamerica Transamerica Equity                   0.75%           0.16%            0.91%
       Miller Anderson UIF Core Plus Fixed                      0.40%                            0.71%
       Income                                                                   0.31%
       Miller Anderson UIF High Yield                           0.50%                            0.83%
                                                                                0.33%

       Van Kampen UIF Emerging Markets Equity                   1.25%           0.87%            2.12%
       Van Kampen UIF International Magnum                      0.80%           0.54%            1.34%

(2) The historical financial information for periods before May 1, 2002 has been derived from the financial history of the predecessor portfolio, the Growth Portfolio of the Transamerica Variable Insurance Fund, Inc.

(3) Before May 1, 2002, this portfolio was sub-advised by J.P. Morgan Investment Management, Inc. Effective May 1, 2002, the management fee was reduced to 0.35%.

(4) The figures in the above Portfolio Expenses are for the initial share class for the fiscal year ended December 31, 2001. Current or future expenses may be higher or lower than the figures given. Please refer to the current prospectus for this portfolio for more complete information.

(5) Expenses are based upon expenses for the fiscal year ended December 31, 2001. All expenses are shown without the effect of any expense offset arrangements.

(6) Each series has an expense offset arrangement which reduces the series custodian fee based upon the amount of cash maintained by the series with its custodians and dividend disbursing agent. Each series may enter into other arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore, higher than the actual expenses of the series. Had these fee reductions been taken into account, the fee shown in the "Portfolio Expense" table, which are a percentage of assets after fee waivers and expense reimbursements, would be lower for certain series and would equal 0.86% for Emerging Growth Series, 0.89% for Investors Trust Series and 0.89% for Research Series.

(7) The management fee of certain portfolios includes breakpoints at designated asset levels. Further information on these breakpoints is provided in the prospectuses for the portfolios.

(8) Morgan Stanley Investment Management, Inc. does business in certain instances using the name "Van Kampen" or "Miller Anderson".

(9) The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expense to limit total operating expenses of the portfolio to 1.00% of average net assets (net of expenses offset) on an annual basis.

(10) PIMCO has contractually agreed to reduce total annual portfolio operating expenses to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees, 0.65% of average daily assets. Without such reductions, total operating expenses for the fiscal year ended December 31, 2001 were 0.67%. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.


What Charges Will I Incur If I Surrender
My Contract Or Make A Partial
Withdrawal?

The charges below apply only if you surrender your contract or make partial withdrawals:

o Surrender Charge - This charge applies on full surrenders within the first nine contract years. The surrender charge begins at 9.00% of the payment(s) withdrawn and decreases by 1% each contract year until it is 0% at the start of the tenth contract year. If you reinstate your contract, however, the surrender charges which will apply upon reinstatement are those which were in effect on the date of default.

o Partial Withdrawal Costs - We deduct from the contract value a surrender charge on a withdrawal exceeding the Free 10% Withdrawal Amount on partial withdrawals taken during the first nine contract years, adjusted as applicable for reinstatements.

Currently, we do not impose a withdrawal transaction fee. We reserve the right, however, to impose a withdrawal transaction fee equal to 2% of the amount withdrawn, not to exceed $25, for each partial withdrawal taken.

What Are the Lapse and Reinstatement Provisions of My Contract?

If the Guaranteed Death Benefit Rider is not in effect on your contract, the contract will be in default if, on a monthly processing date, the surrender value is less than the monthly deductions due. If the contract is in default, you will have a 62-day grace period in which to pay the required payment. If sufficient payment is not paid by the end of the grace period, the contract will lapse and terminate without value.

If the Guaranteed Death Benefit Rider is in effect on your contract, the contract will not lapse. If the Guaranteed Death Benefit Rider is terminated, however, your contract may then lapse.

Additionally, whether the Guaranteed Death Benefit Rider is or is not in effect on the contract, if the outstanding loan at any time exceeds the contract value minus the surrender charges, the outstanding loan will be in default. If the outstanding loan goes into default, you will have a 62-day grace period in which to pay back the excess outstanding loan. If you do not pay back the excess outstanding loan by the end of the grace period, the loan will be foreclosed and the contract will lapse and terminate without value.

If the Guaranteed Death Benefit Rider is in effect on the contract, the Guaranteed Death Benefit Rider will terminate if the loan is foreclosed. Once terminated, the Guaranteed Death Benefit Rider may not be reinstated. The rider may not be available in all jurisdictions and is not available in Massachusetts.

Within limits, the contract may be reinstated within three years from the date of default if it lapses or the outstanding loan is foreclosed.

How is My Contract Taxed?

The contract has been designed to be a modified endowment contract. However, under Section 1035 of the Internal Revenue Code an exchange of:

(1)      a life insurance contract entered into before June 21, 1988; or

(2)  a life insurance contract that is not itself a modified endowment contract will not cause the contract to be treated as a modified endowment contract if no additional payments are made and there is no increase in the death benefit as a result of the exchange.

If the contract is considered a modified endowment contract, all distributions, including contract loans, partial withdrawals, surrenders and assignments, will be taxed on an income-out-first basis. Also, a 10% federal penalty tax may be imposed on that part of a distribution that is includible in income. However, the net death benefit under the contract is generally excludable from the gross income of the beneficiary. In some circumstances, federal estate tax may apply to the net death benefit or the contract value.

DESCRIPTION OF TRANSAMERICA,
THE SEPARATE ACCOUNT AND
THE PORTFOLIOS


Transamerica Occidental Life Insurance Company: Transamerica Occidental Life Insurance Company, or Transamerica, us or we, is an Iowa stock life insurance company originally incorporated under the laws of the State of California on June 30, 1906. Transamerica is principally engaged in the sale of life insurance and annuity policies. The home office of Transamerica is 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499.


Transamerica Corporation, a subsidiary of AEGON N.V., indirectly owns the issuing company, Transamerica Occidental Life Insurance Company.

Insurance Marketplace Standards Association: In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry established the Insurance Marketplace Standards Association (IMSA).

As an IMSA member, we agree to follow a set of standards in our advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which you will see on our advertising and promotional materials, demonstrates that we take our commitment to ethical conduct seriously.

The Separate Account: Transamerica Occidental Life Separate Account VUL-2, the separate account, was established by us as a separate account under the laws of the State of California, pursuant to resolutions adopted by our Board of Directors on June 11, 1996. The separate account is registered with the Securities and Exchange Commission (the SEC or Commission) under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the Commission does not supervise the management of the investment practices or policies of the separate account.

The variable benefits under this contract are provided through the separate account. The assets of the separate account are the property of Transamerica, but they are held separately from our other assets. Transamerica is not a trustee with respect to the separate account assets. The separate account does not have trustees. Transamerica maintains custody of all securities of the separate account. Income, if any, together with gains and losses, realized or unrealized, from assets in the separate account will be credited to or charged against the amounts allocated to the separate account without regard to other income, gains or losses of Transamerica Occidental Life Insurance Company. Assets equal to the liabilities of the separate account will not be charged with liabilities arising out of any other business we may conduct. If the assets in the separate account exceed the liabilities arising under the policies supported by the separate account, the excess may be used to cover other liabilities of Transamerica Occidental Life Insurance Company. Any amount we allocate to the separate account for state or federal income taxes may be deducted from the separate account.

The  separate  account  currently  has  nineteen   sub-accounts   available  for
investment, each of which invests solely in a specific corresponding mutual fund portfolio. Changes to the sub-accounts may be made at our discretion.


The Portfolios: The sub-accounts invest in a variety of portfolios. The portfolios are open-end management investment companies, or portfolios or series of, open-end management companies registered with the SEC under the 1940 Act and are usually referred to as mutual funds. This SEC registration does not involve SEC supervision of the investments or investment policies of the portfolios.


Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchasers as limited by federal tax laws. The assets of each portfolio are held separate from the assets of other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of the one portfolio have no effect on the investment performance of another portfolio. The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio as retained assets.

The Sub-Accounts Available Under the
Contracts Invest in the Following
Portfolios


o    The   Equity   Portfolio   and   The   Money   Market   Portfolio   of  the
     AEGON/Transamerica Series Fund, Inc.

o        The Income & Growth Portfolio of The Alger American Fund

oThe Growth  and  Income  Portfolio  and The  Premier  Growth  Portfolio  of the
     Alliance Variable Products Series Fund, Inc.

o The Appreciation Portfolio - Initial Shares and The Small Cap Portfolio - Initial Shares of the Dreyfus Variable Investment Fund

o The Balanced Portfolio and The Worldwide Growth Portfolio of the Janus Aspen Series

o The Emerging Growth Series(R), The Investors Trust Series(R), and The Research Series(R)of the MFS(R)Variable Insurance TrustSM

o The Core Plus Fixed Income Portfolio and The High Yield Portfolio of the Miller Anderson Universal Institutional Funds


o    The Managed  Portfolio and The Small Cap Portfolio of the OCC  Accumulation
     Trust

o The StocksPLUS Growth & Income Portfolio - Admin Class of the PIMCO Variable Insurance Trust

o    The  Emerging  Markets  Equity  Portfolio  and  The  International   Magnum
     Portfolio of the Van Kampen Universal Institutional Funds


THE CONTRACT

The contract is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the contract issued and the general contract description contained in this prospectus because of requirements of the state where your contract is issued. Some of the state specific differences are included in the prospectus, but the prospectus does not include references to all state specific differences. All state specific contract features will be described in your contract.

Applying For A Contract

Individuals wishing to purchase a contract must complete an application. We offer contracts to individuals 89 years old and under. For applications for second-to-die contracts, both proposed insureds must be 89 years old or under. After receiving a completed application from a prospective contract owner, we will begin underwriting to decide the insurability of the proposed insured. We may require medical examinations and other information before deciding insurability. We issue a contract only after underwriting has been completed. We may reject an application that does not meet our underwriting guidelines.

A prospective contract owner may make a payment at the time the application is completed. The payment must be at least $10,000 and at least 80% of the guideline single premium for the face amount requested. Under these circumstances, we will issue a conditional receipt which provides fixed conditional insurance, but not until after all its conditions are met. Included in these conditions are the completion of both parts of the application, to the extent required by our underwriting guidelines, completion of all underwriting requirements, and the proposed insured must be insurable under Transamerica's rules for insurance under the contract, in the amount, and in the underwriting class applied for in the application. After all conditions are met, the amount of fixed conditional insurance provided by the conditional receipt will be the amount applied for, up to a maximum of $250,000 for persons age 16 to 65 and insurable in a standard underwriting class, and up to $100,000 for all other ages and underwriting classes.

If you made the initial payment before the date we approve the application, we will allocate the payment to our fixed account within two business days of receipt of the payment at our Variable Life Service Center. If we are unable to issue the contract, the payment will be returned to you without interest.

If your application is approved and the contract is issued, we will allocate your contract value within two days of the date we approve your application according to your allocation instructions. However, if your contract provides for a full refund of payments under its right to cancel provision as required in your state, we will initially allocate your sub-account investments to the sub-account investing in the Money Market Portfolio. We will reallocate all amounts according to your investment choices no later than the expiration of four calendar days plus the number of days under the state free look period. This period usually lasts for 10 days, but is longer in some circumstances. See THE CONTRACT - Free Look Right to Cancel.

If your initial payment is equal to the amount of the guideline single premium, the contract will be issued with the Guaranteed Death Benefit Rider at no additional cost. If the Guaranteed Death Benefit Rider is in effect on the final payment date, a guaranteed net death benefit will be provided thereafter unless the Guaranteed Death Benefit Rider is subsequently terminated. The Guaranteed Death Benefit Rider may not be available in all jurisdictions and is not available in Massachusetts.

Free Look Period

The contract provides for a free look period under the right to cancel provision. You have the right to examine and cancel your contract by returning it to us or to one of our representatives on or before the tenth day, or such later date as required in your state, after you receive the contract.

If your contract provides for a full refund under its right to cancel provision as required in your state, your refund will be your entire payment.

If your contract does not provide for a full refund, you will receive:

o        amounts allocated to the fixed account; plus

o        the contract value in the sub-accounts; plus

o        all fees, charges and taxes which have been imposed.

In some states you will receive an amount equal to:

o the surrender value of the contract on the valuation date we receive, in good order, your request to cancel your contract; plus

o any fees or other charges deducted from payments made or from contract values. Such fees and charges include monthly deductions and surrender charges.

We may delay a refund of any payment made by check until the check has cleared your bank. Your refund will be determined as of the valuation date that the contract is received at our Variable Life Service Center.

Conversion Privilege

Within 24 months of the date of issue, you can convert your contract into a non-variable contract by transferring all contract value in the sub-accounts to the fixed account. The conversion will take effect at the end of the valuation period in which we receive, at our Variable Life Service Center, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate any future payments to the fixed account, unless you instruct us otherwise.

Payments

The contracts are designed for a large single payment to be paid by you on or before the date of issue. The minimum initial payment is $10,000. The initial payment is used to determine the face amount. The face amount will be determined by treating the payment as equal to 100% of the guideline single premium except as provided below.

You also indicate the desired face amount on the application. If the payment exceeds 100% of the guideline single premium for the face amount, the application will be amended and a contract with a higher face amount will be issued. If the payment specified is less than 80% of the guideline single premium for the face amount, the application will be amended and a contract with a lower face amount will be issued. You must agree to any amendment to the application.

Under our underwriting rules, the face amount must be based on 100% of the guideline single premium to be eligible for simplified underwriting and to qualify for the Guaranteed Death Benefit Rider. Payments are payable to us. Payments may be made by mail to our Variable Life Service Center or through our authorized representative. Any additional payment, after the initial payment, is credited to the sub-accounts or fixed account on the date of receipt at our Variable Life Service Center.

The contract limits the ability to make additional payments. Any additional payments may not cause total payments to exceed the maximum payment on the specifications pages of your contract. Additional payments may be accepted by us subject to our underwriting approval if the payment would increase the amount of the death benefit. No additional payment may be less than $10,000 without our consent except as necessary to keep a contract in force.

Total payments may not exceed the current maximum payment limits under federal tax law. Where total payments would exceed the current maximum payment limits, we will only accept that part of a payment that will make total payments equal the maximum. We will return any part of a payment that is greater than that amount. However, we will accept a payment needed to prevent contract lapse during a contract year.

Allocation of Payments

In the application for your contract, you decide the initial allocation of the payment among the sub-accounts and the fixed account. You may allocate the payment to one or more of the sub-accounts and/or the fixed account. You may allocate payment among up to nineteen sub-accounts, plus the fixed account. The minimum amount that you may allocate to a sub-account or to the fixed account without our consent is 5.0% of the payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of any future payment by written request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application. The policy of the Company and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. We will use reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses from unauthorized or fraudulent instructions. We require that callers on behalf of a contract owner identify themselves by name and identify the contract owner by name, date of birth and social security number. All telephone requests are tape recorded. An allocation change will take effect on the date of receipt of the notice at our Variable Life Service Center.

The contract value in the sub-accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the death benefit. Review your allocations of contract value as market conditions and your financial planning needs change.

Transfer Privilege

At any time before the election of a benefit payment option, subject to our then current rules, you may transfer amounts among the sub-accounts or between a sub-account and the fixed account. You may not transfer that portion of the contract value held in the fixed account that secures a contract loan.

We will make transfers at your written request or telephone request, as described in THE CONTRACT - Allocation of Payments. Transfers are effected at the value next computed after receipt of the transfer order.

The first 18 transfers in a contract year are free. After that, we may deduct a transfer charge, not to exceed $25, from amounts transferred on each additional transfer in that contract year.

Transfers involving the fixed account are currently allowed only if:

o there has been at least a ninety day period since the last transfer from the fixed account; and

o the amount transferred from the fixed account in each transfer does not exceed the lesser of $100,000 or 25% of the contract value.

These limitations do not apply to automatic transfers from the fixed account you elect to make under the dollar cost averaging option.

You may apply for automatic transfers under either the dollar cost averaging, or DCA, option, or the automatic account rebalancing, or AAR, option, by submitting your written request to our Variable Life Service Center. Transfers under either DCA or AAR are generally effective on the 15th day of each scheduled month. If your written request is received by us prior to the 15th of the month, your option may begin as early as the 15th of the month in which we receive your request. Otherwise, your option may begin as early as the 15th of the following month. You may cancel your election of an option by written request at any time with regard to future transfers. The DCA option and the AAR option may not be in effect at the same time on your contract. If you elect one option and, at a later date, submit written request for the other option, your new written request will be honored, and the previously elected option will be automatically terminated.

Other Restrictions on Transfers

We reserve the right, without prior notice, to modify, restrict or suspend the transfer privileges at any time and for any reason. For example, restrictions may be necessary to protect owners from adverse impacts on portfolio management of large and/or numerous transfers by market timers or others. We have determined that the movement of significant amounts from one sub-account to another may prevent the underlying portfolio from taking advantage of investment opportunities. This is likely to arise when the volume of transfer is high, since each portfolio must maintain a significant cash position in order to handle redemptions. Such movement may also cause a substantial increase in portfolio transaction costs that must be indirectly borne by the owner. Therefore, we reserve the right to require that all transfer requests be made by you and not by a third party holding a power of attorney. We may also require that each transfer you request be made by a separate communication to us. We also reserve the right to require that each transfer request be submitted in writing and be manually signed by you. We may choose not to allow telephone or facsimile transfer requests.

Dollar Cost Averaging or DCA

This option allows you to systematically transfer a set dollar amount from a source account you select for your contract on a monthly, quarterly, or semi-annual basis to one or more sub-accounts. You may choose either the Money Market sub-account or the fixed account as your source account. The minimum amount of each DCA transfer from the source account is $100, and you may not have value in more than nineteen sub-accounts. The DCA option is designed to reduce the risk of your purchasing units only when the price of the units is high, but you should carefully consider your financial ability to continue the option over a long enough period of time to purchase units when their value is low as well as when they are high. The DCA option does not assure a profit or protect against a loss. The DCA option will terminate automatically when the value of your source account is depleted.

There is no additional charge for electing the DCA option. Transfers to the fixed account are not permitted under the DCA option. Transfers from the fixed account as the source account will not be subject to the limitations on transfers from the fixed account. We reserve the right to terminate the DCA option at any time and for any reason.

The first automatic transfer for the elected DCA option counts as one transfer toward the 18 free transfers allowed in each contract year. Each subsequent automatic transfer for the elected option is free, and does not reduce the remaining number of transfers that are free in a contract year.

Automatic Account Rebalancing or AAR

Once your payments and requested transfers have been allocated among your sub-account choices, the performance of each sub-account may cause your allocation to shift such that the relative value of one or more sub-accounts is no longer consistent with your overall objectives. Under the AAR option, the balances in your selected sub-accounts can be restored to the allocation percentages you elect on your written request by transferring values among the sub-accounts. You may not have value in more than nineteen sub-accounts.

The minimum percentage allocation for each selected sub-account without our consent is 5%, and percentage allocations must be in whole numbers. The AAR option is available on a quarterly, semi-annual or annual basis. The minimum total amount of the transfers under the AAR option is $100 per scheduled date. If the total transfer amount would be less than $100, no transfer will occur on that scheduled date. The AAR option does not guarantee a profit or protect against a loss.

There is no additional charge for electing the AAR option. Transfers to or from the fixed account are not permitted under the AAR option. We reserve the right to terminate the AAR option at any time and for any reason.

The first automatic transfer for the elected AAR option counts as one transfer toward the 18 free transfers allowed in each contract year. Each subsequent automatic transfer for the elected option is free, and does not reduce the remaining number of transfers that are free in a contract year.

The following transfers will not count toward the 18 free transfers:

o        any transfers made for a conversion privilege;

o transfers to or from the Money Market sub-account during the free-look period if your contract provides for a full refund of payments under the free-look provision;

o        transfers because of a contract loan or a contract loan repayment; and

o        transfers because of a material change in investment policy.

Transfer Privileges Subject to Possible Limits

All of the transfer privileges described above are subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

o        minimum amount that may be transferred;

o minimum amount that may remain in a sub-account following a transfer from that sub-account;

o        minimum period between transfers involving the fixed account; and

o        maximum amounts that may be transferred from the fixed account.

These rules are subject to change by us.

Death Benefit

If the contract is in force on the date the insured dies, we will, with due proof of death, pay the net death benefit to the named beneficiary. For second-to-die contracts, the net death benefit is payable on the death of the last surviving insured. There is no death benefit payable on the death of the first insured to die. We will normally pay the net death benefit within seven days of receiving due proof of the insured's death, but we may delay payment of net death benefits. The beneficiary may receive the net death benefit in a lump sum or under a benefit payment option, unless the benefit payment option has been restricted by the contract owner. The net death benefit is the amount of the death benefit reduced by certain amounts, as described below. The amount of the death benefit in some instances depends on whether the Guaranteed Death Benefit Rider is in effect on the contract at the time of the insured's death.

Guaranteed Death Benefit Rider

The Guaranteed Death Benefit Rider may not be available in all jurisdictions and is not available in Massachusetts. If at the time of issue the contract owner has made payments equal to 100% of the guideline single premium, a Guaranteed Death Benefit Rider will be added to the contract at no additional charge, if the rider is available in your state. The contract will not lapse while the Guaranteed Death Benefit Rider is in force. The Guaranteed Death Benefit Rider will terminate and may not be reinstated on the first to occur of:

o        foreclosure of the outstanding loan,

o a request for a partial withdrawal or a loan after the final payment date, or

o        your written request to terminate the rider.

Death Benefit and Net Death Benefit

Through the final payment date, the death benefit is equal to the greater of:

o        the face amount, or
o        the guideline minimum sum insured.

Through the final payment date, the net death benefit is:

o        the death benefit, minus

o any outstanding loan and monthly deductions due and unpaid through the contract month in which the insured dies, as well as any unpaid partial withdrawals, withdrawal transaction fees, and applicable surrender charges.

If the Guaranteed Death Benefit Rider is in effect on the final payment date, and is not subsequently terminated, then the death benefit after the final payment date is the greater of:

o        the face amount on the final payment date, or

o the guideline minimum sum insured as of the date due proof of death is received by us.

The net death benefit after the final payment date if the Guaranteed Death Benefit Rider is in effect is:

o        the death benefit, minus

o        any outstanding loan, through the month in which the insured dies.

If the Guaranteed Death Benefit Rider is not in effect, then the death benefit after the final payment date is the guideline minimum sum insured as of the date due proof of death is received by us.

The net death benefit after the final payment date if the Guaranteed Death Benefit Rider is not in effect is:

o        the death benefit, minus

o any outstanding loan, through the month in which the insured dies, as well as any unpaid partial withdrawals, withdrawal transaction fees, and applicable surrender charges.




Guideline Minimum Sum Insured

The guideline minimum sum insured is a percentage of the contract value as set forth in Appendix A - Guideline Minimum Sum Insured. The guideline minimum sum insured is computed based on federal income tax regulations to ensure that the contract qualifies as a life insurance contract and that the insurance proceeds generally will be excluded from the gross income of the beneficiary.

Illustration

In this illustration, assume that the insured is under the age of 40, and that there is no outstanding loan.

A contract with a $100,000 face amount will have a death benefit of at least $100,000. However, because the death benefit must be equal to or greater than 265% of contract value, if the contract value exceeds $37,736 the death benefit will exceed the $100,000 face amount. In this example, each dollar of contract value above $37,736 will increase the death benefit by $2.65. For example, a contract with a contract value of $50,000 will have a guideline minimum sum insured of $132,500 ($50,000 X 2.65); contract value of $60,000 will produce a guideline minimum sum insured of $159,000 ($60,000 X 2.65); and contract value of $75,000 will produce a guideline minimum sum insured of $198,750 ($75,000 X 2.65).

Similarly, if the contract value exceeds $37,736, each dollar taken out of the contract value will reduce the death benefit by $2.65. If, for example, the contract value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $159,000 to $132,500. If, however, the contract value multiplied by the applicable percentage from the table in Appendix A is less than the face amount, the death benefit will equal the face amount.

The applicable percentage becomes lower as the insured's age increases. If the insured's age in the above example were, for example, 50, rather than between zero and 40, the applicable percentage would be 200%. The death benefit would not exceed the $100,000 face amount unless the contract value exceeded $50,000, rather than $37,736, and each dollar then added to or taken from contract value would change the death benefit by $2.00.

Option to Accelerate Death Benefits
(Living Benefits Rider)

Subject to state law and approval, you may elect to add the Option to Accelerate Death Benefits, (Living Benefits Rider) to your contract. This rider is only available for contracts providing insurance coverage on a single life. The rider is not available on second-to-die contracts. There is no direct charge for this rider. The rider allows you to receive a portion of the net death benefit while the insured is alive, subject to the conditions of the rider. You may submit a written request to receive the living benefit under this rider if the contract is in force and a qualified physician certifies that the insured has an illness or physical condition which is likely to result in the insured's death within 12 months. You may receive the living benefit either in a single sum or in 12 equal payments. The option may only be exercised once under the contract.

The amount you may receive is based on the option amount. The option amount is the portion of the death benefit you elect to apply under the rider as an accelerated death benefit. The option amount must be at least $25,000 and may not exceed the smallest of:

o        one-half of the death benefit on the date the option is elected; or

o the amount that would reduce the face amount to our current minimum issue limit; or

o        $250,000.

The living benefit is the lump sum benefit under this rider and is the amount used to determine the monthly benefit under the rider. It is the actuarially calculated present value of the option amount adjusted to reflect the actuarial present value of lost future mortality charges and to reflect any outstanding loans. The methodology used in this calculation is on file with state departments of insurance, where required. Subject to state law, an expense charge of $150 will be deducted from the contract value if you exercise the option under this rider.

If you elect to exercise this option, your contract will be affected as follows:

o a portion of the outstanding loan will be deducted from the living benefit, while the remaining outstanding loan will continue in force;

o    the contract's death benefit will be decreased by the option amount; and

o the contract value will be reduced in the same proportion as the reduction in the death benefit.

The portion of the outstanding loan which will be deducted from the living benefit will equal the outstanding loan times the option amount divided by the death benefit.

There will be no surrender charges assessed on the reduction in contract value.

If you elect to exercise this option, we will provide you with a written statement of the effect exercising this option will have on the values in your contract, including the effect on the outstanding loan amount, the death benefit, and the surrender value. We will not distribute the living benefit to you until you authorize the distribution after we have provided this written statement.

The rider is intended to provide a qualified accelerated death benefit that is excludable from gross income for federal income tax purposes. Whether any tax liability may be incurred, however, depends upon a number of factors. The rider may not be available in all jurisdictions.

Contract Value

The contract value is the total value of your contract. It is the sum of:

o        your accumulation in the fixed account; plus

o        the value of your units in the sub-accounts.

There is no guaranteed minimum contract value. The contract value on any date depends on variables that cannot be predetermined.

Your contract value is affected by the:

o        amount of your payments;

o        interest credited in the fixed account;
o        investment performance of the sub-accounts you select;

o        partial withdrawals;

o        loans, loan repayments and loan interest paid or credited; and

o        charges and deductions under the contract.

Computing Contract Value

We compute the contract value on the date of issue and on each valuation date. On the date of issue, the contract value is:

o your payment plus any interest earned during the period it was allocated to the fixed account; minus

o        the monthly deductions due.

On each valuation date after the date of issue, the contract value is the sum of:

o        accumulations in the fixed account; plus

o        the sum of the products of:

-        the number of units in each sub-account; times

-        the value of a unit in each sub-account on the valuation date.

The Unit

We allocate each payment to the sub-accounts you selected. We credit allocations
to  the  sub-accounts  as  units.   Units  are  credited   separately  for  each
sub-account.

The number of units of each sub-account credited to the contract is the quotient of:

o        that part of the payment allocated to the sub-account; divided by

o the dollar value of a unit on the valuation date the payment is received at our Variable Life Service Center. For payments received before the end of the free-look period for your contract, however, different rules may apply.

The number of units will remain fixed unless changed by a split of unit value, transfer, transfer charge, loan, partial withdrawal or surrender. Also, monthly deductions taken from a sub-account will result in cancellation of units equal in value to the amount deducted.

The dollar value of a unit of a sub-account varies from valuation date to valuation date based on the investment experience of that sub-account. This investment experience reflects the investment performance, expenses and charges of the portfolio in which the sub-account invests. The value of each unit was set at $10.00 on the first valuation date of each sub-account, except that the value for the Money Market sub-account was set at $1.00.

The value of a unit on any valuation date is the product of:

o        the dollar value of the unit on the preceding valuation date; times

o        the net investment factor.

Net Investment Factor

The net investment factor measures the investment performance of a sub-account during the valuation period just ended. The net investment factor for each sub-account is the result of:

o the net asset value per share of a portfolio held in the sub-account determined at the end of the current valuation period; plus

o the per share amount of any dividend or capital gain distributions made by the portfolio on shares in the sub-account if the ex-dividend date occurs during the current valuation period; divided by

o the net asset value per share of a portfolio share held in the sub-account determined as of the end of the immediately preceding valuation period; minus

o the mortality and expense risk charge for each day in the valuation period at an annual rate of 0.80% of the daily net asset value of that sub-account.

The net investment factor may be more or less than one.
Benefit Payment Options

The net death benefit payable may be paid in a single sum or under one or more of the benefit payment options then offered by the Company. Benefit payment options are paid from the general account and are not based on the investment experience of the separate account. These benefit payment options also are available at the maturity date or if the contract is surrendered. If no election is made, we will pay the net death benefit in a single sum.

Optional Insurance Benefits

You may add an optional insurance benefit to the contract by rider, as described in Appendix B - Optional Insurance Benefits. The cost of optional insurance benefits, if any, becomes part of the monthly deductions. All riders may not be available in all jurisdictions, and the names of the riders may vary by jurisdiction.

Surrender

You may surrender the contract and receive its surrender value. The surrender value is:

o        the contract value; minus

o        any outstanding loan and surrender charges.

We will compute the surrender value on the valuation date on which we receive your written request for surrender. We will deduct a surrender charge if you surrender the contract within nine full contract years of the date of issue. If you reinstate your contract, however, your surrender charges upon reinstatement will be the charges which applied on the date of default, and contract years will be adjusted accordingly. The surrender value may be paid in a lump sum or under a benefit payment option then offered by us. We will normally pay the surrender value within seven days following our receipt of your written request. We may delay benefit payments under the circumstances described in OTHER CONTRACT PROVISIONS - Delay of Benefit Payments.

The surrender value will generally be includible in gross income to the extent that the surrender value plus any outstanding loan at the time of surrender exceeds the tax basis in the contract. In addition, if the contract is a modified endowment contract, or MEC, a 10% federal tax penalty may apply to the taxable portion of the surrender value if the contract owner is less than 59 1/2 years old at the time of the distribution. See Taxation of the Contracts for important information about surrenders.

Partial Withdrawal

You may withdraw part of the contract value on written request. Your written request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the sub-accounts and the fixed account. If you do not provide allocation instructions, we will make a pro rata allocation. Each partial withdrawal must be at least $1,000. We will not allow a partial withdrawal if it would reduce the contract value below $10,000. The face amount is reduced proportionately based on the ratio of the amount of the partial withdrawal plus withdrawal transaction fees and applicable surrender charges to the contract value on the date of withdrawal.

On a partial withdrawal from a sub-account, we will cancel the number of units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the withdrawal transaction fee plus the applicable surrender charges. We will normally pay the partial withdrawal within seven days following our receipt of the written request. We may delay payment as described in OTHER CONTRACT PROVISIONS - Delay of Benefit Payments.

If the contract is considered a modified endowment contract or MEC, a partial withdrawal will be includible in gross income on an income-out-first basis. Additionally, a 10% federal tax penalty may apply to the taxable portion of a partial withdrawal if the contract owner is less than 59 1/2 years old at the time of the distribution. See Taxation of the Contracts for important information about partial withdrawals.

CHARGES AND DEDUCTIONS

The following charges will apply to your contract under the circumstances described. Some of these charges apply throughout the contract's duration.

Monthly Deductions

On the monthly processing date, we will deduct an amount to cover charges and expenses incurred in connection with the contract. No monthly deductions will be taken after the final payment date or, for the distribution fee and the tax charge, after the end of the tenth contract year. This monthly deduction will be deducted by subtracting values from the fixed account accumulation and/or canceling units from each applicable sub-account in the ratio that the portion of the contract value in the sub-account bears to the contract value. The amount of the monthly deduction will vary from month to month. If the contract value is not sufficient to cover the monthly deduction which is due, the contract may lapse.

The monthly deduction is comprised of the following charges:

Administration Charge: We impose a monthly charge at an annual rate of 0.30% of the contract value. This charge is to reimburse us for administrative expenses incurred in the administration of the contract. It is not expected to be a source of profit.

Monthly Insurance Protection Charge: Immediately after the contract is issued, the death benefit will be greater than the payment. While the contract is in force, the death benefit generally will be greater than the payments. To enable us to pay this excess of the death benefit over the contract value, a monthly cost of insurance charge is deducted. This charge varies depending on the type of contract and the underwriting class of the insured. In no event will the current deduction for the cost of insurance exceed the guaranteed maximum insurance protection rates set forth in the contract. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables (age last birthday), tobacco user or non-tobacco user, and the insured's sex (Mortality Table B for unisex contracts and Mortality Table D for second-to-die contracts) and age. There are appropriate adjustments in the rates for non-standard ratings. The tables used for this purpose set forth different mortality estimates for males and females and for tobacco user and non-tobacco user. Any change in the insurance protection rates will apply to all insureds of the same age, sex and underwriting class whose contracts have been in force for the same period.

The underwriting class of an insured will affect the insurance protection rate. We currently place insureds into standard underwriting classes and non-standard underwriting classes. The underwriting classes are also divided into two categories: tobacco user and non-tobacco user. We will place insureds under the age of 18 at the date of issue in a standard or non-standard underwriting class. We will then classify the insured as a non-tobacco user when the insured reaches age 18.

We also charge different current monthly insurance protection rates depending upon whether the contract was issued based on simplified underwriting criteria or, instead, was issued based on full underwriting. For example, the rates charged for a standard, non-tobacco user underwriting class will differ between individuals in that class covered under contracts issued on a simplified underwriting basis compared to individuals in that class covered under contracts issued on a fully underwritten basis.

Simplified underwriting applies to all applications which meet all of our simplified underwriting guidelines. These guidelines include:

o the insured (the younger insured for second-to-die applications) is at least 30 years old but not older than 80 on the date of issue;

o        the payment made is 100% of the guideline single premium;

o the payment is at least $10,000 but not more than the maximum permitted for the age of the insured; and

o information disclosed on the application is consistent with our current simplified underwriting guidelines.

Any application which does not meet all of our simplified underwriting guidelines will be fully underwritten. We may change our simplified underwriting criteria at any time.

Distribution Fee: During the first ten contract years, we make a monthly deduction to compensate us for a portion of the sales expenses which are incurred by us with respect to the contracts. This charge is equal to an annual rate of 0.40% of the contract value.


Tax Charge: During the first ten contract years, we make a monthly deduction to partially compensate us for state and local premium taxes, and federal income tax treatment of deferred acquisition costs. This charge is equal to an annual rate of 0.20% of contract value. Premium tax rates vary from state to state and are a percentage of payments made by contract owners to us. Currently, rates in the fifty states and the District of Columbia range between 0.50% and 3.50%. Since we are subject to retaliatory tax in some states, the effective premium tax for us typically ranges between 2.0% and 3.5%. Typically, we pay premium tax or retaliatory tax in all jurisdictions, but the tax charge will be deducted, even if we are not subject to premium or retaliatory tax in a state. We do not intend to profit from this charge.

Rider Charges: Any charges for riders are deducted monthly. Currently we do not impose any charges for riders available under the contract.

Daily Deductions

We assess each sub-account with a charge for mortality and expense risks we assume. Portfolio expenses are also reflected in the separate account.

Mortality and Expense Risk Charge: We impose a daily charge at an annual rate of 0.80% of the average daily net asset value of each sub-account. This charge compensates us for assuming mortality and expense risks for variable interests in the contracts.

The mortality risk we assume is that insureds may live for a shorter time than anticipated. If this happens, we will pay more net death benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the contracts will exceed those compensated by the administration charges in the contracts. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

Portfolio Expenses: The value of the units of the sub-accounts will reflect the investment advisory fee and other expenses of the portfolios whose shares the sub-accounts purchase. The prospectuses and statements of additional information of the portfolios contain more information concerning the fees and expenses.

No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the sub-accounts to pay the taxes. See Taxation of the Contracts.

Surrender Charge

The contract's contingent surrender charge is a deferred sales charge and an unrecovered tax charge. The deferred sales charge compensates us for distribution expenses, including commissions to our representatives, advertising and the printing of prospectuses and sales literature.

--------------------------- ----------------------
--------------------------    Surrender Charge
      Contract Year
--------------------------- ----------------------
--------------------------- ----------------------
            1                        9%
--------------------------- ----------------------
--------------------------- ----------------------
            2                        8%
--------------------------- ----------------------
--------------------------- ----------------------
            3                        7%
--------------------------- ----------------------
--------------------------- ----------------------
            4                        6%
--------------------------- ----------------------
--------------------------- ----------------------
            5                        5%
--------------------------- ----------------------
--------------------------- ----------------------
            6                        4%
--------------------------- ----------------------
--------------------------- ----------------------
            7                        3%
--------------------------- ----------------------
--------------------------- ----------------------
            8                        2%
--------------------------- ----------------------
--------------------------- ----------------------
            9                        1%
--------------------------- ----------------------
--------------------------- ----------------------
           10+                       0%
--------------------------- ----------------------

The surrender charge applies for nine contract years and is assessed as a percentage of payments made to the contract (adjusted for payments previously withdrawn). See Reinstatement, however, for how surrender charges and applicable contract years are adjusted if a contract is reinstated. We impose the surrender charge only if, during its duration, you request a full surrender or you request a partial withdrawal in excess of the Free 10% Withdrawal Amount.

Partial Withdrawal Costs -- Surrender
Charges and Withdrawal Transaction
Fees

A surrender charge may be deducted from contract value due to partial withdrawal. However, in any contract year, you may withdraw, without a surrender charge, up to:

o........10% of the contract value; minus

o        the total of any prior free withdrawals in the same contract year.

This amount is called the Free 10% Withdrawal. The right to make the Free 10% Withdrawal is not cumulative from contract year to contract year. For example, if only 8% of contract value were withdrawn in the second contract year, the amount you could withdraw in future contract years would not be increased by the amount you did not withdraw in the second contract year.

We impose any applicable surrender charge on any withdrawal greater than the free 10% withdrawal.

Currently,   we  do  not  impose  a  withdrawal   transaction  fee  for  partial
withdrawals. We reserve the right to impose a withdrawal transaction fee of 2.0% of the amount withdrawn, not to exceed $25.

Transfer Charges

The first 18 transfers in a contract year are free. After that, we may deduct a transfer charge not to exceed $25 from amounts transferred in that contract year. This charge reimburses us for the administrative costs of processing the transfer.

If you apply for automatic transfers under the DCA or AAR option, the first automatic transfer for the elected option counts as one transfer. Each future automatic transfer for the elected option is without charge and does not reduce the remaining number of transfers that may be made without charge.

Each of the following transfers of contract value is free and does not count as one of the 18 free transfers in a contract year:

o        a conversion within the first 24 months from date of issue;

o        a transfer to the fixed account to secure a loan;

o        a transfer from the fixed account as a result of a loan repayment;

o a reallocation of value in the Money Market sub-account as described above under THE CONRACT - Applying for a Contract; and,

o        a transfer made because of a material change in investment policy.

CONTRACT LOANS

You may borrow money secured by your contract value, both during and after the first contract year. The total amount you may borrow is the loan value. The maximum loan value is 90% of the result of contract value less surrender charges. Contract value equal to the outstanding loan will earn monthly interest in the fixed account at an annual rate of at least 4.0%.

The minimum loan amount is $1,000. The maximum loan amount is the loan value minus any outstanding loan. We will usually pay the loan within seven days after we receive the written request. We may delay the payment of loans as stated in OTHER CONTRACT PROVISIONS - Delay of Payments.

We will allocate the loan among the sub-accounts and the fixed account according to your instructions. If you do not make an allocation, we will make a pro rata allocation. We will transfer the portion of the contract value in each sub-account equal to the contract loan to the fixed account. We will not count this transfer as a transfer subject to the transfer charge.

Preferred Loan Option

Any portion of the outstanding loan that represents:

o        earnings in this contract;

o a loan from an exchanged life insurance policy that was carried over to this contract; or

o the available gain in the exchanged life insurance policy that was carried over to this contract may be treated as a preferred loan.

The available percentage of the gain carried over from an exchanged policy, less any policy loan carried over, which will be eligible for preferred loan treatment is as follows:

     ----------------------- ---------------------
           Beginning               Unloaned
        of Contract Year        Gain Available
     ----------------------- ---------------------
     ----------------------- ---------------------
               1                      0%
     ----------------------- ---------------------
     ----------------------- ---------------------
               2                     10%
     ----------------------- ---------------------
     ----------------------- ---------------------
               3                     20%
     ----------------------- ---------------------
     ----------------------- ---------------------
               4                     30%
     ----------------------- ---------------------
     ----------------------- ---------------------
               5                     40%
     ----------------------- ---------------------
     ----------------------- ---------------------
               6                     50%
     ----------------------- ---------------------
     ----------------------- ---------------------
               7                     60%
     ----------------------- ---------------------
     ----------------------- ---------------------
               8                     70%
     ----------------------- ---------------------
     ----------------------- ---------------------
               9                     80%
     ----------------------- ---------------------
     ----------------------- ---------------------
               10                    90%
     ----------------------- ---------------------
     ----------------------- ---------------------
              11+                    100%
     ----------------------- ---------------------

The annual interest rate credited to the contract value securing a preferred loan will be at least 5.5%. Currently, we credit interest to the contract value security a preferred loan at an annual effective interest rate of 6.0%.

For contracts issued subject to the jurisdiction of Connecticut, however:

o only the earnings in the contract are eligible for preferred loan treatment;

o        carryover loans are not permitted; and

o no portion of the gain carried over from an exchanged life insurance policy is eligible for preferred loan treatment.

There is some uncertainty as to the tax treatment of preferred loans. Consult a qualified tax adviser and see Taxation of the Contracts.

Loan Interest Charged

Interest accrues daily at the annual rate of 6.0%. Interest is due and payable in arrears at the end of each contract year or for as short a period as the loan may exist. Interest not paid when due will be added to the outstanding loan by transferring the portion of the contract value equal to the interest due to the fixed account. The interest due will bear interest at the same rate.

Repayment of Outstanding Loan

You may repay any part of an outstanding loan at any time before the contract lapses and before the maturity date. We will allocate that part of the contract value in the fixed account that secured a repaid loan to the sub-accounts and fixed account according to your instructions. If you do not make a repayment allocation, we will allocate contract value according to your most recent payment allocation instructions. However, loan repayments allocated to the separate account cannot exceed that portion of the contract value previously transferred from the separate account to secure the outstanding loan.

If the outstanding loan exceeds the contract value less the surrender charge, the outstanding loan will be in default and the contract will enter a grace period. We will mail a notice of default and minimum required payment to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the contract will terminate with no value.

Effect of Contract Loans

Contract loans will affect the contract value and surrender value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the sub-accounts is less than or greater than the interest credited to the contract value in the fixed account that secures the loan.

We will deduct any outstanding loan from the proceeds payable when the insured dies or from a surrender.

If the Guaranteed Death Benefit Rider is not in effect, the contract will be in default if, on the monthly processing date, the surrender value is insufficient to cover the monthly deductions due. Additionally, whether or not the Guaranteed Death Benefit Rider is in effect on the contract, if an outstanding loan exceeds the contract value less surrender charges, the outstanding loan will be in default. On the date of default, the contract enters the grace period and will terminate at the end of the grace period unless you make sufficient payments to us before the end of the grace period.

As a result, increases in the outstanding loan and/or decreases in the contract value may make it more likely that your contract will lapse. Assuming you do not make loan repayments, the outstanding loan will increase if you receive additional loan amounts from your contract. The outstanding loan amount will also increase if you do not pay loan interest due in cash. Monthly deductions reduce your contract value. Your contract value, net of outstanding loans, will also decrease if you take additional loans from your contract or if you take partial withdrawals from your contract. The contract value in a sub-account on the contract may decline based on the investment performance of the underlying portfolio.

In the event the contract lapses or is otherwise terminated while a loan is outstanding, the loan is foreclosed and this foreclosure will be treated as cash received from the contract for income tax purposes.

If the contract is considered a modified endowment contract, or MEC, a loan taken from the contract will be includible in gross income on an income-out-first basis. Additionally, a 10% federal tax penalty may apply to the taxable portion of a loan if the contract owner is less than 59 1/2 years old at the time of the distribution.

For a discussion of the federal tax considerations of contract loans, see FEDERAL TAX CONSIDERATIONS - Contract Loans.

CONTRACT TERMINATION AND
REINSTATEMENT

Contract Lapse and Termination

If the Guaranteed Death Benefit Rider is not in effect on your contract, the contract will be in default if, on a monthly processing date, the surrender value is less than the monthly deductions due. If the contract goes into default, you will have a 62-day grace period in which to pay required premium. If sufficient premium is not paid by the end of the grace period, the contract will terminate without value.

If the Guaranteed Death Benefit Rider is in effect on your contract, the contract will not lapse. If the Guaranteed Death Benefit Rider is terminated, however, your contract may then lapse.

Additionally, whether or not the Guaranteed Death Benefit Rider is in effect on the contract, if the outstanding loan at any time exceeds the contract value minus the surrender charges, the outstanding loan will be in default. If the outstanding loan goes into default, you will have a 62-day grace period in which to pay back the excess outstanding loan. If you do not pay back the excess outstanding loan by the end of the grace period, the loan will be foreclosed and the contract will terminate without value.

If the Guaranteed Death Benefit Rider is in effect on the contract, the Guaranteed Death Benefit Rider will terminate if the loan is foreclosed. Once terminated, the Guaranteed Death Benefit Rider may not be reinstated. This rider may not be available in all jurisdictions and is not available in Massachusetts.

Reinstatement

A terminated contract may be reinstated within three years of the date of default and before:

o        the final payment date; or;

o the maturity date, if the default occurred because the outstanding loan exceeded the contract value less surrender charges.

In some jurisdictions, a time period other than three years may apply to the reinstatement provision.

The reinstatement takes effect on the monthly processing date following the date you submit to us:

o        written application for reinstatement;

o evidence of insurability showing that the insured is insurable according to our current underwriting rules;

o a payment that is large enough to cover the cost of all contract charges and deductions that were due and unpaid during the grace period;

o a payment that is large enough to keep the contract in force for three months; and

o a payment or reinstatement of any loan against the contract that existed at the end of the grace period.

Contracts which have been surrendered may not be reinstated. The Guaranteed Death Benefit Rider may not be reinstated.

Surrender Charge

For the purpose of measuring the surrender charge period, the contract will be reinstated as of the date of default. The surrender charge on the date of reinstatement is the surrender charge that would have been in effect on the date of default. The remaining period during which surrender charges apply, as well as the percentage charge applicable, will be adjusted accordingly.

Contract Value on Reinstatement

The contract value on the date of reinstatement is:

o the payment made to reinstate the contract and interest earned from the date the payment was received at our Variable Life Service Center; plus

o an amount equal to the contract value less any outstanding loan on the date of default; less

o        the monthly deductions due on the date of reinstatement.

You may reinstate any outstanding loan.

OTHER CONTRACT PROVISIONS

Contract Owner

The contract owner named on the specification pages of the contract is the insured unless another contract owner has been named in the application. As contract owner, you are entitled to exercise all rights under your contract while the insured is alive, with the consent of any irrevocable beneficiary.

Beneficiary

The beneficiary is the person or persons to whom the net death benefit is payable on the insured's death. Unless otherwise stated in the contract, the beneficiary has no rights in the contract before the insured dies. While the insured is alive, you may change the beneficiary, unless you have declared the beneficiary to be irrevocable. An irrevocable beneficiary may only be changed with the consent of the irrevocable beneficiary. If no beneficiary is alive when the insured dies, the contract owner, or the contract owner's estate, will be the beneficiary. If more than one beneficiary is alive when the insured dies, we will pay each beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one beneficiary, the interest of a beneficiary who dies before the insured will pass to surviving beneficiaries proportionally, unless the contract owner has requested otherwise.

Assignment

You may assign a contract as collateral or make an absolute assignment. All contract rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the contract. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Variable Life Service Center. When recorded, the assignment will take effect on the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

The following contract provisions may vary by state:

Limit on Right to Challenge the Contract

Except for fraud, unless such defense is prohibited by state law, or non-payment of premium, we cannot challenge the validity of your contract if the insured was alive after the contract has been in force for two years from the date of issue. This provision does not apply to any riders providing benefits specifically for disability or death by accident. We may also challenge the validity of your contract for two years from the effective date of:

o        any change in underwriting class that you request; and

o        any reinstatement.

Suicide

The net death benefit will not be paid if the insured commits suicide, while sane or insane, within two years from the date of issue. Instead, we will pay the beneficiary all payments made for the contract, without interest, less any outstanding loan and partial withdrawals.



Misstatement of Age or Sex

If the insured's age or sex is not correctly stated in the contract application, we will adjust the death benefit and the face amount under the contract to reflect the correct age and sex. The adjustment will be based upon the ratio of the maximum payment for the contract to the maximum payment for the contract issued for the correct age or sex. We will not reduce the death benefit to less than the guideline minimum sum insured. For a unisex contract, there is no adjusted benefit solely for misstatement of sex. No adjustment will be made if the insured dies after the final payment date, if the Guaranteed Death Benefit Rider is not in effect on the contract.

Delay of Payments

We may delay paying any amounts derived from a payment you made by check until the check has cleared your bank. Amounts payable from the separate account for surrender, partial withdrawals, net death benefit, contract loans and transfers may be postponed whenever:

o the New York Stock Exchange is closed other than customary weekend and holiday closings;

o        the SEC restricts trading on the New York Stock Exchange; or

o the SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the separate account's net assets.

We may delay paying any amounts derived from payments you made by check until the check has cleared your bank. We reserve the right to defer amounts payable from the fixed account. This delay may not exceed six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the fixed account used to make payments on contracts that we or our affiliates issue will not be delayed.

FEDERAL TAX CONSIDERATIONS

The following is a summary of federal tax considerations for U.S. persons based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the contracts. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the contract owner is a corporation. You should consult a qualified tax adviser to apply the law to your circumstances.

Transamerica Occidental Life Insurance Company and the Separate Account

Transamerica is taxed as a life insurance company under Subchapter L of the Code. We do not currently charge for any income tax on the earnings or realized capital gains in the Separate Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the separate account.

Under current laws, we may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the separate account, we may charge for such taxes.

Taxation of the Contracts

We believe that the policies described in this prospectus are life insurance contracts under Code Section 7702. Section 7702 affects the taxation of life insurance contracts and places limits on amounts payable into contracts and on the relationship of the accumulation value to the death benefit. As life insurance contracts, the death benefits of the contracts are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the Internal Revenue Service, or IRS, on the issue, we believe that providing an amount at risk after age 99 in the manner provided at age 99 should be sufficient to maintain the excludability of the death benefit after age 99. However, this lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in contract value should not be taxable until received by you or your designee, unless the contract is a modified endowment contract.

Federal tax law requires that the investment of each sub-account funding the contracts is adequately diversified according to Treasury regulations. We believe that the portfolios currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which contract owners may direct their investment assets to divisions of a separate investment account without being treated as the owner of such assets who is taxed directly on the income from such assets. Regulations may provide such guidance in the future. The contracts or our administrative rules may be modified as necessary to prevent a contract owner from being treated as the owner of any assets of the separate account who is taxed directly on their income.

A surrender, partial withdrawal, distribution, payment at maturity date, change in the face amount, lapse with contract loan outstanding, or assignment of the contract may have tax consequences. Within the first fifteen contract years, a distribution of cash required under Code Section 7702 because of a reduction of benefits under the contract may be taxable to the contract owner as ordinary income. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each insured, contract owner or beneficiary.

A life insurance contract is treated as a modified endowment contract, or MEC, if it otherwise meets the definition of life insurance under Code Section 7702 but either fails the "7-pay test" of Code Section 7702A or is received in exchange for a MEC. It is expected that most of the contracts will be MECs, except where a contract is issued as part of an exchange under Code Section 1035. Under Code Section 1035, an exchange of:

(1)      a life insurance contract entered into before June 21, 1988; or,

(2)      a life insurance contract that is not itself a MEC

will not cause the contract to be treated as a MEC provided no additional payments are made to the contract and there is no increase in the death benefit as a result of the exchange.

Modified Endowment Contracts. Special rules described below apply to the tax treatment of loans and other distributions under any life insurance contract that is classified as a modified endowment contract, or MEC. A MEC is a life insurance contract that either fails the 7-pay test or is received in exchange for a MEC. In general, a contract will fail this 7-pay test if at any time during the first seven contract years or during any subsequent 7-year test period resulting from a material change in the contract, the cumulative payments made to the contract, less any non-taxable withdrawals, exceed the sum of the net level premiums which would have been paid up to such time if the contract had provided for paid-up future benefits after the payment of 7 level annual premiums. If to comply with this 7-pay test limit any payment amount is refunded with applicable interest no later than 60 days after the end of the contract year in which it is received, such refunded amount, excluding interest, will reduce the cumulative amount of payment that is compared against such 7-pay test limit.

If there is any reduction in the contract's benefits during a 7-pay test period, the 7-pay test limit will be recalculated and the contract will be retested retroactively from the start of such period by taking into account such reduced benefit level from such starting date. Generally, any material change in the contract may be treated as producing a new contract for 7-pay test purposes, requiring the start of a new 7-pay test period as of the date of such change.

Distributions Under Modified Endowment Contracts.

The amount of partial withdrawals, whether or not subject to surrender charges, loans, and other distributions made before the insured's death under a MEC, or the assignment or pledge of any portion of the value of a MEC, are considered distributions from a MEC. Distributions are includible in gross income to the extent of any income in the contract on an income-out-first basis. A distribution is treated as allocable first to the income in the contract and then to a tax-free recovery of the contract's investment in the contract, or tax basis. If the contract is part of a collateral assignment split dollar arrangement, increases in surrender value may be distributions and taxable. Generally, a contract's tax basis is equal to its total premiums less amounts recovered tax-free. To the extent that the contract's cash value (ignoring surrender penalties except upon a full surrender) exceeds its tax basis, such excess constitutes its income in the contract. However, where more than one MEC has been issued to the same contract owner by the same insurer, or an affiliate, during a calendar year, all such MEC's are aggregated for purposes of determining the amount of a distribution from any such MEC that is includible in gross income.

In addition, any distribution from a MEC which is includible in gross income is subject to a 10% penalty tax on premature distributions, unless the taxpayer has attained age 59 1/2 or is disabled or the payment is part of a series of substantially equal periodic payments for a qualifying lifetime period.

Under Code Section 7702A(d) the MEC distribution rules apply not only to:

o all distributions made during the contract year in which the contract fails the 7-pay test, and during subsequent years; but also to

o any distributions made in anticipation of such failure, which is deemed to include any distributions made during the two years prior to such failure.

The Treasury Department has not yet issued regulations or other guidance indicating what other distributions can be treated as made in anticipation of such a failure or how (that is, as of what date) income in the contract should be determined for purposes of any distribution that is deemed to be made in anticipation of a failure.

Contract Loans. Loans under contracts that are MECs are considered taxable distributions to the extent of any income in the contract. We believe that loans received under a contract that is not a MEC will be treated as an indebtedness of the contract owner for federal income tax purposes. Under current law, these loans will not constitute income for the contract owner while the contract is in force.

Interest  Disallowance.  Interest on contract loans is generally  nondeductible.
You  should   consult  your  tax  adviser  on  how  the  rules   governing   the
non-deductibility of interest would apply in your individual situation.


Withholding. If all or part of a distribution from the contract is includible in gross income, the Code requires us to withhold federal income tax unless the contract owner elects, in writing, not to have tax withholding apply. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes.

The payment of death benefits is generally non-taxable and not subject to withholding.

If payments are delivered to foreign countries, however, the tax withholding rate will generally be 10% unless you certify to us that you are not a U.S. person residing abroad or a "tax avoidance expatriate" as defined in Code
Section 877. Such certification may result in withholding of federal income taxes at a different rate.

Taxable payments or distributions to non-resident aliens under the contract are generally subject to tax withholding at a 30% rate unless the rate is reduced or eliminated by an international tax treaty with the United States. The payment of death benefits is generally non-taxable and not subject to withholding.

VOTING RIGHTS

We are the legal owner of all portfolio shares held in the separate account and each sub-account. As the owner, we have the right to vote at a portfolio's shareholder meetings. However, to the extent required by federal securities laws and regulations, we will vote portfolio shares that each sub-account holds according to instructions received from contract owners with contract value in the sub-account. If any federal securities laws or regulations or their interpretation change to permit us to vote shares in our own right, we reserve the right to do so, whether or not the shares relate to the contracts.

Currently, we will provide each contract owner with amount allocated to a sub-account with proxy materials and voting instructions. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote in the same proportion our shares held in the separate account that do not relate to the contracts.

We will compute the number of votes that a contract owner may instruct on the record date established for the portfolio. This number is the quotient of:

o        each contract owner's contract value in the sub-account, divided by

o the net asset value of one share in the portfolio in which the assets of the sub-account are invested.

We may disregard voting instructions contract owners initiate in favor of any change in the investment policies or in any investment adviser or principal underwriter. Our disapproval of any change must be reasonable. Our disapproval of a change in investment policies or investment adviser must be based on a good faith determination that the change would not be contrary to state law or otherwise is improper under the objectives and purposes of the portfolios. If we do disregard voting instructions, we will include a summary of and reasons for that action in the next report to contract owners.

DIRECTORS AND PRINCIPAL OFFICERS OF
TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY


Brenda K. Clancy(1)                   Senior Vice President since 2000. Director of TOLIC since 1999.
                                      Senior Vice President, Corporate, of Transamerica Life Insurance
                                      Company, (formerly PFL Life Insurance Company) since 1991. Treasurer and Chief Financial Officer of Transamerica Life Insurance Company
                                      since 1996.



Douglas C. Kolsrud(1)                 Senior Vice President of TOLIC since 2000, Director since 1999.
                                      Director, Senior Vice President, Chief Investment Officer and
                                      Corporate Actuary, Investment Division, of Transamerica Life
                                      Insurance Company, (formerly PFL Life Insurance Company) since 1998.

Diane Meiners(2)                      Director and Vice President. Director (2001 - present); Vice
                                      President (1999 - present) of Transamerica.





Craig D. Vermie(1)                    Director of TOLIC since 1999. Director, Vice President and General
                                      Counsel, Corporate, of Transamerica Life Insurance Company,
                                      (formerly PFL Life Insurance Company) since 1990.

Ron F. Wagley, CLU(2)                 President and Director since 1999. Senior Vice President and Chief
                                      Agency Officer of TOLIC since 1993. Vice President of TOLIC from
                                      1989 to 1993.
John R. Kenney(6)                     Executive Vice President (February 2000 - present) of
                                      Transamerica; Chairman of the Board and Chief
                                      Executive Officer (June 1962 - present) of Western
                                      Reserve.

Janet M. Soppe(7)                     Executive Vice President (January 2000 - President) of Transamerica;
                                      President and Actuary (1991 - present) of AEGON Insurance Group -
                                      Long Term Care Division.

Larry N. Norman(1)                    Executive Vice President, Financial Markets Division (1999 -
                                      present) of Transamerica; and Director and Executive Vice President
                                      (1998 - present) of Transamerica Life Insurance Company.

Roy Chong-Kit(2)                      Senior Vice President and Actuary (1997 - and Actuary present); Vice
                                      President (1995 - 1997); and Actuary (1988 - 1997) of Transamerica.

William R. Wellnitz, FSA(5)           Senior Vice President and Actuary (1996 - and Actuary present) of
                                      Transamerica; and Vice President and Reinsurance Actuary (1988 -
                                      1996).

Sandy C. Brown(2)                     Senior Vice President (February 2001 - present), Vice President
                                      (September 1998 - February 2001) of Transamerica.

Kent G. Callahan(8)                   Senior Vice President (September 2000 - present), Vice President
                                      (September 1998 - September 2000) of Transamerica.

Bruce Clark(2)                        Chief Financial Officer and Senior Vice President (February 2001 -
                                      present), Vice President (October 2000 - February 2001) of
                                      Transamerica.

Catherine Collinson(2)                Senior Vice President (September 2000 - present), Vice President
                                      (March 1998 - September 2000) of Transamerica.

David M. Goldstein(2)                 Senior Vice President (February 2001 - present), Vice President
                                      (January 1988 - February 2001) of Transamerica.

Frank J. LaRusso(9)                   Senior Vice President (February 2001 - present), Vice President
                                      (December 1994 - February 2001) of Transamerica.

Thomas P. O'Neill(5)                  Senior Vice President (March 1999 - present), Vice President
                                      (December 1998 - March 1999) of Transamerica.

Frank Rosa(9)                         Senior Vice President (February 2001 - present), Vice President
                                      (August 2000 - February 2001) of Transamerica.

Joel D. Seigle(2)                     Senior Vice President (February 2001 - present), Vice President
                                      (March 1994 - February 2001) of Transamerica.

William H. Tate(2)                    Senior Vice President (August 2000 - present), Vice President (March
                                       1998 - August 2000) of Transamerica.

Eric B. Goodman(10)                   Senior Vice President and Chief Investment Officer (2001 - present)
                                      of Transamerica; Head of Portfolio Management (1995 - present) of
                                      AEGON USA Investment Management, Inc.; Portfolio Manager (1990 -
                                      1994) of Providian Corp. (AEGON).

Wayne D. Bidelman(5)                  Senior Vice President (2000 - present) of Transamerica; Senior Vice
                                      President (1974 - 2000) of Security Life of Denver Insurance Company
                                      (Business Unit: Security Life Reinsurance, or now, ING Re).

James F. Bowman(5)                    Senior Vice President and Chief Agency Officer (2000 - present);
                                      Vice President (1998 - 2000) of Transamerica.

Ken Cochrane(1)                       Senior Vice President (2000 - present); Vice President (1998 - 2000)
                                      of Transamerica.

Richard L. Weinstein(2)               Senior Vice President (2000 - present); Vice President (1999 -
                                      2000); Second Vice President and Associate Actuary (1995 - 1999) of
                                      Transamerica.


Transamerica Life Insurance Company previously was known as PFL Life Insurance Company.

Located at:

(1)     4333 Edgewood Road, N.W., Cedar Rapids, Iowa  52449.
(2)     The business address is 1150 South Olive Street, Los Angeles,
                California 90015.
(3)      300 Consilium Place, Scarborough, Ontario, Canada M1H3G2.
(4)      600 Montgomery Street, San Francisco, California 94111.
 (5)    The business address is 401 North Tryon Street, Charlotte,
                 North Carolina 28202.
(6)    570 Carillon Parkway, St. Petersburg, Florida 33716.
 (7)   2705 Brown Trail, Bedford, Texas 76021.
(8)      Two Ravinia Drive, Atlanta, Georgia 30346.
(9)      1100 Walnut, Kansas City, Missouri 64106.
(10)     400 West Market Street, Louisville, Kentucky 40202.



DISTRIBUTION

Transamerica Securities Sales Corporation, or TSSC, acts as the principal underwriter and general distributor of the contract. TSSC is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, or NASD. TSSC was organized on February 26, 1986, under the laws of the state of Maryland. Broker-dealers sell the contracts through their registered representatives who are appointed by us.

We pay to broker-dealers who sell the contract commissions based on a commission schedule, Broker-dealers may choose among available commission options. Each option includes a commission equal to a percentage of the payment made to the contract. Certain options also include a commission equal to a percentage of the unloaned contract value, or trail commission, paid quarterly beginning with the second contract year on in force contracts. Commission options provide for commissions of up to 8.0% of payments made, with no trail commissions, and lesser commissions on payments made but with trail commissions. Trail commissions may be up to 0.65%, on an annual basis, of unloaned contract value. TSSC's expenses related to its role as principal underwriter of variable insurance products are covered by those affiliated insurance companies which issue the contract. No amounts are retained by TSSC.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses, primarily, but not exclusively through:


o        the distribution fee;

o        the surrender charges; and

o investment earnings on amounts allocated under contracts to the fixed account.

Commissions paid on the contract, including other incentives or payments, are not charged to the contract owners or the separate account.

Pending regulatory approvals, TSSC intends to distribute the contract in all states, except New York, as well as in Washington, D.C., and in certain possessions and territories.

REPORTS

We maintain the records for the separate account.

We will send you statements of transactions under your contract, including:

o        payments;

o        transfers among sub-accounts and the fixed account;

o        partial withdrawals;

o        increases in loan amount or loan repayments;

o        lapse or default for any reason; and

o        reinstatement.

Scheduled periodic transactions involving monthly deductions will be confirmed annually in lieu of an immediate transaction confirmation.

We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the contract year. It will also set forth the status of the death benefit, contract value, surrender value, amounts in the sub-accounts and fixed account, and any contract loans.

Upon request, we will also provide you with a projection of values for your contract. Each contract year, you may request one projection of values report without charge. For each subsequent report you request in a contract year, we may charge up to $25. We will send you reports containing financial statements and other information for the separate account and the portfolios as the 1940 Act requires.

SERVICES

We receive fees from the investment advisers or other service providers of certain portfolios in return for providing certain services to contract owners.

PERFORMANCE INFORMATION

We may advertise total return and average annual total return performance information based on the periods that the portfolios have been in existence. The results for any period prior to the contracts being offered will be calculated as if the contracts had been offered during that period of time, with all charges assumed to be those applicable to the sub-accounts and the portfolios.

The average total returns shown will reflect sub-account performance, and will include deductions for expenses of the portfolios and for the mortality and expense risk charge of the separate account. The performance numbers will generally NOT include any of the charges, fees or deductions associated with the contracts. Specifically, they will not include the monthly deductions; any other fees or charges; nor the surrender charges for surrenders during the first nine contract years. If these charges, fees and deductions were taken into consideration, the performance would have been substantially less. We may advertise other performance calculations.

We will provide prospective owners with customized illustrations showing how charges, fees, deductions, payments and other contract activity could affect death benefits.

We may compare performance information for a sub-account in reports and promotional literature to:

o        Standard & Poor's 500 Stock Index, or the S&P 500;

o        Dow Jones Industrial Average, or the DJIA;

o        Shearson Lehman Aggregate Bond Index;

o    other  unmanaged  indices  of  unmanaged   securities  widely  regarded  by
     investors as representative of the securities markets;

o other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services;

o other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

o        the Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administration charges, separate account charges and portfolio management costs and expenses. Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in light of market conditions during a period and in considering a portfolio's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to contract owners and prospective contract owners. These topics may include:

o the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques, such as value investing, market timing, dollar cost averaging, asset allocation, and automatic account rebalancing;

o the advantages and disadvantages of investing in tax-deferred and taxable investments;

o        customer profiles and hypothetical payment and investment scenarios;

o        financial management and tax and retirement planning; and

o    investment  alternatives  to  certificates  of deposit and other  financial
     instruments,   including   comparisons   between  the   contracts  and  the
     characteristics of and market for the financial instruments.


LEGAL PROCEEDINGS


There are no pending legal proceedings involving the separate account or its assets. Transamerica is not involved in any litigation that is materially important to its capital and surplus.


ADDITION, DELETION OR
SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the sub-accounts. We may redeem the shares of a portfolio and substitute shares of another registered open-end management company, if:

o    the shares of the portfolio are no longer available for investment; or

o in our judgment further investment in the portfolio would be improper based on the purposes of the separate account or the affected sub-account.




Where the 1940 Act or other law requires, we will not substitute any shares respecting a contract interest in a sub-account without notice to contract owners and prior approval of the SEC and state insurance authorities. The separate account may, as the law allows, purchase other securities for other contracts or allow a conversion between contracts on a contract owner's request.

We reserve the right to establish additional sub-accounts funded by a new portfolio or by another investment company. Subject to law, we may, in our sole discretion, establish new sub-accounts or eliminate one or more sub-accounts.

Shares of the portfolios are issued to other separate accounts of Transamerica and its affiliates that fund variable annuity contracts and that fund other variable life contracts. This is referred to as mixed funding. Shares of the portfolios are also issued to other unaffiliated insurance companies. This is referred to as shared funding. It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life insurance contract owners or variable annuity contract owners. We do not believe that mixed funding is currently disadvantageous to either variable life insurance contract owners or variable annuity contract owners.

We will monitor events to identify any material conflicts because of mixed funding. If we conclude that separate portfolios should be established for variable life and variable annuity separate accounts, or for separate variable life separate accounts, we will bear the expenses.

We may change the contract to reflect a substitution or other change and will notify contract owners of the change. Subject to any approvals the law may require, the separate account or any sub-accounts may be:

o    operated as a management company under the 1940 Act;

o    deregistered under the 1940 Act if registration is no longer required; or

o    combined with other sub-accounts or our other separate accounts.

FURTHER INFORMATION

We have filed a registration statement under the Securities Act of 1933 for this offering with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the contract and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

MORE INFORMATION ABOUT THE FIXED
ACCOUNT

This prospectus serves as a disclosure document only for the aspects of the contract relating to the separate account. For complete details on the fixed account, read the contract itself. The fixed account and other interests in the general account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the contract and the fixed account. The SEC has not reviewed the disclosures in this section of the prospectus.

General Description. You may allocate part or all of your payment to accumulate at a fixed rate of interest in the fixed account. The fixed account is a part of our general account. The general account is made up of all of our general assets other than those allocated to any separate account. Allocations to the fixed account become part of our general account assets and are used to support insurance and annuity obligations.

Fixed Account Interest. We guarantee amounts allocated to the fixed account as to principal and a minimum rate of interest. The interest rates credited to the portion of contract value in the fixed account are set by us, but will never be less than 4% per year. You bear the risk that we will not declare an interest rate higher than 4% per year. We may establish higher interest rates, and the initial interest rates and the renewal interest rates may be different. We will guarantee initial interest rates on amounts allocated to the fixed account, either as payments or transfers, to the next contract anniversary. At each contract anniversary, we will credit the renewal interest rate effective on that date to money remaining in the fixed account. We will guarantee this rate for one year. The initial and the renewal interest rates do not apply to the portion of the contract value in the fixed account which secures any outstanding loan.

Transfers, Surrenders, Partial Withdrawals and Contract Loans. If a contract is surrendered or if a partial withdrawal is made, a surrender charge and/or withdrawal transaction fee may be imposed. We deduct partial withdrawals from contract value allocated to the fixed account on a last-in/first-out basis. The first 18 transfers in a contract year are free. After that, we may deduct a transfer charge not to exceed $25 for each additional transfer in that contract year. The transfer privilege is subject to our consent and to our then current rules.

Contract loans may also be made from the contract value in the fixed account. We will credit that part of the contract value that is equal to any outstanding loan with interest at an effective annual yield of at least 4.0%. The minimum interest rate for preferred loans is 5.5%.

We may delay transfers, surrenders, partial withdrawals, net death benefits and contract loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the fixed account used to make payments on contracts that we or our affiliates issue will not be delayed.

INDEPENDENT AUDITORS


The statutory-basis financial statements and schedules of Transamerica as of December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of the sub-accounts of Separate Account VUL-2 at December 31, 2001, and for each of the two years in the period then ended, appearing in the prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports appearing herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The statutory-basis financial statements and schedules for Transamerica as of December 31, 2001 and for each of the three years in the period ended December 31, 2001, are included in this prospectus. The financial statements and schedules of Transamerica should be considered as bearing upon our ability to meet our obligations under the contract. They should not be considered as bearing on the investment performance of the assets held in the separate account.

FINANCIAL STATEMENTS

Transamerica Occidental Life Insurance Company
Years Ended December 31, 2001, 2000, and 1999

                 Transamerica Occidental Life Insurance Company

                     Financial Statements - Statutory Basis

                  Years Ended December 31, 2001, 2000, and 1999




                                    Contents

Report of Independent Auditors...........................................................................1

Audited Financial Statements

Balance Sheets - Statutory Basis.........................................................................3
Statements of Operations - Statutory Basis...............................................................5
Statements of Changes in Capital and Surplus - Statutory Basis...........................................7
Statements of Cash Flow - Statutory Basis................................................................8
Notes to Financial Statements - Statutory Basis.........................................................10

Statutory-Basis Financial Statement Schedules

Schedule I - Summary of Investments - Other Than Investments in Related Parties.........................45
Schedule III - Supplementary Insurance Information......................................................46
Schedule IV - Reinsurance...............................................................................47



                         Report of Independent Auditors

The Board of Directors
Transamerica Occidental Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Occidental Life Insurance Company, an indirect, wholly-owned subsidiary of AEGON N.V., as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2001. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2001 and 2000, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2001, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As described in Note 2 to the financial statements, in 2001 Transamerica Occidental Life Insurance Company changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Division, Department of Commerce, of the State of Iowa.

                              /s/ Ernst & Young LLP

Des Moines, Iowa
February 15, 2002

                 Transamerica Occidental Life Insurance Company

                        Balance Sheets - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

                                                                                   December 31
                                                                             2001              2000
                                                                       ------------------------------------
Admitted assets Cash and invested assets:
   Bonds                                                                     $13,994,027      $14,404,438
   Preferred stocks:
     Affiliated entities                                                           1,068            1,740
     Other                                                                        71,829           77,603
   Common stocks:
     Affiliated entities (cost: 2001 - 415,348;
       2000 - $335,248)                                                          964,082          849,503
     Other (cost: 2001 - 411,193; 2000 - $479,874)                               421,560          600,594
   Mortgage loans on real estate                                               1,691,144        1,140,481
   Real estate                                                                    85,496           96,219
   Policy loans                                                                  411,306          417,849
   Cash and short-term investments                                               172,913          100,681
   Receivables for securities                                                          -            4,454
   Net short-term notes receivable from affiliates                               114,795           23,702
   Other invested assets                                                         601,144          278,629
                                                                       ------------------------------------
Total cash and invested assets                                                18,529,364       17,995,893

Federal and foreign income tax recoverable                                        40,456                -
Net deferred income tax asset                                                    105,070                -
Accrued investment income                                                        219,386          230,386
Premiums deferred and uncollected                                                243,404          215,315
Reinsurance receivable                                                           116,195          271,365
Accounts receivable                                                              103,620          159,949
General agents pension fund                                                       55,040          109,553
Funds withheld by affiliates                                                     562,853          262,448
Other admitted assets                                                            183,331          166,998
Separate account assets                                                        4,124,050        4,191,889






                                                                       ------------------------------------
Total admitted assets                                                        $24,282,769      $23,603,796
                                                                       ====================================










                                                                                   December 31
                                                                             2001              2000
                                                                       ------------------------------------
Liabilities and capital and surplus
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                                                   $  5,329,698     $  5,341,927
     Annuity                                                                   3,755,862        3,977,426
     Accident and health                                                          74,034          125,586
   Liability for deposit-type contracts                                        4,918,103        4,217,255
   Policy and contract claim reserves
     Life                                                                         32,527          351,135
     Accident and health                                                         104,983           43,341
   Other policyholders' funds                                                     15,035           15,785
   Municipal reverse repurchase agreements                                       368,209          438,723
   Remittances and items not allocated                                           119,068          124,862
   Asset valuation reserve                                                       179,307          331,625
   Interest maintenance reserve                                                   90,208           16,139
   Funds held under coinsurance and other reinsurance treaties
                                                                               2,591,742        2,520,027
   Reinsurance in unauthorized reinsurers                                         77,809           33,682
   Commissions and expense allowances payable on reinsurance assumed
                                                                                  23,126           95,725
   Payable for securities                                                         45,946                -
   Federal and foreign income taxes payable                                            -           22,694
   Payable to affiliates                                                          20,077           26,084
   Transfers to separate accounts due or accrued                                 (81,230)         (81,118)
   Other liabilities                                                             553,937          411,833
   Separate account liabilities                                                4,004,807        4,046,600
                                                                       ------------------------------------
Total liabilities                                                             22,223,248       22,059,331

Commitments and contingencies (Note 10)

Capital and surplus:
   Common stock, $12.50 par value, 4,000,000 shares authorized,
     2,206,933 issued and outstanding                                             27,587           27,587
   Paid-in surplus                                                               889,600          589,600
   Unassigned surplus                                                          1,142,334          927,278
                                                                       ------------------------------------
                                                                       ------------------------------------
Total capital and surplus                                                      2,059,521        1,544,465
                                                                       ------------------------------------
                                                                       ------------------------------------
Total liabilities and capital and surplus                                    $24,282,769      $23,603,796
                                                                       ====================================

See accompanying notes.

                 Transamerica Occidental Life Insurance Company

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)

                                                                       Year Ended December 31
                                                                2001            2000            1999
                                                          -------------------------------------------------
Revenues:
   Premiums and other considerations, net of reinsurance:
     Life                                                     $1,176,575      $1,270,078      $1,192,299
     Annuity                                                     492,944       1,179,915         681,901
     Accident and health                                          66,672         118,827          57,531
   Net investment income                                       1,194,667       1,108,214       1,125,042
   Amortization of interest maintenance reserve                      629          (2,359)          4,739
   Commissions and expense allowances on reinsurance
     ceded                                                       308,252         415,788         469,910
   Income from fees associated with investment
     management, administration and contract guarantees
     for separate accounts                                        34,348          36,536          16,821
   Other income                                                  232,625         153,589         528,952
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                               3,506,712       4,280,588       4,077,195
Benefits and expenses:
   Benefits paid or provided for:
     Life and accident and health                                562,473         723,471         402,475
     Surrender benefits                                        1,231,866       1,136,953         694,766
     Other benefits                                              721,076         924,707         935,940
     Increase (decrease) in aggregate reserves for
       policies and contracts:
         Life                                                    423,176         328,852         392,921
         Annuity                                                (175,893)       (181,511)       (145,685)
         Accident and health                                     (30,092)         (3,632)         19,578
         Other                                                         -          10,792          (7,225)
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                               2,732,606       2,939,632       2,292,770
   Insurance expenses:
     Commissions                                                 481,455         680,635         691,802
     General insurance expenses                                  249,466         331,316         272,168
     Taxes, licenses and fees                                     33,889          42,636          53,309
     Net transfer to (from) separate accounts                    (42,615)        175,350          50,572
     Reinsurance reserve adjustments                                   -          47,887         509,668
     Other                                                         6,229         138,410          22,767
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                                 728,424       1,416,234       1,600,286
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                               3,461,030       4,355,866       3,893,056
                                                          -------------------------------------------------
                                                          -------------------------------------------------
Gain (loss) from operations before dividends to
   policyholders, federal income tax expense
   (benefit) and net realized capital gains                       45,682         (75,278)        184,139





                 Transamerica Occidental Life Insurance Company

             Statements of Operations - Statutory Basis (continued)
                             (Dollars in Thousands)

                                                                       Year Ended December 31
                                                                2001            2000            1999
                                                          -------------------------------------------------

Dividends to policyholders                                   $     9,073     $     9,377     $     9,294
                                                          -------------------------------------------------
Gain (loss) from operations before federal income tax
   expense (benefit) and net realized capital gains               36,609         (84,655)        174,845
Federal income tax expense (benefit)                             (11,575)          6,152          30,330
                                                          -------------------------------------------------
Gain (loss) from operations before net realized capital
   gains on investments                                           48,184         (90,807)        144,515
Net realized capital gains on investments (net of related
   federal income taxes and amounts transferred from/to
   interest maintenance reserve)                                  13,610         292,197          17,515
                                                          -------------------------------------------------
Net income                                                   $    61,794     $   201,390     $   162,030
                                                          =================================================

See accompanying notes.

                 Transamerica Occidental Life Insurance Company

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in Thousands)


                                               Common Stock    Paid-in       Unassigned    Total Capital
                                                               Surplus        Surplus       and Surplus
                                              -------------------------------------------------------------
                                              -------------------------------------------------------------

Balance at January 1, 1999                        $27,587       $372,538      $1,444,037     $1,844,162
   Net income                                           -              -         162,030        162,030
   Change in non-admitted assets                        -              -          (2,824)        (2,824)
   Change in unrealized capital gains                   -              -         119,420        119,420
   Change in asset valuation reserve                    -              -        (178,342)      (178,342)
   Dividend to stockholder                              -              -         (79,000)       (79,000)
   Change in liability for reinsurance in
     unauthorized companies                             -              -          (4,646)        (4,646)
   Change in surplus in separate accounts               -              -          16,637         16,637
   Change in surplus due to reinsurance                 -              -         (35,865)       (35,865)
   Prior year adjustments                               -              -         (14,710)       (14,710)
   Capital contribution                                 -        137,062               -        137,062
                                              -------------------------------------------------------------
                                              -------------------------------------------------------------
Balance at December 31, 1999                       27,587        509,600       1,426,737      1,963,924
   Net income                                           -              -         201,390        201,390
   Change in non-admitted assets                        -              -          42,867         42,867
   Change in unrealized capital gains                   -              -        (528,752)      (528,752)
   Change in asset valuation reserve                    -              -         247,333        247,333
   Cash dividend to stockholder                         -              -        (135,000)      (135,000)
   Dividend of subsidiary to stockholder                -              -        (210,386)      (210,386)
   Change in liability for reinsurance in
     unauthorized companies                             -              -         (19,364)       (19,364)
   Change in surplus in separate accounts               -              -         (16,755)       (16,755)
   Change in surplus due to reinsurance                 -              -           9,587          9,587
   Partnership termination                              -              -         (46,671)       (46,671)
   Prior year adjustments                               -              -         (43,708)       (43,708)
   Capital contribution                                 -         80,000               -         80,000
                                              -------------------------------------------------------------
                                              -------------------------------------------------------------
Balance at December 31, 2000                       27,587        589,600         927,278      1,544,465
   Cumulative effect of change in accounting
     principles                                         -              -          59,703         59,703
   Net income                                           -              -          61,794         61,794
   Change in non-admitted assets                        -              -          47,524         47,524
   Change in unrealized capital gains                   -              -        (110,781)      (110,781)
   Change in asset valuation reserve                    -              -         152,318        152,318
   Tax benefit on stock options exercised               -              -               2              2
   Change in liability for reinsurance in
     unauthorized companies                             -              -         (44,127)       (44,127)
   Change in surplus in separate accounts               -              -         (26,046)       (26,046)
   Change in net deferred income tax asset              -              -          60,600         60,600
   Change in surplus due to reinsurance                 -              -          10,659         10,659
   Correction of error                                  -              -           3,410          3,410
   Capital contribution                                 -        300,000               -        300,000
                                              -------------------------------------------------------------
                                              -------------------------------------------------------------
Balance at December 31, 2001                      $27,587       $889,600      $1,142,334     $2,059,521
                                              =============================================================

See accompanying notes.

                 Transamerica Occidental Life Insurance Company

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)

                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------
Operating activities
Premiums and annuity considerations                        $1,705,802       $ 1,676,491     $    319,552
Other policy proceeds and considerations                            -           278,093          212,546
Allowances and reserve adjustments received on
   reinsurance ceded                                          359,414           443,651        1,861,584
Investment income received                                  1,230,605         1,119,095        1,088,846
Other income received                                         420,057         1,851,376          141,247
Life and accident and health claims paid                     (612,487)         (665,369)        (266,727)
Surrender benefits and other fund withdrawals paid
                                                           (1,343,332)       (1,137,020)        (695,777)
Annuity and other benefits paid                              (760,578)         (653,975)        (962,151)
Commissions, other expenses and taxes paid
                                                             (856,560)       (1,083,271)      (1,027,317)
Dividends paid to policyholders                                (9,189)           (9,820)          (9,136)
Federal income taxes received (paid)                         (165,655)          208,049         (146,945)
Reinsurance reserve transfers and other                    (1,067,197)         (546,720)        (618,898)
                                                     ------------------------------------------------------
Net cash provided by (used in) operating activities
                                                           (1,099,120)        1,480,580         (103,176)

Investing activities
Proceeds from investments sold, matured or repaid:
     Bonds                                                  8,563,654         5,872,493        2,993,985
     Stocks                                                   443,059         2,122,089          220,666
     Mortgage loans                                           117,761            15,173           11,248
     Real estate                                                4,938                 -            3,050
     Other invested assets                                     25,831             6,394              200
     Miscellaneous proceeds                                    84,864             1,079              407
                                                     ------------------------------------------------------
Total investment proceeds                                   9,240,107         8,017,228        3,229,556
Income taxes paid on net realized capital gains               (61,074)         (178,914)               -
                                                     ------------------------------------------------------
Net proceeds from sales, maturities, or repayments
   of investments                                           9,179,033         7,838,314        3,229,556




                 Transamerica Occidental Life Insurance Company

                                         Statements of Cash Flow - Statutory Basis (continued)
                             (Dollars in Thousands)

                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------
Cost of investments acquired:
   Bonds                                                  $(8,111,235)      $(7,506,987)     $(3,656,035)
   Stocks                                                    (434,984)       (1,273,183)        (611,404)
   Mortgage loans                                            (667,399)         (771,604)          (9,800)
   Real estate                                                   (370)           (1,287)          (5,064)
   Other invested assets                                     (398,649)         (132,908)         (35,204)
   Miscellaneous applications                                 (40,278)           (1,242)         (93,194)
                                                     ------------------------------------------------------
Total cost of investments acquired                         (9,652,915)       (9,687,211)      (4,410,701)
Net decrease (increase) in policy loans                         6,543            (8,315)           1,094
                                                     ------------------------------------------------------
Net cost of investments acquired                           (9,646,372)       (9,695,526)      (4,409,607)
                                                     ------------------------------------------------------
Net cash used in investing activities                        (467,339)       (1,857,212)      (1,180,051)

Financing and miscellaneous activities Other cash provided:
   Capital and surplus paid-in                                300,000            80,000          137,062
   Deposits on deposit-type contract funds and              3,107,416                 -                -
     other liabilities without life or disability
     contingencies
   Other sources                                            2,227,912         1,971,505          914,148
                                                     ------------------------------------------------------
Total other cash provided                                                     2,051,505        1,051,210

Other cash applied:
   Dividends paid to stockholder                                    -          (135,000)         (79,000)
   Withdrawals on deposit-type contract funds
     and other liabilities without life or
     disability contingencies                              (2,720,630)                -                -
   Other applications, net                                 (1,276,007)       (1,571,646)         (70,086)
                                                     ------------------------------------------------------
Total other cash applied                                   (3,996,637)       (1,706,646)        (149,086)
                                                     ------------------------------------------------------
Net cash provided by financing and miscellaneous
   activities                                               1,638,691           344,859          902,124
                                                     ------------------------------------------------------
Net increase (decrease) in cash and short-term
   investments                                                 72,232           (31,773)        (381,103)

Cash and short-term investments:
   Beginning of year                                          100,681           132,454          513,557
                                                     ------------------------------------------------------
   End of year                                            $   172,913      $    100,681     $    132,454
                                                     ======================================================

See accompanying notes.

                 Transamerica Occidental Life Insurance Company

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2001


1. Organization and Summary of Significant Accounting Policies

Transamerica Occidental Life Insurance Company (the Company) is a stock life insurance company domiciled in Iowa. The Company is a wholly-owned subsidiary of Transamerica Insurance Corporation, which is an indirect wholly-owned subsidiary of Transamerica Corporation (Transamerica). Transamerica is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands. The Company has two wholly-owned insurance subsidiaries:
Transamerica Life Insurance and Annuity Company (TALIAC) and Transamerica Life Insurance Company of New York (TONY). As discussed in Note 14, in 2000, the Company transferred its entire ownership interest in its subsidiary, Transamerica Life Insurance Company of Canada, in the form of a dividend to its parent. Also in 2000, the Company was redomiciled from California to Iowa.

Nature of Business

The Company engages in providing life insurance, pension and annuity products, reinsurance, structured settlements and investment products which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company's customers are primarily in the United States and are distributed in 49 states.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)




1. Organization and Summary of Significant Accounting Policies (continued)

   Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale.

   All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

   Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of shareholder's equity rather than to income as required under GAAP.

   Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Prior to January 1, 2001, valuation allowances were based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of an other-than-temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

   Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

   The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

   Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

   Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Separate Accounts With Guarantees: Some of the Company's separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

   Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

   Universal Life and Annuity Policies: Subsequent to January 1, 2001, revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received for and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Prior to January 1, 2001, all revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

   Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

   Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

   Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

   Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Deferred Income Taxes: Effective January 1, 2001, deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Prior to January 1, 2001, deferred federal income taxes were not provided for differences between the financial statement amounts and tax bases of assets and liabilities. Under GAAP, states taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable.

   Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

   Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

Investments

Investments in bonds [except those to which the Securities Valuation Office
(SVO) of the NAIC has ascribed a value], mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies are carried at market value. Common stock of the Company's affiliated insurance subsidiaries are recorded at the equity in statutory-basis net assets. Real estate is reported at cost less allowances for depreciation. Depreciation of real estate is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and limited partnerships, which are recorded at equity in underlying net assets, and derivative financial instruments, which are valued in accordance with the NAIC Accounting Practices and Procedures Manual and Practices and Procedures Manual of the SVO. All derivative instruments are used for hedging purposes and valued on a basis consistent with the hedged item.

The Company uses swaps, interest rate caps and floors, options, swaptions and certain other derivatives as part of its overall interest rate risk management strategy for certain life insurance and annuity products. As the Company only uses derivatives for hedging purposes, the Company values all derivative instruments on a consistent basis as the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items and are amortized over the remaining lives of the hedged items as adjustments to investment income or benefits from the hedged items. Any unamortized gains or losses are recognized when the underlying hedged items are sold.

Interest rate swap contracts are used to convert the interest rate characteristics (fixed or variable) of certain investments to match those of the related insurance liabilities that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Interest rate caps and floors are used to limit the effects of changing interest rates on yields of variable rate or short-term assets or liabilities. The initial cost of any such agreements is amortized to net investment income over the life of the agreement. Periodic payments that are receivable as a result of the agreements are accrued as an adjustment of interest income or benefits from the hedged item.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. During 2001, 2000, and 1999, the Company excluded investment income due and accrued of $9,659, $1,518, and $-0-, respectively, with respect to such practices.

Premiums

Subsequent to January 1, 2001, revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. These revenues are recognized when due. Premiums received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Prior to January 1, 2001, life, annuity, accident and health premiums were recognized as revenue when due.

Aggregate Policy Reserves

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 9.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to
12.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GIC)s and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principles (SSAP) No. 50 "Classifications and Definitions of Insurance or Managed Care Contracts In Force." These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency, and are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease directly to the liability balance, and are not reflected as premiums, benefits or changes in reserve in the statement of operations.

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $191,967, $350,784, and $255,210 in 2001, 2000, and 1999, respectively.

Other Income

Other income consists primarily of profit sharing on reinsurance ceded and reserve adjustments on ceded modified coinsurance transactions.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Prior Year Adjustments

Prior year adjustments charged directly to surplus in 2001 relate to various suspense account adjustments of $3,410. These adjustments were made to balances in existence at December 31, 2000 and this write off has been treated as a correction of an error.

Prior year adjustments charged directly to surplus in 2000 relate to expenses incurred for sales practices litigation of $8,199, the write off of software of $30,043 and suspense adjustments of $5,466. There was no overall impact to surplus resulting from the software write off as this item was previously nonadmitted.

Prior year adjustments charged directly to surplus in 1999 relate primarily to expenses incurred for sales practices litigation of $7,710 and a suspense asset adjustment of $7,000.

Reclassifications

Certain reclassifications have been made to the 2000 and 1999 financial statements to conform to the 2001 presentation.

2. Accounting Changes

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of Iowa. Effective January 1, 2001, the State of Iowa required that insurance companies domiciled in the State of Iowa prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of Iowa Commissioner of Insurance.

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased capital and surplus, of $59,703 as of January 1, 2001. This amount was made up by the establishment of deferred income tax assets of $58,009 and investment adjustments that increased surplus by $12,724, offset by the establishment of a guaranty fund accrual of $4,317 and the establishment of a vacation accrual amount of $6,713.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Investment securities: Fair values for fixed maturity securities (including preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities, other than affiliated entities, are based on quoted market prices.

   Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

   Interest rate floors, caps, swaps, and swaptions and currency swaps:
   Estimated fair value of interest rate floors and caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate swaps and swaptions and currency swaps, are based upon the pricing differential for similar swap agreements. The carrying value of these items is included with other invested assets on the balance sheet.

   Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

   Net short-term notes receivable from affiliates: The fair value for net short-term notes receivable from affiliates approximate their carrying value.

   Separate Account Assets: The fair value of separate account assets are based on quoted market prices.

   Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

   Separate Account Annuity Liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.


The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                                    December 31
                                                      2001                              2000
                                         -------------------------------- ---------------------------------
                                             Carrying         Fair            Carrying          Fair
                                              Amount          Value            Amount          Value
                                         -------------------------------- ---------------------------------
   Admitted assets
   Bonds                                     $13,994,027     $14,318,212      $14,404,438    $14,562,288
   Preferred stocks other than                    71,829          71,781           77,603         78,621
     affiliates
   Common stocks other than affiliates           421,560         421,560          600,594        600,594
   Mortgage loans on real estate               1,691,144       1,725,209        1,140,481      1,170,426
   Policy loans                                  411,306         411,306          417,849        417,849
   Floors, caps, options and swaptions            20,460          23,573           47,543        109,800
   Interest rate and currency swaps               19,037          (9,528)          10,994         11,367
   Cash and short-term investments               172,913         172,913          100,681        100,681
   Net short-term notes receivable from
     affiliates                                  114,795         114,795           23,702         23,702
   Separate account assets                     4,124,050       4,124,050        4,191,889      4,191,889

   Liabilities
   Investment contract liabilities             7,129,511       7,023,710        7,275,853      7,187,031
   Separate account annuity liabilities        3,950,263       4,022,537        3,919,092      4,022,404

4. Investments

The Company's investment in common stocks of its wholly-owned subsidiaries, based on the statutory capital and surplus of the subsidiaries, is summarized as follows:

                                                                                         Carrying Amount
                                                                             Cost
                                                                       ------------------------------------
   December 31, 2001
   TALIAC                                                                     $298,418         $931,476
   TONY                                                                         98,600           32,606
   Other                                                                        18,330                -
                                                                       ------------------------------------
                                                                       ------------------------------------
                                                                              $415,348         $964,082
                                                                       ====================================




4. Investments (continued)

                                                                                         Carrying Amount
                                                                             Cost
                                                                       ------------------------------------
   December 31, 2000
   TALIAC                                                                     $238,418         $823,859
   TONY                                                                         83,600           25,470
   Other                                                                        13,230              174
                                                                       ------------------------------------
                                                                       ------------------------------------
                                                                              $335,248         $849,503
                                                                       ====================================

Certain statutory basis financial information with respect to TALIAC and TONY, the Company's wholly-owned insurance subsidiaries, is as follows:

                                                                                   December 31
                                                                             2001              2000
                                                                       ------------------------------------
                                                                       ------------------------------------
   Summary statutory-basis balance sheets
   Cash and investments                                                      $17,439,047      $15,244,044
   Other assets                                                                6,257,332        6,492,031
                                                                       ------------------------------------
   Total assets                                                               23,696,379       21,736,075

   Aggregate reserves                                                         13,332,009       11,067,366
   Other liabilities                                                           9,400,288        9,819,380
                                                                       ------------------------------------
   Total liabilities                                                          22,732,297       20,886,746
                                                                       ------------------------------------
   Total capital and surplus                                               $     964,082    $     849,329
                                                                       ====================================


                                                                        Year Ended December 31
                                                                  2001           2000           1999
                                                             ----------------------------------------------
                                                             ----------------------------------------------
   Summary statutory-basis statements of income
   Revenues                                                      $6,606,843        $7,429,428     $7,509,559
   Expenses and taxes                                             6,683,417         7,342,603      7,453,829
                                                             ----------------------------------------------
                                                             ----------------------------------------------
   Net income                                                         $   )                 $              $
                                                             ==============================================



The carrying value and estimated fair value of investments in bonds and preferred stock were as follows:
                                                                   Gross          Gross        Estimated
                                                  Carrying       Unrealized     Unrealized       Fair
                                                   Value           Gains          Losses         Value
                                              --------------------------------------------------------------
   December 31, 2001
   United States Government and agencies       $     589,852     $    5,275    $       339   $     594,788
   State, municipal and other government             241,086         21,819            840         262,065
   Public utilities                                1,277,568         51,514         21,107       1,307,975
   Industrial and miscellaneous                    8,779,383        437,071        158,900       9,057,554
   Mortgage and other asset- backed                3,106,138         61,561         71,869       3,095,830
     securities
                                              --------------------------------------------------------------
                                                  13,994,027        577,240        253,055      14,318,212

   Preferred stocks                                   71,829          1,281          1,329          71,781
                                              --------------------------------------------------------------
                                              --------------------------------------------------------------
                                                 $14,065,856       $578,521       $254,384     $14,389,993
                                              ==============================================================

   December 31, 2000
   United States Government and agencies       $     722,783     $    8,263    $       959   $     730,087
   State, municipal and other government             344,859         53,300            669         397,490
   Public utilities                                1,453,514         56,108         28,252       1,481,370
   Industrial and miscellaneous                    9,255,458        296,606        285,486       9,266,578
   Mortgage and other asset- backed                2,627,824         77,521         18,582       2,686,763
     securities
                                              --------------------------------------------------------------
                                              --------------------------------------------------------------
                                                  14,404,438        491,798        333,948      14,562,288

   Preferred stocks                                   77,603          6,622          5,604          78,621
                                              --------------------------------------------------------------
                                              --------------------------------------------------------------
                                                 $14,482,041       $498,420       $339,552     $14,640,909
                                              ==============================================================

The carrying value and estimated fair value of bonds at December 31, 2001, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                            Estimated
                                                                           Carrying            Fair
                                                                            Amount            Value
                                                                       ------------------------------------

   Due in one year or less                                                $     349,953    $     357,115
   Due after one year through five years                                      2,601,682        2,681,159
   Due after five years through ten years                                     2,361,549        2,431,912
   Due after ten years                                                        5,574,705        5,752,196
   Mortgage and other asset-backed securities                                 3,106,138        3,095,830
                                                                       ------------------------------------
                                                                            $13,994,027      $14,318,212
                                                                       ====================================


A detail of net investment income is presented below:

                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------

   Interest on bonds and preferred stocks                  $1,090,350        $1,068,590      $   994,418
   Dividends from common stocks                                 2,390             5,332           53,192
   Interest on mortgage loans                                 106,538            49,068           28,314
   Rental income on real estate                                25,496            30,180           28,008
   Interest on policy loans                                    28,095            22,994           27,086
   Cash and short-term investments                              9,982             5,938           10,526
   Other investment income                                      2,622            18,427           16,343
                                                     ------------------------------------------------------
                                                            1,265,473         1,200,529        1,157,887
   Less investment expenses                                   (70,806)          (92,315)         (32,845)
                                                     ------------------------------------------------------
   Net investment income                                   $1,194,667        $1,108,214       $1,125,042
                                                     ======================================================

Proceeds from sales and maturities of bonds and related gross realized capital gains and losses were as follows:

                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------

   Proceeds                                                $8,563,654        $5,872,493       $2,993,985
                                                     ======================================================
                                                     ======================================================

   Gross realized gains                                   $   221,180      $     94,531     $     46,135
   Gross realized losses                                     (200,610)         (157,019)         (43,142)
                                                     ------------------------------------------------------
   Net realized capital gains (losses)                   $     20,570      $    (62,488)   $       2,993
                                                     ======================================================

Gross realized losses in 2001 include $94,439 that relates to losses recognized on other than temporary declines in market values of debt securities.

At December 31, 2001, investments with an aggregate carrying value of $4,165 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.


Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                                           Realized
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------

   Bonds                                                  $  20,570         $ (62,488)       $  2,993
   Preferred stocks                                          (9,175)            6,124          (6,085)
   Common stocks                                             19,878           499,621          41,011
   Derivatives                                               90,144              (103)        (92,870)
   Gain from transfer of Taiwan branch (Note 15)             75,125                 -               -
   Other                                                      5,847           (16,983)          2,470
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                            202,389           426,171         (52,481)

   Federal income tax effect                               (114,082)         (178,914)         71,941
   Transfer from (to) interest maintenance reserve          (74,697)           44,940          (1,945)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Net realized capital gains on investments              $  13,610          $292,197         $17,515
                                                     ======================================================

The derivative loss of $92,870 in 1999 primarily resulted from the net pretax loss incurred on an ineffective equity collar hedge (see Note 11).

                                                                     Change in Unrealized
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------

   Bonds                                               $      5,670        $  (10,264)     $   (5,756)
   Preferred stocks                                           2,346            (4,499)          2,271
   Common stocks                                            (75,874)         (512,790)        125,177
   Mortgage loans                                             1,745            (1,791)              -
   Derivatives                                              (36,737)            1,342               -
   Other invested assets                                     (7,931)             (750)         (2,272)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Change in unrealized capital gains                     $(110,781)        $(528,752)       $119,420
                                                     ======================================================




Gross unrealized gains and gross unrealized losses on common stock of unaffiliated entities are as follows:

                                                                                   December 31
                                                                             2001              2000
                                                                       ------------------------------------
                                                                       ------------------------------------

   Unrealized gains                                                           $40,756         $172,202
   Unrealized losses                                                          (30,389)         (51,482)
                                                                       ------------------------------------
                                                                       ------------------------------------
   Net unrealized gains                                                       $10,367         $120,720
                                                                       ====================================

During 2001, the Company issued mortgage loans with interest rates ranging from 3.90% to 8.72%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 89%. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2001 and 2000, the Company held a mortgage loan loss reserve in the AVR of $12,167 and $6,792, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:


                Geographic Distribution                            Property Type Distribution
   --------------------------------------------------- ----------------------------------------------------
   --------------------------------------------------- ----------------------------------------------------
                                      December 31                                          December 31
                                     2001     2000                                       2001      2000
                                  --------------------                                 --------------------

   Pacific                           29%       35%     Office                             36%      38%
   South Atlantic                    25        24      Apartment                          19       18
   Middle Atlantic                   10        11      Retail                             19       18
   W. South Central                   9         5      Industrial                         17        9
   W. North Central                   8         5      Other                               9       17
   Mountain                           7         7
   E. North Central                   7         5
   New England                        3         5
   E. South Central                   2         3

The operations of the Company are subject to risk of interest rate fluctuations to the extent that there is a difference between the cash flows from the Company's interest-earning assets and the cash flows related to its liabilities. In the normal course of its operations, the Company hedges some of its interest rate risk with derivative financial instruments. These derivatives comprise primarily interest rate swap agreements, interest rate floor agreements, foreign currency swap agreements, call option agreements, S&P 500 call option agreements, and options to enter into interest rate swap agreements (swaptions). The Company does not use derivatives financial instruments for trading or speculative purposes, nor is the Company a party to any leveraged derivative contracts.

Interest swap agreements are intended to help the Company more closely match the cash flows received from its assets to the payments on its liabilities. The Company's interest rate swap agreements generally provide that one party pays interest at a floating rate in relation to movements in an underlying index and the other party pays interest at a fixed rate. Generally, no cash is exchanged at the outset of the contract, and no principal payments are made by either party. A single net payment is made usually by one counterparty at each settlement date. Interest rate swaps that terminate prior to maturity are generally settled for the fair value of the swap on the termination date.

Interest rate floor agreements purchased by the Company provide for the receipt of payments in the event interest rates fall below specified levels. Interest rate floors are intended to mitigate the Company's risk of reinvesting the cash flow it receives from calls, mortgage prepayments, and redemptions on its investment portfolio at lower interest rates. A single premium payment is made by the Company at the beginning of the contract. Once the interest rate floor becomes effective, if the actual rate moves below the agreed upon floor rate, the Company receives payment equal to the difference between the actual rate and the floor rate times the notional amount of the agreement.

The Company purchases swaptions to help manage the risk of interest rate fluctuations by providing an option to enter into an interest rate swap in the event of unfavorable interest rate movements. A single premium payment is made by the purchaser at the beginning of the contract. Once the option is exercised, the parties enter into an interest rate swap agreement.

The Company may issue foreign denominated assets or liabilities. Cross currency swaps are utilized to convert the asset or liability to a U.S. denominated security. A cash payment is often exchanged at the outset of the swap contract that represents the present value of cash flows of the instrument. This may result because the derivative is being purchased between coupon periods or the rates in the swap are not at market. A single net payment is exchanged each due date as well as at the end of the contract. Each asset or liability is hedged individually and terms of the swap must meet the terms of the underlying instrument. These swaps meet hedge accounting rules and are carried at book value. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in the IMR or AVR if the underlying instrument receives that treatment.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another based upon an underlying notional amount. Generally, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. These swaps meet hedge accounting rules and are not marked to their current market value in the financial statements. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses are recognized in the financial statements when incurred.

The Company issues products which provide the customer a return based on the S&P 500 Index. The Company uses S&P 500 futures contracts and/or S&P options to hedge the option risk associated with the products. These programs require a Black-Scholes formula to be used to calculate the delta of the liability option and the delta of the futures contracts and options; the difference between the deltas must be within a specified tolerance. Futures are marked to market on a daily basis and a cash payment is made/received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company has credit risk exposure to the extent that a counterparty fails to make payment on its obligation. While the Company is exposed to credit risk in the event of nonperformance by the other party, nonperformance is not anticipated due to the credit rating of the counterparties. At December 31, 2001, all of the Company's derivative financial instruments were with financial institutions rated A or better by one or more of the major credit rating agencies.

Market risk is the risk the Company faces from a change in the market value of a derivative instrument. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk). The Company mitigates this risk by actively measuring and monitoring correlation and taking corrective action as necessary.

At December 31, 2001 and 2000, the Company's outstanding financial instruments with on and off balance sheet risks, shown in notional amounts are summarized as follows:


                                                                                 Notional Amount
                                                                       ------------------------------------
                                                                             2001              2000
                                                                       ------------------------------------
   Derivative securities Interest rate and currency swaps:
     Receive float-pay float                                               $     68,979     $     15,833
     Receive fixed-pay float                                                  1,462,521        3,342,842
     Receive float-pay fixed                                                  1,237,938          700,742

   Interest rate floor agreements                                               508,348          500,445
   Swaptions                                                                    850,000        6,500,000
   Call options                                                                  31,399           32,199

5. Reinsurance

The Company is involved in both the cession and assumption of reinsurance with other companies, including affiliated companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. These reinsured risks are treated as though, to the extent of the reinsurance, they are risks for which the Company is not liable.

Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded. The Company remains liable to the extent the reinsuring companies do not meet their obligations under these reinsurance treaties.


Premiums earned reflect the following reinsurance assumed and ceded amounts:

                                           Ceded/Retroceded to           Assumed from
                                       -------------------------------------------------------
                                       -------------------------------------------------------
                             Direct     Affiliated   Unaffiliated   Affiliated  Unaffiliated      Net
                             Amount      Companies    Companies     Companies     Companies     Amount
                          ---------------------------------------------------------------------------------
   Year ended
     December 31, 2001:
       Premium revenue     $  2,226,471 $   262,322    $1,220,411    $248,816    $   743,637    $1,736,191
                          =================================================================================
                          =================================================================================

   At December 31, 2001:
     Reserves for future
       policy benefits      $13,376,871  $3,095,365    $3,565,994    $591,624     $1,852,458    $9,159,594
     Policy and contract
       claims payable           232,878      23,654       532,401       4,612        456,075       137,510
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                            $13,609,749  $3,119,019    $4,098,395    $596,236     $2,308,533    $9,297,104
                          =================================================================================
                          =================================================================================
   Year ended
     December 31, 2000:
       Premium revenue     $  2,623,910 $   199,290    $1,574,257    $359,387     $1,359,070    $2,568,820
                          =================================================================================
                          =================================================================================

   At December 31, 2000:
     Reserves for future
       policy benefits      $13,558,393  $3,402,793    $3,590,670    $524,069     $2,355,940    $9,444,939
     Policy and contract
       claims payable           289,280      34,769       267,285       4,844        402,406       394,476
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                            $13,847,673  $3,437,562    $3,857,955    $528,913     $2,758,346    $9,839,415
                          =================================================================================
                          =================================================================================
   Year ended
     December 31, 1999:
       Premium revenue     $  2,281,775 $   112,947    $2,274,338    $157,197     $1,880,044    $1,931,731
                          =================================================================================
                          =================================================================================

   At December 31, 1999:
     Reserves for future
       policy benefits      $14,241,446  $4,124,327    $3,056,908    $233,126     $2,401,859    $9,695,196
     Policy and contract
       claims payable           127,030      40,341       137,047       1,824        345,323       296,789
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                            $14,368,476  $4,164,668    $3,193,955    $234,950     $2,747,182    $9,991,985
                          =================================================================================


During 2001, the Company novated certain traditional life insurance contracts to AUSA Life Insurance Company, Inc. (AUSA), an affiliate, via an assumption reinsurance transaction. Under the terms of this agreement, a significant portion of the future statutory-basis profits from the contracts assumed by AUSA will be passed through to the Company as an experience rated refund. The Company recorded a deferred liability of $14,281 as a result of this transaction. The accretion of the deferred liability for 2001 was $1,428.

In 2000, the Company entered into a reinsurance transaction with two affiliated companies in which the Company assumed certain structured settlement liabilities on a funds withheld basis. As a result, the Company has recorded a related asset of $562,853 at December 31, 2001 and $262,448 at December 31, 2000.

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation of future guaranteed minimum death benefits included in certain of its variable annuity contracts. The gain on the transaction of $28,967 was credited directly to unassigned surplus on a net of tax basis. The Company holds collateral from this affiliate in the form of letters of credit of $107,803, covering this reinsurance agreement and others.

6. Income Taxes

The components of the Company's net deferred income tax assets are comprised of the following:

                                                                       December 31, 2001 January 1, 2001
                                                                       ------------------------------------
                                                                       ------------------------------------

   Gross deferred income tax assets                                          $419,734         $434,058
   Gross deferred income tax liabilities                                       83,709          158,633
   Deferred income tax assets nonadmitted                                     230,955          217,415
                                                                       ------------------------------------
                                                                       ------------------------------------
   Net admitted deferred income tax asset                                    $105,070      $    58,010
                                                                       ====================================

The main components of deferred income tax amounts, as well as the net change for the year ended December 31, 2001, are as follows:

                                                     December 31, 2001  January 1, 2001     Net Change
                                                     ------------------------------------------------------
                                                     -------------------
   Deferred income tax assets:
     Nonadmitted assets                                 $    10,312       $    18,412      $    (8,100)
     Depreciable personal property                            4,986               883            4,103
     Policyholder dividend                                    4,818             4,833              (15)
     Provision for contingent experience rated               10,979            10,934               45
       refund
     Tax basis deferred acquisitions costs                  137,730           145,515           (7,785)
     Reserves                                               177,081           235,575          (58,494)
     Unrealized capital losses                               53,850                 -           53,850
     Other                                                   19,978            17,906            2,072
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Deferred income tax assets                              $419,734          $434,058         $(14,324)
                                                     ======================================================
                                                     ======================================================

   Deferred income tax assets nonadmitted                  $230,955          $217,415      $    13,540
                                                     ======================================================
                                                     ======================================================

   Deferred income tax liabilities:
     Partnerships                                        $    6,073       $     5,907      $       166
     Agent deferred compensation                             20,243            25,919           (5,676)
     Real estate                                              1,543             3,276           (1,733)
   ss.807(f) liabilities                                      2,807             2,992             (185)
     Separate account seed money                              5,705                 -            5,705
     Software/system development cost                         6,094            16,669          (10,575)
     Unrealized capital gains (losses)                       39,006           103,469          (64,463)
     Other                                                    2,238               401            1,837
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Total deferred income tax liabilities                $    83,709          $158,633         $(74,924)
                                                     ======================================================





6. Income Taxes (continued)

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains on investments for the following reasons:

                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------
   Income tax expense (benefit) computed at the           $ 12,813           $(29,629)        $61,196
     federal statutory rate (35%)
       Agent deferred compensation                           5,676                  -               -
       Deferred acquisition costs - tax basis               (7,785)             6,082          13,326
       Dividends received deduction                         (2,266)            (1,420)        (17,500)
       IMR amortization                                       (220)               826               -
       Investment income items                              (4,688)                 -          (2,399)
       Prior year under accrual                             49,533             46,125          24,640
       Reinsurance adjustments                               6,093                  -         (14,442)
       Tax credits                                         (31,301)           (27,111)        (16,000)
       Tax reserve valuation                               (46,303)            11,844          (1,153)
       All other adjustments                                 6,873               (565)        (17,338)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Federal income tax expense (benefit)                   $(11,575)         $   6,152         $30,330
                                                     ======================================================

For federal income tax purposes, the Company joins in a consolidated income tax return filing with other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

Prior to July 21, 1999, Transamerica Occidental Life Insurance Company and includible subsidiaries were included in a life/nonlife consolidation with Transamerica Corporation.

The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 1995. The examination fieldwork for 1996 and 1997 has been completed and a petition has been filed in the tax court. An examination is underway for 1998 and for the period from January 1 through July 21, 1999 (short tax period).

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA ($117,701 at December 31, 2001). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $41,195.

7. Policy and Contract Attributes

A portion of the Company's policy reserves and other policyholders' funds (including separate account liabilities) relates to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                                     December 31
                                                         2001                            2000
                                            ------------------------------- -------------------------------
                                                Amount         Percent          Amount         Percent
                                            ------------------------------- -------------------------------
   Subject to discretionary withdrawal with adjustment:
       With market value adjustment           $  2,901,417        16%        $     994,166         7%
       At book value less surrender charge         472,377         3               537,251         4
       At market value                           2,702,165        15             3,367,374        26
   Subject to discretionary withdrawal
     without adjustment                          1,039,197         6             1,419,091        11
   Not subject to discretionary withdrawal
     provision                                  10,497,679        60             6,760,644        52
                                            ----------------                ----------------
                                                           ----------------                ----------------
   Total annuity reserves and deposit
     liabilities                                17,612,835       100%           13,078,526       100%
                                                           ================                ================
   Less reinsurance ceded                       (5,065,994)                     (5,209,341)
                                            ----------------
                                                                            ----------------
   Net annuity reserves and deposit
     liabilities                               $12,546,841                    $  7,869,185
                                            ================                ================

Funding agreements are included in the above table for December 31, 2001 but not included for December 31, 2000.

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at estimated fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Information regarding the separate accounts of the Company is as follows:

              Guaranteed Nonindexed Nonindexed Nonguaranteed Total
                                     Indexed      Guaranteed    Guaranteed      Separate
                           Less Than 4% More Accounts
                                     Than 4%
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
   Premiums, deposits and other   $         -       $478,757      $555,299     $   190,187    $1,224,243
     considerations for the year
     ended December 31, 2001
                                  =========================================================================
                                  =========================================================================

   For accounts with assets at        $11,151       $472,869      $777,765      $2,660,485    $3,922,270
     market value as of
     December 31, 2001
                                  =========================================================================

   Reserves by withdrawal characteristics as of December 31, 2001:
       At market value            $         -   $           - $           -     $2,613,016    $2,613,016
       Not subject to                  11,151        472,869       777,765          47,469     1,309,254
         discretionary withdrawal
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
                                      $11,151       $472,869      $777,765      $2,660,485    $3,922,270
                                  =========================================================================
                                  =========================================================================

   Premiums, deposits and other   $         -   $           - $           -    $   349,535   $   349,535
     considerations for the year
     ended December 31, 2000
                                  =========================================================================
                                  =========================================================================

   Reserves for separate              $17,528   $           -     $754,619      $3,188,901    $3,961,048
     accounts as of December 31,
     2000
                                  =========================================================================

   Reserves by withdrawal characteristics as of December 31, 2000:
       At market value            $         -   $           - $           -     $3,188,901    $3,188,901
       Not subject to                  17,528              -       754,619               -       772,147
         discretionary withdrawal
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
                                      $17,528   $           -     $754,619      $3,188,901    $3,961,048
                                  =========================================================================

Comparative information for 1999 is not available.

A reconciliation of the amounts transferred to and from the Company's separate accounts is presented below:

                                                                    Year Ended December 31
                                                            2001             2000              1999
                                                     ------------------------------------------------------
   Transfer as reported in the summary of operations of the separate accounts statement:
       Transfers to separate accounts                       $191,967         $350,784         $255,210
       Transfers from separate accounts                      230,254          181,133          217,729
                                                     ------------------------------------------------------
   Net transfers to separate accounts                        (38,287)         169,651           37,481
   Other reconciling adjustments                              (4,328)           5,699           13,091
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Net transfers as reported in the statements             $ (42,615)        $175,350        $  50,572
     of operations
                                                     ======================================================


At December 31, 2001, the Company had variable annuities with guaranteed benefits as follows:

              Benefit and                        Subjected                          Amount of
             Type of Risk                      Account Value                      Reserve Held
   --------------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------

   Guaranteed minimum income benefit            $71,147                             $315

Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2001 and 2000, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:



                                                           Gross            Loading            Net
                                                     ------------------------------------------------------
   December 31, 2001 Life and annuity:
     Ordinary first-year business                         $  78,769          $13,701          $  65,068
     Ordinary renewal business                              280,273           16,335            263,938
     Group life direct business                               4,058                -              4,058
     Reinsurance ceded                                     (104,839)               -           (104,839)
                                                     ------------------------------------------------------
                                                            258,261           30,036            228,225
   Accident and health                                       15,179                -             15,179
                                                     ------------------------------------------------------
                                                           $273,440          $30,036           $243,404
                                                     ======================================================

   December 31, 2000 Life and annuity:
     Ordinary first-year business                         $  30,778          $17,890          $  12,888
     Ordinary renewal business                              411,229           17,145            394,084
     Group life direct business                               4,968                -              4,968
     Reinsurance ceded                                     (212,969)               -           (212,969)
                                                     ------------------------------------------------------
                                                            234,006           35,035            198,971
   Accident and health                                       16,344                -             16,344
                                                     ------------------------------------------------------
                                                           $250,350          $35,035           $215,315
                                                     ======================================================

At December 31, 2001 and 2000, the Company had insurance in force aggregating $38,795,528 and $12,725,579, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $53,483 and $125,826 to cover these deficiencies at December 31, 2001 and 2000, respectively.

8. Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company's statutory surplus as of the preceding December 31, or (b) the Company's statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2002, without the prior approval of insurance regulatory authorities, is $203,193.

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 2001, the Company meets the RBC requirements.

9. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2001, the Company sold $55,838 of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.

10. Pension Plan and Other Postretirement Benefits

Beginning in 2001, the Company's employees participate in a qualified benefit plan sponsored by AEGON USA, Inc. (AEGON), an affiliate. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the SFAS No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $3,515 for the year ended December 31, 2001. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Prior to 2001, substantially all employees were covered by noncontributory defined plans sponsored by the Company and Transamerica. The Company's total pension costs were approximately $1,100 and $800 for the years ended December 31, 2000, and 1999, respectively.

In addition to pension benefits, in 2001 the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed

$496 for the year ended December 31, 2001. Prior to 2001, the Company participated in various contributory defined benefit programs sponsored by Transamerica that provided medical and certain other benefits to eligible retirees. Postretirement benefit costs charged to income was approximately $3,000 for each of the years ended December 31, 2000 and 1999.

11. Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

Beginning in 2000, the Company receives data processing, investment advisory and management, marketing and administration services from affiliates. During 2001 and 2000, the Company paid $31,310 and $21,323, respectively, for these services, which approximates their costs to the affiliates.

Payables to affiliates bear interest at the thirty-day commercial paper rate.

The Company received capital contributions of $300,000, $80,000 and $137,062 from its parent in 2001, 2000 and 1999, respectively.

At December 31, 2001, the Company has short-term notes receivable from affiliates of $114,795. At December 31, 2000, the Company has short-term notes receivable from affiliates of $155,000 and short-term notes payable to affiliates of $131,298. Interest on these accrue at the thirty-day commercial paper rate at the time of issuance.

In March 1999, the Company entered into an equity collar (which expired December 17, 1999), with an unrelated party to hedge the price fluctuations of their unaffiliated equity securities portfolio. In addition, Transamerica Corporation agreed to protect the Company from any ineffectiveness in the hedge that would expose the Company to loss net of tax benefit. As a result of the ineffectiveness of the collar with the unrelated party and the payment that the Company was required to make upon settlement, Transamerica Corporation made a payment of approximately $172,000 to the Company in December 1999.

12. Commitments and Contingencies

The Company is a defendant in various legal actions arising from its operations. These include legal actions similar to those faced by many other major life insurers which allege damages related to sales practices for universal life policies sold between January 1981 and June 1996. In one such action, the Company and plaintiff's counsel entered into a settlement which was approved on June 26, 1997. The settlement required prompt notification to affected policyholders. Administrative and policy benefit costs associated with the settlement of $8,199, and $7,710 after-tax have been incurred in 2000 and 1999, respectively, and reflected in these statements as prior period adjustments as a direct charge to unassigned surplus. Related costs incurred in 2001 were not significant. Additional costs relating to ancillary litigation are not expected to be material and will be incurred over a period of years. In the opinion of the Company, any ultimate liability which might result from other litigation would not have a materially adverse effect on the combined financial position of the Company or the results of its operations.

The Company has contingent commitments for $108,698 as of December 31, 2001 to provide additional funding for various joint ventures, partnerships, and limited liability companies.

The Company may pledge assets as collateral for transactions involving funding agreements and reverse repurchase agreements. At December 31, 2001, the Company has pledged invested assets with a carrying value and market value of $482,999 and $486,509, respectively in conjunction with these transactions.

At December 31, 2001, the Company had entered into multiple agreements with notional amounts of $504,704 for which it was paid a fee to provide standby letter of credit. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA). Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $5,712 and $335 at December 31, 2001 and 2000, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $197 and $1,247 for the years ended December 31, 2001 and 2000, respectively.

13. Leases

The Company leases office buildings under various noncancelable operating lease agreements. At December 31, 2001, the future minimum aggregate rental commitments are as follows:

   2002                                       $    5,394
   2003                                            5,398
   2004                                            5,467
   2005                                            5,517
   2006                                            5,524
   Thereafter                                     20,207

The Company owns a building that is rented to others. Future minimum lease payments under noncancelable leasing arrangements as of December 31, 2001 are as follows:

   2002                                       $    5,926
   2003                                            4,575
   2004                                            4,744
   2005                                            4,457
   2006                                            4,381
   Thereafter                                     29,349

14. Dividend of Subsidiary to Stockholder

On December 1, 2000, the Company paid a non-cash dividend to its stockholder, Transamerica Insurance Corporation, consisting of 100% of the outstanding common and preferred stock of Transamerica Life Insurance Company of Canada. The dividend of $210,386 represented the Company's statutory-basis carrying value of the stock at the time it was distributed.

15. Taiwan Branch

During 2000, the Company increased its ownership of its Taiwan branch operations to 100% through a buyout of its 60% partner, Pacific Life Insurance Ltd., for a payment of $19,192. A receivable from the partner of $35,510 was also written off in conjunction with the buy-out. Additional costs of $17,100 were incurred as a result of the scheduled termination of reinsurance treaties with three unaffiliated companies. These items were recorded as a charge to unassigned surplus on a net of tax basis.

During 2001, the Company transferred its entire interest in its Taiwan branch to AEGON N.V. Assets of $96,241 were contributed to AEGON N.V. and liabilities of $162,303 were assumed by AEGON N.V. These assets primarily consisted of invested assets and the liabilities primarily consisted of insurance reserves. In addition, AEGON N.V. also paid cash of $9,063 to the Company. The net impact of $75,125 was recognized as a realized gain.

16. Reconciliation to Insurance Department Annual Statement

The following table reconciles net income and total capital and surplus as reported in the Annual Statement filed with the Insurance Department to the amounts reported in the accompanying financial statements as of and for the year ended December 31, 2000:

                                                                          Net Income    Total Capital and
                                                                                             Surplus
                                                                       ------------------------------------
                                                                       ------------------------------------

   Amounts reported in Annual Statement                                      $251,510        $1,594,585
   Adjustments related to reinsurance treaties                                (97,108)          (97,108)
   Adjustments to policy and contract claim reserves                           20,000            20,000
   Tax effect of adjustments                                                   26,988            26,988
                                                                       ------------------------------------
                                                                       ------------------------------------
   Amounts reported herein                                                   $201,390        $1,544,465
                                                                       ====================================

There were no such reconciliation items as of and for the year ended December 31, 2001.

0110-0237858

















                                 Statutory-Basis
                          Financial Statement Schedules

                 Transamerica Occidental Life Insurance Company

       Summary of Investments - Other Than Investments in Related Parties
                             (Dollars in Thousands)

                                December 31, 2001

Schedule I
                                                                                        Amount at Which
                                                                                             Shown
                                                                         Market              in the
Type of Investment                                  Cost (1)             Value           Balance Sheet
-----------------------------------------------------------------------------------------------------------
Fixed maturities
Bonds:
   United States government and government
     agencies and authorities
                                                   $     631,453      $     638,177       $     631,453
   States, municipalities and political
     subdivisions                                        464,209            491,683             464,209
   Foreign governments                                   103,840            109,718             103,840
   Public utilities                                    1,277,568          1,307,975           1,277,568
   All other corporate bonds                          11,516,957         11,770,659          11,516,957
Preferred stock                                           71,829             71,781              71,829
                                               ------------------------------------------------------------
Total fixed maturities                                14,065,856         14,389,993          14,065,856

Equity securities
Common stocks:
   Banks, trust and insurance                             58,376             51,360              51,360
   Industrial, miscellaneous and all other
                                                         352,817            370,200             370,200
                                               ------------------------------------------------------------
                                               ------------------------------------------------------------
Total equity securities                                  411,193            421,560             421,560

Mortgage loans on real estate                          1,691,144                              1,691,144
Real estate                                               85,496                                 85,496
Policy loans                                             411,306                                411,306
Other long-term investments                              601,144                                601,144
Cash and short-term investments                          172,913                                172,913
                                               --------------------                   ---------------------
Total investments                                    $17,439,052                            $17,449,419
                                               ====================                   =====================

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

                 Transamerica Occidental Life Insurance Company

                       Supplementary Insurance Information
                             (Dollars in Thousands)

                                December 31, 2001

Schedule III


                                           Future Policy                 Policy and                       Net
                                           Benefits and     Unearned      Contract       Premium      Investment
                                             Expenses       Premiums    Liabilities      Revenue        Income*
                                          -------------------------------------------------------------------------
Year ended December 31, 2001
Individual life                              $5,327,935  $         -        $200,565     $1,153,081   $   333,597
Individual health                                16,832       33,833          13,788         60,607        12,916
Group life and health                            22,853        2,279         108,833         29,558           708
Annuity                                       3,755,862            -        (185,676)       492,945       847,446
                                          -------------------------------------------------------------------------
                                          -------------------------------------------------------------------------
                                             $9,123,482      $36,112        $137,510     $1,736,191    $1,194,667
                                          =========================================================================
                                          =========================================================================

Year ended December 31, 2000
Individual life                              $5,330,707  $         -        $304,132     $1,241,149   $   447,840
Individual health                                39,295       48,256          16,298         43,836         8,517
Group life and health                            15,770        8,580          53,306        103,920        11,522
Annuity                                       4,002,331            -          20,740      1,179,915       640,335
                                          -------------------------------------------------------------------------
                                          -------------------------------------------------------------------------
                                             $9,388,103      $56,836        $394,476     $2,568,820    $1,108,214
                                          =========================================================================
                                          =========================================================================

Year ended December 31, 1999
Individual life                              $4,988,602  $         -        $240,452    $   894,532   $   405,705
Individual health                                42,065       28,046          33,481        (10,184)        2,770
Group life and health                            31,586        2,616          32,963        158,775        10,967
Annuity                                       4,602,281            -         (10,107)       888,608       705,600
                                          -------------------------------------------------------------------------
                                          -------------------------------------------------------------------------
                                             $9,664,534      $30,662        $296,789     $1,931,731    $1,125,042
                                          =========================================================================








Schedule III
                                            Benefits,
                                             Claims
                                           Losses and       Other
                                           Settlement     Operating      Premiums
                                            Expenses      Expenses*       Written
                                          --------------------------------------------
Year ended December 31, 2001
Individual life                              $1,067,494   $   579,700
Individual health                               (46,229)       46,837    $103,036
Group life and health                           175,474        41,039      30,958
Annuity                                       1,535,867       103,463
                                          -----------------------------
                                          -----------------------------
                                             $2,732,606             $
                                          =============================
                                          =============================

Year ended December 31, 2000
Individual life                              $1,245,378   $   919,647
Individual health                                84,424        89,362     $91,282
Group life and health                           (55,633)      114,131      49,345
Annuity                                       1,665,463       117,744
                                          -----------------------------
                                          -----------------------------
                                             $2,939,632    $1,240,884
                                          =============================
                                          =============================

Year ended December 31, 1999
Individual life                             $   909,143   $   692,956
Individual health                               (33,811)       35,665     $80,328
Group life and health                           134,414       124,689      65,217
Annuity                                       1,283,024       696,404
                                          -----------------------------
                                          -----------------------------
                                             $2,292,770    $1,549,714
                                          =============================







*Allocations of net investment income and other operating expenses are based on a number of assumptions of estimates, and the results would change if different methods were applied.

                 Transamerica Occidental Life Insurance Company

                                   Reinsurance
                             (Dollars in Thousands)

                                December 31, 2001

Schedule IV
                                                                       Assumed                        Percentage
                                                       Ceded to          From                         of Amount
                                         Gross          Other           Other            Net           Assumed
                                        Amount        Companies       Companies         Amount          to Net
                                    --------------------------------------------------------------------------------
Year ended December 31, 2001
Life insurance in force                $289,306,065   $310,449,745    $169,770,753    $148,627,073        114%

Premiums:
   Individual life                   $    1,550,693$       893,635 $       496,023  $    1,153,081         43%
   Individual health                        103,036         98,013          55,584          60,607         92%
   Group life and health                     30,958         55,024          53,624          29,558        181%
   Annuity                                  541,784        436,061         387,222         492,945         79%
                                    --------------------------------------------------------------------------------
                                     $    2,226,471 $    1,482,733 $       992,453  $    1,736,191         57%
                                    ================================================================================

Year ended December 31, 2000
Life insurance in force                $277,477,021   $455,425,869    $371,149,739    $193,200,891        192%

Premiums:
   Individual life                   $    1,457,065 $    1,119,760 $       903,844  $    1,241,149         74%
   Individual health                         91,282         95,419          47,973          43,836        109%
   Group life and health                     49,345        124,268         178,843         103,920        172%
   Annuity                                1,026,218        434,100         587,797       1,179,915         49%
                                    --------------------------------------------------------------------------------
                                     $    2,623,910 $    1,773,547  $    1,718,457  $    2,568,820         67%
                                    ================================================================================

Year ended December 31, 1999
Life insurance in force                $210,134,978   $370,217,933    $354,847,683    $194,764,728        182%

Premiums:
   Individual life                   $    1,181,390 $    1,220,329 $       933,471 $       894,532        104%
   Individual health                         80,328         97,296           6,784         (10,184)           -%
   Group life and health                     65,217        247,870         341,428         158,775        215%
   Annuity                                  954,840        821,790         755,558         888,608         85%
                                    --------------------------------------------------------------------------------
                                     $    2,281,775 $    2,387,285  $    2,037,241  $    1,931,731        149%
                                    ================================================================================


AUDITED FINANCIAL STATEMENTS
Transamerica Occidental Life Insurance Company Separate Account VUL-2 Year ended December 31, 2001 with Report of Independent Auditors

                             Separate Account VUL-2
                 Transamerica Occidental Life Insurance Company

                          Audited Financial Statements

                          Year ended December 31, 2001




                                    Contents

Report of Independent Auditors........................................1

Audited Financial Statements

Statement of Assets and Liabilities...................................2
Statement of Operations...............................................6
Statement of Changes in Net Assets...................................10
Notes to Financial Statements........................................18

9





                         Report of Independent Auditors

Contract Owners of Separate Account VUL-2 of Transamerica Occidental Life Insurance Company
The Board of Directors, Transamerica Occidental Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Separate Account VUL-2 of Transamerica Occidental Life Insurance Company (comprised of the Alger American Income & Growth, Alliance VP Growth & Income, Alliance VP Premier Growth, Dreyfus Appreciation, Dreyfus Small Cap, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Emerging Growth, MFS(R) Investors Trust, MFS(R) Research, MS UIF Fixed Income, MS UIF High Yield, MS UIF International Magnum, MS UIF Emerging Markets Equity, OCC Accumulation Trust Managed, OCC Accumulation Trust Small Cap, Transamerica VIF Growth, Transamerica VIF Money Market and PIMCO VIT Stocks Plus Growth & Income sub-accounts) as of December 31, 2001, the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of Separate Account VUL-2's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts comprising Separate Account VUL-2 of Transamerica Occidental Life Insurance Company at December 31, 2001, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.



March 8, 2002

                            Separate Account VUL-2 of
                 Transamerica Occidental Life Insurance Company

                       Statement of Assets and Liabilities

                                December 31, 2001


                                                                           Sub-accounts
                                          --------------------------------------------------------------------------------
                                               Alger                                          Dreyfus        Dreyfus
                                           merican Income                   Alliance VP
                                              & Growth      Alliance VP       Premier
                                          A               Growth & Income      Growth      Appreciation     Small Cap
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------
Net assets
Investments, at fair value                  $  1,175,582    $  1,182,240    $   1,326,974   $    466,516   $     586,738
                                          ================================================================================

Accumulation units outstanding                102,925.65       95,080.19       159,374.71      49,072.08       43,563.94
                                          ================================================================================

Accumulation unit value                     $       11.42   $     12.43     $        8.33   $       9.51   $      13.47
                                          ================================================================================


Investment sub-account information

Number of mutual fund shares                  111,218.78       53,350.19       52,741.42       13,336.64       16,701.91

Net asset value per share                   $      10.57    $     22.16     $      25.16    $      34.98   $      35.13

Investments, at cost                        $  1,525,470    $ 1,185,825     $  1,868,711    $    514,470   $     733,446






                            Separate Account VUL-2 of
                 Transamerica Occidental Life Insurance Company

                 Statement of Assets and Liabilities (continued)

                                December 31, 2001


                                                                                 Sub-accounts
---------------------------------------------------------------------------------------------------------------------------------
                                                      Janus
                                      Janus           Aspen
                                      Aspen           Series          MFS(R)          MFS(R)                         MS UIF
                                      Series        Worldwide       Emerging       Investors          MFS(R)         Fixed
                                     Balanced         Growth         Growth          Trust          Research         Income
---------------------------------------------------------------------------------------------------------------------------------
Net assets
Investments, at fair value         $   1,370,082   $   1,622,865   $    556,520   $     374,347   $    389,737    $     599,275
                                   ==============================================================================================
                                   ==============================================================================================

Accumulation units outstanding        122,970.11      159,920.76      62,829.76      42,860.13       43,660.97        51,376.35
                                   ==============================================================================================

Accumulation unit value            $       11.14   $       10.15   $       8.86   $       8.73    $       8.93    $       11.66
                                   ==============================================================================================


Investment sub-account information

Number of mutual fund shares          60,703.69       56,862.82       30,952.16      21,853.30       27,216.29       55,232.76

Net asset value per share          $      22.57    $      28.54    $      17.98   $      17.13    $      14.32    $      10.85

Investments, at cost               $   1,538,775   $   2,353,830   $    947,456   $     439,954   $    535,396    $     588,982






                            Separate Account VUL-2 of
                 Transamerica Occidental Life Insurance Company

                 Statement of Assets and Liabilities (continued)

                                December 31, 2001


                                                                                  Sub-accounts
  ---------------------------------------------------------------------------------------------------------------------------------
                                                                        MS UIF           OCC            OCC
                                                        MS UIF                                      Accumulation
                                        MS UIF      International      Emerging     Accumulation   rust Small Cap   Transamerica
                                      High Yield        Magnum      Markets Equity  Trust Managed T                  VIF Growth
  ---------------------------------------------------------------------------------------------------------------------------------
  Net assets
  Investments, at fair value         $     147,227   $     123,386   $     29,558    $     266,430  $    227,731    $   1,814,151
                                    ===============================================================================================
                                    ===============================================================================================

  Accumulation units outstanding         16,735.65      13,761.80        3,552.71       24,612.28      13,986.95       195,667.63
                                    ===============================================================================================
                                    ===============================================================================================

  Accumulation unit value            $        8.80   $       8.97    $       8.32    $      10.83   $      16.28    $        9.27
                                    ===============================================================================================
                                    ===============================================================================================


  Investment sub-account information

  Number of mutual fund shares          21,843.81       13,042.87         4,458.15       6,635.86        7,059.23     102,668.41

  Net asset value per share          $       6.74    $       9.46    $        6.63   $      40.15   $       32.26   $      17.67

  Investments, at cost               $     187,856   $    154,497    $      45,293   $    279,446   $    212,617    $   2,430,316





                            Separate Account VUL-2 of
                 Transamerica Occidental Life Insurance Company

                 Statement of Assets and Liabilities (continued)

                                December 31, 2001


 ---------------------------------------------------------------------------
                                                                                    Sub-accounts
                                                                           --------------------------------
                                                                                               PIMCO
                                                                            Transamerica        VIT
                                                                                 VIF         StocksPlus
                                                                                Money         Growth &
                                                                               Market          Income
 ----------------------------------------------------------------------------------------------------------
 Net assets
 Investments, at fair value                                                  $  2,109,503   $    173,635
                                                                           ================================
                                                                           ================================

 Accumulation units outstanding                                              1,893,573.62      18,763.51
                                                                           ================================

 Accumulation unit value                                                     $        1.11  $       9.25
                                                                           ================================


 Investment sub-account information

 Number of mutual fund shares                                                2,109,503.48      18,570.60

 Net asset value per share                                                   $       1.00   $       9.35

 Investments, at cost                                                        $  2,109,503   $    205,023


See accompanying notes.


                            Separate Account VUL-2 of
                 Transamerica Occidental Life Insurance Company

                             Statement of Operations

                          Year ended December 31, 2001


                                                                          Sub-accounts
----------------------------------------------------------------------------------------------------------------------
                                                Alger       Alliance VP   Alliance VP      Dreyfus        Dreyfus
                                               American
                                               Income &                     Premier
                                                Growth    Growth & Income    Growth     Appreciation     Small Cap
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------
Investment income                             $   67,696     $    35,468    $    68,198  $      3,981   $     39,608
---------------------------------------------

---------------------------------------------
Expenses
---------------------------------------------
   Mortality and expense risk and                (11,546)         (9,257)       (14,392)       (4,515)        (4,596)
     administrative expense charge
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------
Net investment income (loss)                      56,150          26,211         53,806          (534)        35,012
---------------------------------------------

---------------------------------------------
Net realized and unrealized gains
   (losses) on investments
---------------------------------------------
     Realized gain (loss) on investment                                                          (492)
       transactions                              (37,335)          2,009        (23,289)                     (11,409)
---------------------------------------------
     Unrealized appreciation                    (172,112)        (42,524)      (285,568)      (42,119)       (41,418)
       (depreciation) of investments
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------
Net gains (losses) on investments               (209,447)        (40,515)      (308,857)      (42,611)       (52,827)
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------
Net increase (decrease) in net assets         $ (153,297)    $   (14,304)   $  (255,051) $    (43,145)  $    (17,815)
   resulting from operations
--------------------------------------------==========================================================================






                            Separate Account VUL-2 of
                 Transamerica Occidental Life Insurance Company

                       Statement of Operations (continued)

                          Year ended December 31, 2001


                                                                          Sub-accounts
------------------------------------------------------------------------------------------------------------------------------
                                        Janus         Janus           MFS(R)         MFS(R)         MFS(R)        MS UIF
                                        Aspen         Aspen
                                       Series         Series        Emerging     nvestors Trust                    Fixed
                                      Balanced      Worldwide        Growth     I                 Research        Income
------------------------------------------------------------------------------------------------------------------------------

------------------------------------

------------------------------------
Investment income                    $    33,279    $     8,286    $    37,331     $    10,234    $    48,327    $    33,292
------------------------------------

------------------------------------
Expenses
------------------------------------
   Mortality and expense risk and        (13,348)       (17,642)        (6,489)         (4,023)        (4,000)        (4,898)
     administrative expense charge
------------------------------------------------------------------------------------------------------------------------------

------------------------------------
Net investment income (loss)              19,931         (9,356)        30,842           6,211         44,327         28,394
------------------------------------

------------------------------------
Net realized and unrealized gains
   (losses) on investments
------------------------------------
     Realized gain (loss) on
       investment transactions            (6,260)        (4,079)       (26,388)         (3,425)       (20,736)         2,037
------------------------------------
     Unrealized appreciation             (79,444)      (404,297)      (243,551)        (64,818)      (111,169)         1,084
       (depreciation) of
       investments
------------------------------------------------------------------------------------------------------------------------------

------------------------------------
Net gains (losses) on investments        (85,704)      (408,376)      (269,939)        (68,243)      (131,905)         3,121
------------------------------------------------------------------------------------------------------------------------------

------------------------------------
Net increase (decrease) in           $   (65,773)   $  (417,732)   $  (239,097)    $   (62,032)   $   (87,578)   $    31,515
   net assets resulting from
   operations
-----------------------------------===========================================================================================





                            Separate Account VUL-2 of
                 Transamerica Occidental Life Insurance Company

                       Statement of Operations (continued)

                          Year ended December 31, 2001


                                                                             Sub-accounts
--------------------------------------------------------------------------------------------------------------------------------
                                           MS UIF        MS UIF        MS UIF           OCC            OCC       Transamerica
                                                      nternational    Emerging                    Accumulation
                                                         Magnum        Markets     Accumulation   rust Small Cap
                                         High Yield  I                 Equity      Trust Managed T                VIF Growth
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------

----------------------------------------
Investment income                        $    16,690   $       640    $        -    $      1,896   $      1,152   $    27,317
----------------------------------------

----------------------------------------
Expenses
----------------------------------------
   Mortality and expense risk and             (1,319)       (1,172)         (379)         (2,004)        (1,250)      (19,801)
     administrative expense charge
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------
Net investment income (loss)                  15,371          (532)         (379)           (108)           (98)        7,516
----------------------------------------

----------------------------------------
Net realized and unrealized gains
   (losses) on investments
----------------------------------------
     Realized gains (losses) on
       investment transactions                (2,280)       (1,589)      (10,162)            (76)           660       (11,585)
----------------------------------------
     Unrealized appreciation                 (20,686)      (22,284)        6,618         (15,367)        13,602      (354,933)
       (depreciation) of investments
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------
Net gains (losses) on investments            (22,966)      (23,873)       (3,544)        (15,433)        14,262      (366,518)
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------
Net increase (decrease) in net assets    $    (7,595)  $   (24,405)   $   (3,923)   $    (15,551)  $     14,164   $  (359,002)
   resulting from operations
---------------------------------------=========================================================================================





                            Separate Account VUL-2 of
                 Transamerica Occidental Life Insurance Company

                       Statement of Operations (continued)

                          Year ended December 31, 2001


                                                                               Sub-accounts
-------------------------------------------------------------------------------------------------------
                                                                     Transamerica VIF      PIMCO
                                                                                            VIT
                                                                                        StocksPlus
                                                                          Money          Growth &
                                                                          Market          Income
-------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
Investment income                                                       $    69,220      $     6,186
----------------------------------------------------------------------

----------------------------------------------------------------------
Expenses
----------------------------------------------------------------------
   Mortality and expense risk and administrative expense charge             (23,485)          (1,453)
-------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
Net investment income (loss)                                                 45,735            4,733
----------------------------------------------------------------------

----------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
----------------------------------------------------------------------
   Realized gain (loss) on investment transactions                                -             (961)
----------------------------------------------------------------------
   Unrealized appreciation (depreciation) of investments                          -          (19,664)
-------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
Net gain (loss) on investments                                                    -          (20,625)
-------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $    45,735      $   (15,892)
---------------------------------------------------------------------==================================

See accompanying notes.




                            Separate Account VUL-2 of
                 Transamerica Occidental Life Insurance Company

                       Statement of Changes in Net Assets

                          Year ended December 31, 2001


                                                                                 Sub-accounts
-------------------------------------------------------------------------------------------------------------------------------
                                                     Alger       Alliance VP    Alliance VP       Dreyfus         Dreyfus
                                                    American
                                                    Income &                      Premier
                                                     Growth    Growth & Income     Growth       Appreciation     Small Cap
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------
Operations
--------------------------------------------------
Net investment income (loss)                       $    56,150   $     26,211   $     53,806     $       (534)   $    35,012
--------------------------------------------------
Realized gain (loss) on investments                    (37,335)         2,009        (23,289)            (492)       (11,409)
--------------------------------------------------
Unrealized appreciation (depreciation) of             (172,112)       (42,524)      (285,568)         (42,119)       (41,418)
   investments
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------
Net increase (decrease) in net assets resulting       (153,297)       (14,304)      (255,051)         (43,145)       (17,815)
   from operations
--------------------------------------------------

--------------------------------------------------
Contract transactions
--------------------------------------------------
Deposits                                                70,225        149,103         19,905           29,527         85,315
--------------------------------------------------
Withdrawals                                            (20,554)       (16,732)       (27,188)          (5,541)        (7,664)
--------------------------------------------------
Transfers between sub-accounts                         350,070        474,898        361,648          165,343        232,188
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------
Net increase (decrease) in net assets                  399,741        607,269        354,365          189,329        309,839
   resulting from contract transactions
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------
Total increase (decrease) in net assets                246,444        592,965         99,314          146,184        292,024
--------------------------------------------------

--------------------------------------------------
Net assets at beginning of year                        929,138        589,275      1,227,660          320,332        294,714
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------
Net assets at end of year                          $ 1,175,582   $  1,182,240   $  1,326,974    $     466,516    $   586,738
-------------------------------------------------==============================================================================






                            Separate Account VUL-2 of
                 Transamerica Occidental Life Insurance Company

                                    Statement of Changes in Net Assets (continued)

                          Year ended December 31, 2001


                                                                           Sub-accounts
--------------------------------------------------------------------------------------------------------------------------------
                                                       Janus                          MFS(R)
                                        Janus          Aspen
                                        Aspen         Series           MFS(R)
                                       Series        Worldwide       Emerging     nvestors Trust     MFS(R)         MS UIF
                                      Balanced        Growth          Growth     I                 Research      Fixed Income
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------
Operations
------------------------------------
Net investment income (loss)         $     19,931   $     (9,356)  $     30,842    $      6,211   $     44,327    $    28,394
------------------------------------
Realized gain (loss) on
   investments                             (6,260)        (4,079)       (26,388)         (3,425)       (20,736)         2,037
------------------------------------
Unrealized appreciation                   (79,444)      (404,297)      (243,551)        (64,818)      (111,169)         1,084
   (depreciation) of investments
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------
Net increase (decrease) in net            (65,773)      (417,732)      (239,097)        (62,032)       (87,578)        31,515
   assets resulting from operations
------------------------------------

------------------------------------
Contract transactions
------------------------------------
Deposits                                  130,953         46,624          8,587          44,973         33,587         42,991
------------------------------------
Withdrawals                               (20,221)       (29,866)       (10,868)         (5,134)        (5,716)        (9,093)
------------------------------------
Transfers between sub-accounts            235,337        436,270        165,843          65,506         96,218        221,261
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------
Net increase (decrease) in net            346,069        453,028        163,562         105,345        124,089        255,159
   assets resulting from contract
   transactions
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------
Total increase (decrease) in net
   assets                                 280,296         35,296        (75,535)         43,313         36,511        286,674
------------------------------------

------------------------------------
Net assets at beginning of year         1,089,786      1,587,569        632,055         331,034        353,226        312,601
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------
Net assets at end of year            $  1,370,082   $  1,622,865   $    556,520    $    374,347   $    389,737    $   599,275
-----------------------------------=============================================================================================






                            Separate Account VUL-2 of
                 Transamerica Occidental Life Insurance Company

                                    Statement of Changes in Net Assets (continued)

                          Year ended December 31, 2001


                                                                                     Sub-accounts
----------------------------------------------------------------------------------------------------------------------------------
                                           MS UIF        MS UIF         MS UIF          OCC             OCC        Transamerica
                                                      International    Emerging     Accumulation   Accumulation
                                         High Yield      Magnum     Markets Equity Trust Managed  Trust Small Cap   VIF Growth
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
Operations
-----------------------------------------
Net investment income (loss)             $    15,371   $      (532)    $     (379)  $      (108)    $        (98)  $      7,516
-----------------------------------------
Realized gain (loss) on investments           (2,280)       (1,589)       (10,162)          (76)             660        (11,585)
-----------------------------------------
Unrealized appreciation (depreciation) of    (20,686)      (22,284)         6,618       (15,367)          13,602       (354,933)
   investments
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
Net increase (decrease) in net assets         (7,595)      (24,405)        (3,923)      (15,551)          14,164       (359,002)
   resulting from operations
-----------------------------------------

-----------------------------------------
Contract transactions
-----------------------------------------
Deposits                                       4,603             -              -        61,924           18,022         53,038
-----------------------------------------
Withdrawals                                   (1,666)       (1,524)          (445)       (2,364)          (4,136)       (42,786)
-----------------------------------------
Transfers between sub-accounts                66,599        60,264         (3,687)      143,163          185,158        247,491
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
Net increase (decrease) in net assets         69,536        58,740         (4,133)      202,723          199,044        257,743
   resulting from contract transactions
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
Total increase (decrease) in net assets       61,941        34,335         (8,056)      187,172          213,208       (101,259)
-----------------------------------------

-----------------------------------------
Net assets at beginning of year               85,286        89,051         37,613        79,258           14,523      1,915,410
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
Net assets at end of year                $   147,227   $   123,386     $   29,558   $   266,430     $    227,731   $  1,814,151
-----------------------------------------=========================================================================================






                                                                                                                 13
                            Separate Account VUL-2 of
                 Transamerica Occidental Life Insurance Company

                                    Statement of Changes in Net Assets (continued)

                          Year ended December 31, 2001


                                                                                          Sub-accounts
-------------------------------------------------------------------------------------------------------------------
                                                                               Transamerica VIF  PIMCO VIT Stocks
                                                                                                  Plus Growth &
                                                                                 Money Market         Income
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Operations
-------------------------------------------------------------------------------
Net investment income (loss)                                                    $      45,735      $       4,733
-------------------------------------------------------------------------------
Realized gain (loss) on investments                                                         -               (961)
-------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of investments                                       -            (19,664)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                        45,735            (15,892)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Contract transactions
-------------------------------------------------------------------------------
Deposits                                                                            5,002,485             23,829
-------------------------------------------------------------------------------
Withdrawals                                                                           (31,645)            (1,594)
-------------------------------------------------------------------------------
Transfers between sub-accounts                                                     (4,212,781)            85,900
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from contract                         758,059            108,135
   transactions
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total increase (decrease) in net assets                                               803,794             92,243
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net assets at beginning of year                                                     1,305,709             81,392
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net assets at end of year                                                       $   2,109,503      $     173,635
------------------------------------------------------------------------------=====================================

See accompanying notes.





                                                                                                                            16
                            Separate Account VUL-2 of
                 Transamerica Occidental Life Insurance Company

                       Statement of Changes in Net Assets


                          Year ended December 31, 2000


                                                                                 Sub-accounts
 ------------------------------------------------------------------------------------------------------------------------------
                                                                 Alliance VP     Alliance VP      Dreyfus         Dreyfus
                                                     Alger
                                                    American
                                                    Income &                       Premier
                                                     Growth    Growth & Income     Growth       Appreciation     Small Cap
 ------------------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------
 Operations
 -------------------------------------------------
 Net investment income (loss)                      $   156,383   $     29,046    $     46,307    $      2,806    $   127,929
 -------------------------------------------------
 Realized gain (loss) on investments                    35,615          5,651          10,417           4,598         14,976
 -------------------------------------------------
 Unrealized appreciation (depreciation) of
    investments                                       (236,595)        32,807        (314,708)        (11,898)      (123,468)
 ------------------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------
 Net increase (decrease) in net assets
    resulting from operations                          (44,597)        67,504        (257,984)         (4,494)        19,437
 -------------------------------------------------

 -------------------------------------------------
 Contract transactions
 -------------------------------------------------
 Deposits                                              333,429        137,792         432,432          50,908         67,844
 -------------------------------------------------
 Withdrawals                                           (11,506)        (6,853)        (16,000)         (3,526)        (3,087)
 -------------------------------------------------
 Transfers between sub-accounts                        343,932        253,981         575,588         135,192         90,773
 ------------------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------
 Net increase (decrease) in net assets resulting
    from contract transactions                         665,855        384,920         992,020         182,574        155,530
 ------------------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------
 Total increase (decrease) in net assets               621,258        452,424         734,036         178,080        174,967
 -------------------------------------------------

 -------------------------------------------------
 Net assets at beginning of year                       307,880        136,851         493,624         142,252        119,747
 ------------------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------
 Net assets at end of year                         $   929,138   $    589,275    $  1,227,660   $     320,332    $   294,714
 ------------------------------------------------==============================================================================






                            Separate Account VUL-2 of
                 Transamerica Occidental Life Insurance Company

                                    Statement of Changes in Net Assets (continued)


                          Year ended December 31, 2000


                                                                           Sub-accounts
 -------------------------------------------------------------------------------------------------------------------------------
                                        Janus          Janus           MFS(R)         MFS(R)         MFS(R)         MS UIF
                                      Aspen
                              Aspen Series Emerging
                                       Series        Worldwide        Growth      nvestors Trust
                                      Balanced        Growth          Series     I                 Research      Fixed Income
 -------------------------------------------------------------------------------------------------------------------------------

 -----------------------------------
 Operations
 -----------------------------------
 Net investment income (loss)        $     85,416   $     94,510   $     19,715    $       (440)  $     10,911    $    15,786
 -----------------------------------
 Realized gain (loss) on
    investments                            10,660         37,626         27,849           2,544          5,413           (287)
 -----------------------------------
 Unrealized appreciation
    (depreciation) of investments        (130,972)      (451,475)      (198,744)         (3,128)       (49,633)        10,201
 -------------------------------------------------------------------------------------------------------------------------------

 -----------------------------------
 Net increase (decrease) in net
    assets resulting from
    operations                            (34,896)      (319,339)      (151,180)         (1,024)       (33,309)        25,700
 -----------------------------------

 -----------------------------------
 Contract transactions
 -----------------------------------
 Deposits                                 183,117        481,845        364,865          84,046         74,582         48,637
 -----------------------------------
 Withdrawals                              (11,352)       (16,948)        (9,071)         (3,709)        (3,670)        (3,477)
 -----------------------------------
 Transfers between sub-accounts           464,021        896,900        196,901         205,342        222,059        165,185
 -------------------------------------------------------------------------------------------------------------------------------

 -----------------------------------
 Net increase (decrease) in net
    assets resulting from contract
    transactions                          635,786      1,361,797        552,695         285,679        292,971        210,345
 -------------------------------------------------------------------------------------------------------------------------------

 -----------------------------------
 Total increase (decrease) in net
    assets                                600,890      1,042,458        401,515         284,655        259,662        236,045
 -----------------------------------

 -----------------------------------
 Net assets at beginning of year          488,896        545,111        230,540          46,379         93,564         76,556
 -------------------------------------------------------------------------------------------------------------------------------

 -----------------------------------
 Net assets at end of year           $  1,089,786   $  1,587,569   $    632,055    $    331,034   $    353,226    $   312,601
 ----------------------------------=============================================================================================






                            Separate Account VUL-2 of
                 Transamerica Occidental Life Insurance Company

                                    Statement of Changes in Net Assets (continued)


                          Year ended December 31, 2000


                                                                            Sub-accounts
 --------------------------------------------------------------------------------------------------------------------------------
                                                                      MS UIF           OCC             OCC
                                                       MS UIF        Emerging      Accumulation   Accumulation
                                         MS UIF    International     Markets      Trust Managed  Trust Small Cap  Transamerica
                                       High Yield      Magnum         Equity                                       VIF Growth
 --------------------------------------------------------------------------------------------------------------------------------

 -------------------------------------
 Operations
 -------------------------------------
 Net investment income (loss)          $    10,399   $     1,927   $       5,802   $     5,699     $        (20)  $    172,809
 -------------------------------------
 Realized gain (loss) on investments          (736)          191          (3,758)          (96)               7         29,421
 -------------------------------------
 Unrealized appreciation
    (depreciation) of investments          (19,154)      (11,569)        (22,390)          627            1,567       (460,975)
 --------------------------------------------------------------------------------------------------------------------------------

 -------------------------------------
 Net increase (decrease) in net
    assets resulting from operations        (9,491)       (9,451)        (20,346)        6,230            1,554       (258,745)
 -------------------------------------

 -------------------------------------
 Contract transactions
 -------------------------------------
 Deposits                                   16,822         5,002          15,711             -           (1,819)       499,422
 -------------------------------------
 Withdrawals                                  (948)       (1,128)           (387)         (824)             (48)       (23,401)
 -------------------------------------
 Transfers between sub-accounts             51,604        58,463          40,595             -           13,085        702,573
 --------------------------------------------------------------------------------------------------------------------------------

 -------------------------------------
 Net increase (decrease) in net
    assets resulting from contract
    transactions                            67,478        62,337          55,919          (824)          11,218      1,178,594
 --------------------------------------------------------------------------------------------------------------------------------

 -------------------------------------
 Total increase (decrease) in net
    assets                                  57,987        52,886          35,573         5,406           12,772        919,849
 -------------------------------------

 -------------------------------------
 Net assets at beginning of year            27,299        36,165           2,040        73,852            1,751        995,561
 --------------------------------------------------------------------------------------------------------------------------------

 -------------------------------------
 Net assets at end of year             $    85,286   $    89,051   $      37,613   $    79,258     $     14,523   $  1,915,410
 ------------------------------------============================================================================================






                                                                                                        17
                            Separate Account VUL-2 of
                 Transamerica Occidental Life Insurance Company

                                    Statement of Changes in Net Assets (continued)


                          Year ended December 31, 2000


                                                                                  Sub-accounts
 ----------------------------------------------------------------------------------------------------------
                                                                       Transamerica VIF       PIMCO
                                                                                               VIT
                                                                                           StocksPlus
                                                                            Money           Growth &
                                                                            Market           Income
 ----------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------
 Operations
 -----------------------------------------------------------------------
 Net investment income (loss)                                            $     44,047     $       5,842
 -----------------------------------------------------------------------
 Realized gain (loss) on investment transactions                                    -               (41)
 -----------------------------------------------------------------------
 Unrealized appreciation (depreciation) of investments                              -           (11,724)
 ----------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from operations               44,047            (5,923)
 -----------------------------------------------------------------------

 -----------------------------------------------------------------------
 Contract transactions
 -----------------------------------------------------------------------
 Deposits                                                                   4,019,542            23,640
 -----------------------------------------------------------------------
 Withdrawals                                                                  (18,920)             (314)
 -----------------------------------------------------------------------
 Transfers between sub-accounts                                            (4,135,649)           63,989
 ----------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from contract
    transactions                                                             (135,027)           87,315
 ----------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------
 Total increase (decrease) in net assets                                      (90,980)           81,392
 -----------------------------------------------------------------------

 -----------------------------------------------------------------------
 Net assets at beginning of year                                            1,396,689                 -
 ----------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------
 Net assets at end of year                                               $  1,305,709     $      81,392
 ----------------------------------------------------------------------====================================

See accompanying notes.

                            Separate Account VUL-2 of
                 Transamerica Occidental Life Insurance Company

                          Notes to Financial Statements

                                December 31, 2001


                                       25
1. Organization

Separate Account VUL-2 of Transamerica Occidental Life Insurance Company (Separate Account) was established by Transamerica Occidental Life Insurance Company (Transamerica) as a separate account under the laws of the state of California on June 1, 1996. The Separate Account is registered with the Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940, as amended, as a unit investment trust and is designed to provide life insurance benefits pursuant to variable life insurance contracts (Contract) issued by Transamerica. The Separate Account commenced operations when initial deposits were received on May 14, 1999. Not all sub-accounts within the Separate Account received initial deposits on that date.

In accordance with the terms of the Contract, all payments are directed either to the fixed account or to sub-accounts within the Separate Account. Payments allocated to the Separate Account by policy owners must be allocated to purchase units of one or more of the Separate Account's 19 sub-accounts as indicated below, each of which invests exclusively in a specific corresponding mutual fund portfolio (Fund). The Funds are open-end management investment companies registered under the Investment Company Act of 1940.

                    Sub-Accounts                                     Underlying Portfolios
-------------------------------------------------------------------------------------------------------------
                                                    The Alger American Fund
Alger American Income & Growth                      Alger American Income & Growth Portfolio

                                                    Alliance Variable Products Series Funds
Alliance VP Growth & Income                         Alliance VP Growth & Income
Alliance VP Premier Growth                          Alliance VP Premier Growth

                                                    Dreyfus Variable Investments Fund
Dreyfus Appreciation                                Dreyfus VIF Appreciation Portfolio
Dreyfus Small Cap                                   Dreyfus VIF Small Cap Portfolio



                            Separate Account VUL-2 of
                 Transamerica Occidental Life Insurance Company

                    Notes to Financial Statements (continued)




1. Organization (continued)

                    Sub-Accounts                                     Underlying Portfolios
-------------------------------------------------------------------------------------------------------------
                                                    Janus Aspen Series
Janus Aspen Series Balanced                         Janus Aspen Series Balanced
Janus Aspen Series Worldwide Growth                 Janus Aspen Series Worldwide Growth

                                                    MFS Variable Insurance Trust
MFS(R) Emerging Growth                              MFS(R) Emerging Growth Series
MFS(R) Investors Trust                              MFS(R) Investors Trust Series*
MFS(R) Research                                     MFS(R) Research Series

                                                    The Morgan Stanley Universal Institutional Funds
MS UIF Fixed Income                                 MS UIF Fixed Income Portfolio
MS UIF High Yield                                   MS UIF High Yield Portfolio
MS UIF International Magnum                         MS UIF International Magnum Portfolio
MS UIF Emerging Markets Equity                      MS UIF Emerging Markets Equity Portfolio

                                                    OCC Accumulation Trust
OCC Accumulation Trust Managed                      OCC Accumulation Trust Managed Portfolio
OCC Accumulation Trust Small Cap                    OCC Accumulation Trust Small Cap Portfolio

                                                    Transamerica Variable Insurance Fund
Transamerica VIF Growth                             Transamerica VIF Growth
Transamerica VIF Money Market                       Transamerica VIF Money Market

                                                    PIMCO Variable Insurance Trust
PIMCO VIT Stocks Plus Growth & Income               PIMCO VIT Stocks Plus Growth & Income


*Formerly MFS(R) Growth with Income Series


Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Transamerica's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts are not chargeable with liabilities arising out of any other business Transamerica may conduct.

2. Significant Accounting Policies

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known which could impact the amounts reported and disclosed herein. The accounting principles followed and the methods of applying those principles are presented below:

Investment Valuation - Investments in the Funds' shares are carried at fair (net asset) value. Realized investment gains or losses on investments are determined on a specific-identification basis. Investment transactions are accounted for on the date the order to buy or sell is executed (trade date).

Investment Income - Investment income consists of dividend income (both ordinary and capital gains) and is recognized on the ex-dividend date. All distributions received are reinvested in the respective sub-accounts.

Federal Income Taxes - Operations of the Separate Account are part of, and will be taxed with, those of Transamerica, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current federal income tax laws, income from assets maintained in the Separate Account for the exclusive benefit of participants generally is not subject to federal income tax.

3. Expenses and Charges

Transamerica assumes mortality and expense risk related to the operations of the Separate Account. Transamerica deducts a daily charge from each sub-account which is equal, on an annual basis, to 0.80% of the daily net asset value of the sub-account. An administrative expense charge is also deducted by Transamerica from each sub-account on a daily basis which is equal, on an annual basis, to 0.30% of the daily net asset value of the sub-account.

On a monthly basis, contract accounts are reduced by a fee for the cost of insurance, which varies depending on the type of contract and underwriting class. In addition, for the first 10 contract years, an annual fee equal to 0.40% and 0.20% is deducted for distribution expenses and for federal, state and local taxes, respectively. Transamerica reserves the right to impose a withdrawal transaction fee of 2.0% of the amount withdrawn not to exceed $25. The first 18 transfers in a policy year are free. After that, a transfer charge not to exceed $25 is deducted from amounts transferred in that policy year. For each projection of value in addition to the annual statement during a contract year, a transaction charge of $25 is deducted from the policy value. Currently, there is no transaction fee for partial withdrawals.


4. Investment Transactions

The aggregate cost of purchases and the aggregate proceeds from sales of investments for the year ended December 31, 2001, were:

                                                                  Aggregate         Aggregate
                                                                  Purchases           Sales
                                                              ------------------------------------
                                                              ------------------------------------

Sub-accounts
Alger American Income & Growth                                  $      532,718    $       76,841
Alliance VP Growth & Income                                            683,925            50,429
Alliance VP Premier Growth                                             497,087            88,963
Dreyfus Appreciation                                                   213,108            24,312
Dreyfus Small Cap                                                      367,115            22,304
Janus Aspen Series Balanced                                            470,099           104,090
Janus Aspen Series Worldwide Growth                                    512,977            69,387
MFS(R)Emerging Growth                                                   227,670            33,312
MFS(R)Investors Trust                                                   131,890            20,334
MFS(R)Research                                                          220,721            52,321
MS UIF Fixed Income                                                    308,831            25,284
MS UIF High Yield                                                       92,926             7,987
MS UIF International Magnum                                             63,244             5,038
MS UIF Emerging Markets Equity                                           1,804             6,322
OCC Accumulation Trust Managed                                         207,379             4,761
OCC Accumulation Trust Small Cap                                       211,299            12,353
Transamerica VIF Growth                                                442,747           177,555
Transamerica VIF Money Market                                        5,039,686         4,236,266
PIMCO VIT Stocks Plus Growth & Income                                  115,664             2,799





4. Investment Transactions (continued)

The aggregate cost of purchases and the aggregate proceeds from sales of investments for the year ended December 31, 2000, were:

                                                                  Aggregate         Aggregate
                                                                  Purchases           Sales
                                                              ------------------------------------
                                                              ------------------------------------

Sub-accounts
Alger American Income & Growth                                  $      999,248    $      177,025
Alliance VP Growth & Income                                            471,353            57,400
Alliance VP Premier Growth                                           1,153,116           114,730
Dreyfus Appreciation                                                   262,183            76,805
Dreyfus Small Cap                                                      355,674            72,170
Janus Aspen Series Balanced                                            846,846           125,648
Janus Aspen Series Worldwide Growth                                  1,583,658           127,248
MFS(R)Emerging Growth                                                   679,155           106,686
MFS(R)Investors Trust                                                   332,804            47,565
MFS(R)Research                                                          339,224            35,322
MS UIF Fixed Income                                                    238,470            12,432
MS UIF High Yield                                                       90,267            12,422
MS UIF International Magnum                                             69,662             5,396
MS UIF Emerging Markets Equity                                          73,119            11,391
OCC Accumulation Trust Managed                                           6,500             1,627
OCC Accumulation Trust Small Cap                                        11,260                61
Transamerica VIF Growth                                              1,478,645           127,118
Transamerica VIF Money Market                                        4,878,711         4,969,316
PIMCO VIT Stocks Plus Growth & Income                                   93,590               430



5. Accumulation Units

The changes in accumulation units and amounts are as follows (rounded to whole units):

                                                                             2001
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                           Units             Units         Net Increase
                                                           Issued          Redeemed         (Decrease)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------

Sub-accounts
Alger American Income & Growth                                38,642            (4,861)          33,781
Alliance VP Growth & Income                                   52,455            (4,555)          47,900
Alliance VP Premier Growth                                    47,033            (8,769)          38,264
Dreyfus Appreciation                                          21,558            (2,801)          18,757
Dreyfus Small Cap                                             24,287            (1,104)          23,183
Janus Aspen Series Balanced                                   40,225            (9,759)          30,466
Janus Aspen Series Worldwide Growth                           44,954            (5,418)          39,536
MFS(R)Emerging Growth                                          19,217            (3,480)          15,737
MFS(R)Investors Trust                                          13,862            (2,604)          11,258
MFS(R)Research                                                 18,638            (5,895)          12,743
MS UIF Fixed Income                                           24,953            (2,640)          22,313
MS UIF High Yield                                              8,153              (601)           7,552
MS UIF International Magnum                                    6,304              (495)           5,809
MS UIF Emerging Markets Equity                                   238              (880)            (642)
OCC Accumulation Trust Managed                                18,155              (449)          17,706
OCC Accumulation Trust Small Cap                              13,812              (783)          13,029
Transamerica VIF Growth                                       43,524           (16,684)          26,840
Transamerica VIF Money Market                              7,132,728        (6,443,337)         689,391
PIMCO VIT Stocks Plus Growth & Income                         11,247              (211)          11,036




5. Accumulation Units (continued)

                                                                             2000
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                           Units             Units         Net Increase
                                                           Issued          Redeemed         (Decrease)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------

Sub-accounts
Alger American Income & Growth                                56,777           (10,075)          46,702
Alliance VP Growth & Income                                   37,032            (2,231)          34,801
Alliance VP Premier Growth                                    90,418            (9,608)          80,810
Dreyfus Appreciation                                          22,003            (4,956)          17,047
Dreyfus Small Cap                                             14,403            (3,329)          11,074
Janus Aspen Series Balanced                                   60,221            (7,951)          52,270
Janus Aspen Series Worldwide Growth                           92,031            (6,228)          85,803
MFS(R)Emerging Growth                                          38,913            (5,519)          33,394
MFS(R)Investors Trust                                          29,635            (2,419)          27,216
MFS(R)Research                                                 25,817            (2,629)          23,188
MS UIF Fixed Income                                           22,023              (794)          21,229
MS UIF High Yield                                              7,198              (623)           6,575
MS UIF International Magnum                                    5,596              (449)           5,147
MS UIF Emerging Markets Equity                                 5,393            (1,336)           4,057
OCC Accumulation Trust Managed                                     -              (100)            (100)
OCC Accumulation Trust Small Cap                                 797                (4)             793
Transamerica VIF Growth                                       98,485            (8,271)          90,214
Transamerica VIF Money Market                              5,276,446        (5,425,210)        (148,764)
PIMCO VIT Stocks Plus Growth & Income                          7,761               (33)           7,728




6. Financial Highlights

A summary of units values and units outstanding for the Contract and the expense ratios, excluding expenses of the underlying funds, for the year ended December
31, 2001, is as follows:

                                                                                             Expenses as a
                                                                      Total      Investment  Percentage of
                                     Accumulation   Accumulation    Contract       Income     Average Net      Total
            Sub-account                  Units       Unit Value       Value        Ratio*       Assets**     Return***
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

Alger American Income & Growth
2001                                  102,925.65     $     11.42    $1,175,582        0.35%         0.80%      (15.00)%

Alliance VP Growth & Income
2001                                   95,080.19           12.43     1,182,240        0.51          0.80        (0.44)

Alliance VP Premier Growth
2001                                  159,374.71            8.33     1,326,974          NA          0.80       (17.86)

Dreyfus Appreciation
2001                                   49,072.08            9.51       466,516        0.99          0.80       (10.03)

Dreyfus Small Cap
2001                                   43,563.94           13.47       586,738        0.49          0.80        (6.87)

Janus Aspen Series Balanced
2001                                  122,970.11           11.14     1,370,082        2.79          0.80        (5.43)

Janus Aspen Series Worldwide Growth
2001                                  159,920.76           10.15     1,622,865        0.53          0.80       (23.05)

MFS(R) Emerging Growth
2001                                   62,829.76            8.86       556,520          NA          0.80       (34.01)

MFS(R) Investors Trust
2001                                   42,860.13            8.73       374,347        0.49          0.80       (16.62)

MFS(R) Research
2001                                   43,660.97            8.93       389,737        0.01          0.80       (21.87)

MS UIF Fixed Income
2001                                   51,376.35           11.66       599,275        7.52          0.80        (8.44)





6. Financial Highlights (continued)

                                                                                             Expenses as a
                                                                      Total      Investment  Percentage of
                                     Accumulation   Accumulation    Contract       Income     Average Net      Total
            Sub-account                  Units       Unit Value       Value        Ratio*       Assets**     Return***
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

MS UIF High Yield
2001                                   16,735.65     $      8.80    $  147,227       14.08%         0.80%       (5.24)%

MS UIF International Magnum
2001                                   13,761.80            8.97       123,386        0.60          0.80       (19.93)

MS UIF Emerging Markets Equity
2001                                    3,552.71            8.32        29,558          NA          0.80        (7.23)

OCC Accumulation Trust Managed
2001                                   24,612.28           10.83       266,430        1.06          0.80        (5.67)

OCC Accumulation Trust Small Cap
2001                                   13,986.95           16.28       227,731        0.10          0.80         7.46

Transamerica VIF Growth
2001                                  195,667.63            9.27     1,814,151          NA          0.80       (18.28)

Transamerica VIF Money Market
2001                                1,893,573.62            1.11     2,109,503        3.38          0.80         2.71

PIMCO VIT Stocks Plus Growth &
   Income
2001                                   18,763.51            9.25       173,635        4.66          0.80       (12.14)

* These amounts represent the dividends, excluding distributions or capital gains, received by the sub-account from the underlying portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolios in which the sub-accounts invest.

** These ratios represent the annualized contract expenses of each sub-account, consisting primarily of mortality and expense and administrative expense changes. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Series Funds are excluded.

*** These amounts represent the total return for the year for each sub-account as a whole, including changes in the value of the underlying fund and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. An individual owners' return may vary based on the timing of the individual's capital transactions.

APPENDIX A

GUIDELINE MINIMUM SUM INSURED TABLE

The guideline minimum sum insured is a percentage of the contract value as set forth below. The percentages in the table are at least equal to the minimum percentages required by federal income tax regulations.


                                           Guideline Minimum Sum Insured Table

                     Attained Age            Percentage            Attained Age           Percentage
                     ------------            ----------            ------------           ----------
                      40 or less                265%                    64                   137%
                          41                    258%                    65                   135%
                          42                    251%                    66                   134%
                          43                    244%                    67                   133%
                          44                    237%                    68                   132%
                          45                    230%                    69                   131%
                          46                    224%                    70                   130%
                          47                    218%                    71                   128%
                          48                    212%                    72                   126%
                          49                    206%                    73                   124%
                          50                    200%                    74                   122%
                          51                    193%                   75-85                 120%
                          52                    186%                    86                   118%
                          53                    179%                    87                   116%
                          54                    172%                    88                   114%
                          55                    165%                    89                   112%
                          56                    161%                    90                   110%
                          57                    157%                    91                   108%
                          58                    153%                    92                   106%
                          59                    149%                   93-95                 105%
                          60                    145%                    96                   104%
                          61                    143%                    97                   103%
                          62                    141%                    98                   102%
                          63                    139%                  99-115                 101%






The guideline minimum sum insured percentage for contracts issued subject to the jurisdiction of Florida is 100% (rather than 101%) for attained ages 100-115.












                                       A-1
APPENDIX B

OPTIONAL INSURANCE BENEFITS

                                        3
This Appendix provides only a summary of other insurance benefits available by rider. For more information, contact your representative. Certain riders may not be available in all states. The names of the available riders may vary by jurisdiction.

Option to Accelerate Death Benefits (Living Benefits Rider - SPVUL)

This rider allows the contract owner to elect to receive part of the net death benefit under the contract before the insured's death if the insured becomes terminally ill, as defined in the rider. This rider is not available on Second-to-Die Contracts.

Section 1035 Rider

This rider provides preferred loan rates to: (a) any outstanding loan carried over from an exchanged contract, the proceeds of which are applied to purchase the contract; and (b) a percentage of the gain under the exchanged contract, less the outstanding contract loans carried over to the contract, as of the date of exchange.

The Section 1035 Rider is not available on contracts issued subject to the jurisdiction of Connecticut.

Guaranteed Death Benefit Rider (SPVUL)

If the contract owner pays 100% of the guideline single premium for the contract, this rider will be added to the contract without additional charge. If the rider is in effect, the contract will not lapse through the final payment date, within limits. After the final payment date, if the rider is in effect and is not subsequently terminated, the rider provides that the death benefit after the final payment date is the greater of:

(a) the face amount as of the final payment date or

(b) the guideline minimum sum insured as of the date due proof of death is received by us.

The net death benefit under the rider after the final payment date is the death benefit reduced by the outstanding loan, if any, through the contract month in which the insured dies.

The rider may terminate under certain circumstances and, once terminated, may not be reinstated.

The Guaranteed Death Benefit Rider is not available in Massachusetts.

APPENDIX C

BENEFIT PAYMENT OPTIONS

The following definitions apply to this description of benefit payment options:

Designated Individual: a person specified by the payee upon whose life expectancy a benefit payment option amount is based and upon whose life continued payments depend. If the payee is the contract owner, the designated individual may be the insured, or if applicable, another living individual. If the payee is the beneficiary, the designated individual may be the beneficiary or another living individual.

Payee: the person with the right to elect an available benefit payment option and to receive the payments under a benefit payment option. The contract owner is the payee under the benefit payment option if the option is elected as a method of receiving surrender or maturity proceeds. The beneficiary is the payee under a benefit payment option elected as a method of receiving net death benefits.

    Benefit Payment Options

When the insured dies, we will pay the net death benefit in a lump sum unless you or the beneficiary choose a benefit payment option. You may choose a benefit payment option while the insured is living. The beneficiary may choose a benefit option after the insured has died. The beneficiary's right to choose will be subject to any benefit payment option restrictions in effect at the insured's death. You may also choose one of these options as a method of receiving the surrender or maturity proceeds, if any are available under the contract. When we receive a satisfactory written request, we will pay the benefit according to one of these options.

The amounts payable under a benefit payment option are paid from the fixed account. These amounts are not based on the investment experience of the separate account.

OPTION A: Installment for a Guaranteed Period. We will pay equal installments for a guaranteed period of from one to thirty years. Each installment will consist of part benefit and part interest. We will pay the installments monthly, quarterly, semi-annually or annually, as requested.


OPTION B: Installments for Life with a Guaranteed Period. We will pay equal monthly installments as long as the designated individual is living, but we will not make payments for less than the guaranteed period the payee chooses. The guaranteed period may be either 10 years or 20 years. We will pay the installments monthly.

OPTION C: Benefit Deposited with Interest. We will hold the benefit on deposit. It will earn interest at the annual interest rate we are paying as of the date of death, surrender or maturity. We will not pay less than 2 1/2% annual interest. We will pay the earned interest monthly, quarterly, semi-annually or annually, as requested. The payee may withdraw part or all of the benefit and earned interest at any time.

OPTION D: Installments of a Selected Amount. We will pay installments of a selected amount until we have paid the entire benefit and accumulated interest.

OPTION E: Annuity. We will use the benefit as a single payment to buy an annuity. The annuity may be payable based on the life of one or two designated individuals. It may be payable for life with or without a guaranteed period, as requested. The annuity payment will not be less than what our current annuity contracts are then paying.

General

The payee may arrange any other method of benefit as long as we agree to it. There must be at least $10,000 available for any option and the amount of each installment must be at least $100. If the benefit amount is not enough to meet these requirements, we will pay the benefit in a lump sum.

Installments which vary by age of the designated individual will be determined based on the age nearest birthday of the designated individual on the date of death, maturity, or surrender. If the net death benefit is payable, the benefit payment option starting date is the date of death of the insured. For purposes of contract maturity or surrender, the date the written request is received in our Variable Life Service Center is the benefit payment option starting date.

The first installment due under any option will be for the period beginning as of the date of death, maturity or surrender. Any unpaid balance we hold under Options A, B or D will earn interest at the rate we are paying at the time of settlement. We will not pay less than 3% annual interest. Any benefit we hold will be combined with our general assets.

If the payee does not live to receive all guaranteed payments under Options A, B, D or E or any amount deposited under Option C, plus any accumulated interest, we will pay the remaining benefit as scheduled to the payee's estate. The payee may name and change a successor payee for any amount we would otherwise pay the payee's estate.

APPENDIX D

ILLUSTRATIONS OF
DEATH BENEFIT, CONTRACT VALUES
AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which a contract's death benefit and contract value could vary over an extended period.

Assumptions

The tables illustrate the following contracts:

1.   A contract  issued to a male, age 55, under a standard  underwriting  class
     and  qualifying  for  the  non-tobacco  user  discount,   issued  based  on
     simplified underwriting criteria;

2. A contract issued to a male, age 55, under a standard underwriting class and qualifying for the non-tobacco user discount, issued on a fully underwritten basis;

3. A Second-to Die contract issued to a male, age 55, and to a female, age 55, each insured qualifying for a standard underwriting class and the non-tobacco user discount, issued based on simplified underwriting criteria;

4. A Second-to-Die contract issued to a male, age 55, and to a female, age 55, each insured qualifying for a standard underwriting class and the non-tobacco user discount, issued based on a fully underwritten basis;

5.   A contract  issued to a male, age 65, under a standard  underwriting  class
     and  qualifying  for  the  non-tobacco  user  discount,   issued  based  on
     simplified underwriting criteria;

6. A contract issued to a male, age 65, under a standard underwriting class and qualifying for the non-tobacco user discount, issued on a fully underwritten basis;

7. A Second-to-Die contract issued to a male, age 65, and to a female, age 65, each insured qualifying for a standard underwriting class and the non-tobacco user discount, issued based on simplified underwriting criteria; and


8. A Second-to-Die contract issued to a male, age 65, and to a female, age 65, each insured qualifying for a standard underwriting class and the non-tobacco user discount, issued based on a fully underwritten basis.

The tables illustrate contract values based on the assumptions that no contract loans have been made, that no partial withdrawals have been made, and that no more than 18 transfers have been made in any contract year (so that no transaction fee or transfer charges have been incurred). On request, we will provide a comparable illustration based on the proposed insured's age, sex, and underwriting class, and a specified payment.

The tables assume that the single payment is allocated to and remains in the separate account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the portfolios (i.e., investment income and capital gains and losses, realized or unrealized) equal to constant gross annual rates of 0%, 6%, and 12%. The second column of the tables shows the amount that would accumulate if the single payment was invested to earn interest (after taxes) at 5% compounded annually.

The contract values and death benefit would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below the averages for individual contract years. The values would also be different depending on the allocation of the contract's total contract value among the sub-accounts, if the rates of return averaged 0%, 6% or 12%, but the rates of each portfolio varied above and below the averages.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the separate account since no charges are currently made. However, if in the future the charges are made, to produce illustrated death benefits and contract value, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

Deductions for Charges

The amounts shown for the death proceeds and contract values take into account the monthly deductions from contract value:


1.   the insurance protection charge;

2.   the administration charge equivalent to 0.30% on an annual basis;

3. the tax charge equivalent to 0.20% on an annual basis, deducted during the first ten contract years; and

4. the distribution fee equivalent to 0.40% on an annual basis, deducted during the first ten contract years.


The amounts shown for the death proceeds and the contract values also take into account the daily charge against the sub-accounts for mortality and expense risks equivalent to 0.80% on an annual basis.

Expenses of the Portfolios


The amounts shown in the tables also take into account the portfolio management fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the portfolios. The rate of 0.85% is the simple average of the total portfolio annual expenses for all of the portfolios as shown in the Portfolio Expenses table in the prospectus and takes into account expense reimbursement arrangements. The fees and expenses of each portfolio vary, and, in 2001 ranged from an annual rate of 0.39% to an annual rate of 1.85% of average daily net assets. Some of these expenses reflect expense waivers or reimbursements by the portfolios' advisers as discussed in Note (1) to the Portfolio Expenses table. Without these expense waivers or reimbursements, if applicable, the expenses for those portfolios would be higher and the simple average would have been at the annual rate of 0.88% of average daily net assets. As discussed in Note (1) to the Portfolio Expenses Table, such waivers or reimbursements are expected to continue for 2002. The fees and expenses associated with the contract may be more or less than 0.85% in the aggregate, depending upon how you make allocations of the contract value among the sub-accounts. For more information on portfolio expenses, see the Portfolio Expenses Table in this prospectus and the prospectuses for the portfolios.


Net Annual Rates of Investment


Taking into account the separate account mortality and expense risk charge of 0.80%, and the assumed 0.85% charge for portfolio management fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of-1.65%, 4.35% and 10.35%, respectively.


Upon request, we will provide a comparable illustration based upon the proposed insured's age and underwriting classification, the single payment amount and the allowable requested face amount.


                                       D-2
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             VARIABLE LIFE CONTRACT
                                                                                  Male, Non-Tobacco User, Age 55
                                                                                     Standard Underwriting Class
                                                                                Simplified Underwriting Criteria
                                                                                           Face Amount: $220,019

             BASED ON CURRENT MONTHLY INSURANCE PROTECTION CHARGES,
                   MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

------------------------------------------------------------------------------------------------------------------------------------
              Payments             Hypothetical 0%                    Hypothetical 6%                    Hypothetical 12%
              Made Plus        Gross Investment Return            Gross Investment Return             Gross Investment Return
              Interest
 Contract     At 5% Per    Surrender  Contract     Death      Surrender   Contract     Death     Surrender   Contract      Death
   Year         Year         Value      Value     Benefit       Value      Value      Benefit      Value       Value      Benefit
   ----         ----         -----      -----     -------       -----      -----      -------      -----       -----      -------


     1         $78,750      $65,914    $72,664    $220,019     $70,347    $77,097    $220,019     $74,780     $81,530    $220,019
     2         $82,688      $64,401    $70,401    $220,019     $73,253    $79,253    $220,019     $82,628     $88,628    $220,019
     3         $86,822      $62,958    $68,208    $220,019     $76,218    $81,468    $220,019     $91,095     $96,345    $220,019
     4         $91,163      $61,583    $66,083    $220,019     $79,246    $83,746    $220,019    $100,233    $104,733    $220,019
     5         $95,721      $60,275    $64,025    $220,019     $82,338    $86,088    $220,019    $110,102    $113,852    $220,019

     6        $100,507      $59,031    $62,031    $220,019     $85,495    $88,495    $220,019    $120,764    $123,764    $220,019
     7        $105,533      $57,849    $60,099    $220,019     $88,719    $90,969    $220,019    $132,290    $134,540    $220,019
     8        $110,809      $56,727    $58,227    $220,019     $92,012    $93,512    $220,019    $144,754    $146,254    $220,019
     9        $116,350      $55,663    $56,413    $220,019     $95,377    $96,127    $220,019    $158,238    $158,988    $220,993
    10        $122,167      $54,656    $54,656    $220,019     $98,814    $98,814    $220,019    $172,830    $172,830    $236,777

    11        $128,275      $53,379    $53,379    $220,019    $102,393    $102,393   $220,019    $189,387    $189,387    $255,673
    12        $134,689      $52,132    $52,132    $220,019    $106,102    $106,102   $220,019    $207,531    $207,531    $278,092
    13        $141,424      $50,914    $50,914    $220,019    $109,945    $109,945   $220,019    $227,413    $227,413    $302,459
    14        $148,495      $49,725    $49,725    $220,019    $113,927    $113,927   $220,019    $249,199    $249,199    $328,943
    15        $155,920      $48,563    $48,563    $220,019    $118,054    $118,054   $220,019    $273,073    $273,073    $357,725

    16        $163,716      $47,429    $47,429    $220,019    $122,330    $122,330   $220,019    $299,234    $299,234    $389,004
    17        $171,901      $46,321    $46,321    $220,019    $126,761    $126,761   $220,019    $327,900    $327,900    $419,713
    18        $180,496      $45,239    $45,239    $220,019    $131,325    $131,325   $220,019    $359,314    $359,314    $452,735
    19        $189,521      $44,182    $44,182    $220,019    $136,109    $136,109   $220,019    $393,737    $393,737    $488,233
    20        $198,997      $43,150    $43,150    $220,019    $141,039    $141,039   $220,019    $431,457    $431,457    $526,378

  Age 60       $95,721      $60,275    $64,025    $220,019     $82,338    $86,088    $220,019    $110,102    $113,852    $220,019
  Age 65      $122,167      $54,656    $54,656    $220,019     $98,814    $98,814    $220,019    $172,830    $172,830    $236,777
  Age 70      $155,920      $48,563    $48,563    $220,019    $118,054    $118,054   $220,019    $273,073    $273,073    $357,725
  Age 75      $198,997      $43,150    $43,150    $220,019    $141,039    $141,039   $220,019    $431,457    $431,457    $526,378

------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a single payment of $75,000 is made at the beginning of the first contract year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no contract loan has been made. Excessive loans or withdrawals may cause this contract to lapse because of insufficient contract value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates or return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.


                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             VARIABLE LIFE CONTRACT
                                                                                  Male, Non-Tobacco User, Age 55
                                                                                     Standard Underwriting Class
                                                                                Simplified Underwriting Criteria
                                                                                          Face Amount = $220,019

            BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION CHARGES,
                    MONTHLY DEDUCTIONS AND PORTFOLIO EXPENSES

------------------------------------------------------------------------------------------------------------------------------------
              Payments             Hypothetical 0%                    Hypothetical 6%                    Hypothetical 12%
              Made Plus        Gross Investment Return            Gross Investment Return             Gross Investment Return
              Interest
 Contract     At 5% Per    Surrender  Contract     Death      Surrender   Contract     Death     Surrender   Contract      Death
   Year         Year         Value      Value     Benefit       Value      Value      Benefit      Value       Value      Benefit
   ----         ----         -----      -----     -------       -----      -----      -------      -----       -----      -------


     1         $78,750      $65,172    $71,922    $220,019     $69,610    $76,360    $220,019     $74,049     $80,799    $220,019
     2         $82,688      $62,772    $68,772    $220,019     $71,654    $77,654    $220,019     $81,071     $87,071    $220,019
     3         $86,822      $60,279    $65,529    $220,019     $73,616    $78,866    $220,019     $88,611     $93,861    $220,019
     4         $91,163      $57,688    $62,188    $220,019     $75,493    $79,993    $220,019     $96,737    $101,237    $220,019
     5         $95,721      $54,956    $58,706    $220,019     $77,250    $81,000    $220,019    $105,495    $109,245    $220,019

     6        $100,507      $52,076    $55,076    $220,019     $78,883    $81,883    $220,019    $114,973    $117,973    $220,019
     7        $105,533      $49,003    $51,253    $220,019     $80,355    $82,605    $220,019    $125,248    $127,498    $220,019
     8        $110,809      $45,707    $47,207    $220,019     $81,643    $83,143    $220,019    $136,424    $137,924    $220,019
     9        $116,350      $42,135    $42,885    $220,019     $82,706    $83,456    $220,019    $148,616    $149,366    $220,019
    10        $122,167      $38,210    $38,210    $220,019     $83,482    $83,482    $220,019    $161,958    $161,958    $221,883

    11        $128,275      $33,380    $33,380    $220,019     $83,723    $83,723    $220,019    $176,788    $176,788    $238,664
    12        $134,689      $28,082    $28,082    $220,019     $83,642    $83,642    $220,019    $192,865    $192,865    $258,439
    13        $141,424      $22,243    $22,243    $220,019     $83,183    $83,183    $220,019    $210,273    $210,273    $279,662
    14        $148,495      $15,779    $15,779    $220,019     $82,282    $82,282    $220,019    $229,103    $229,103    $302,416
    15        $155,920      $8,595     $8,595     $220,019     $80,869    $80,869    $220,019    $249,454    $249,454    $326,785

    16        $163,716       $533       $533      $220,019     $78,825    $78,825    $220,019    $271,411    $271,411    $352,834
    17        $171,901        $0         $0         $0*        $75,997    $75,997    $220,019    $295,171    $295,171    $377,819
    18        $180,496        $0         $0         $0*        $72,220    $72,220    $220,019    $320,886    $320,886    $404,317
    19        $189,521        $0         $0         $0*        $67,242    $67,242    $220,019    $348,700    $348,700    $432,388
    20        $198,997        $0         $0         $0*        $60,812    $60,812    $220,019    $378,814    $378,814    $462,153

  Age 60       $95,721      $54,956    $58,706    $220,019     $77,250    $81,000    $220,019    $105,245    $109,245    $220,019
  Age 65      $122,167      $38,210    $38,210    $220,019     $83,482    $83,482    $220,019    $161,958    $161,958    $221,883
  Age 70      $155,920      $8,595     $8,595     $220,019     $80,869    $80,869    $220,019    $249,454    $249,454    $326,785
  Age 75      $198,997        $0         $0         $0*        $60,812    $60,812    $220,019    $378,814    $378,814    $462,153

------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a $75,000 payment is made at the beginning of the first contract year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no contract loan has been made. Excessive loans or withdrawals may cause this contract to lapse because of insufficient contract value.

*If the Guaranteed Death Benefit Rider is in effect on the contract, the death benefit will be $220,019 based on the assumptions for this illustration.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates or return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.


                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             VARIABLE LIFE CONTRACT
                                                                                 Male, Non-Tobacco User, Age 55
                                                                                    Standard Underwriting Class
                                                                                     Full Underwriting Criteria
                                                                                          Face Amount: $586,715

             BASED ON CURRENT MONTHLY INSURANCE PROTECTION CHARGES,
                   MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

-----------------------------------------------------------------------------------------------------------------------------------
              Payments              Hypothetical 0%                    Hypothetical 6%                    Hypothetical 12%
              Made Plus         Gross Investment Return            Gross Investment Return             Gross Investment Return
              Interest
 Contract     At 5% Per    Surrender   Contract     Death      Surrender   Contract     Death     Surrender   Contract      Death
   Year         Year         Value      Value      Benefit       Value      Value      Benefit      Value       Value      Benefit
   ----         ----         -----      -----      -------       -----      -----      -------      -----       -----      -------


     1        $210,000     $175,965    $193,965    $586,715    $187,798    $205,798   $586,715    $199,631    $217,631    $586,715
     2        $220,500     $172,111    $188,111    $586,715    $195,763    $211,763   $586,715    $220,816    $236,816    $586,715
     3        $231,525     $168,434    $182,434    $586,715    $203,902    $217,902   $586,715    $243,692    $257,692    $586,715
     4        $243,101     $164,929    $176,929    $586,715    $212,219    $224,219   $586,715    $268,409    $280,409    $586,715
     5        $255,256     $161,590    $171,590    $586,715    $220,718    $230,718   $586,715    $295,128    $305,128    $586,715

     6        $268,019     $158,412    $166,412    $586,715    $229,406    $237,406   $586,715    $324,-26    $332,026    $586,715
     7        $281,420     $155,390    $161,390    $586,715    $238,288    $244,288   $586,715    $355,295    $361,295    $586,715
     8        $295,491     $152,520    $156,520    $586,715    $247,370    $251,370   $586,715    $389,145    $393,145    $586,715
     9        $310,266     $149,796    $151,796    $586,715    $256,657    $258,657   $586,715    $425,802    $427,802    $594,645
    10        $325,779     $147,215    $147,215    $586,715    $266,155    $266,155   $586,715    $465,514    $465,514    $637,754

    11        $342,068     $143,920    $143,920    $586,715    $276,071    $276,071   $586,715    $510,622    $510,622    $689,339
    12        $359,171     $140,699    $140,699    $586,715    $286,356    $286,356   $586,715    $560,100    $560,100    $750,534
    13        $377,130     $137,549    $137,549    $586,715    $297,025    $297,025   $586,715    $614,372    $614,372    $817,115
    14        $395,986     $134,470    $134,470    $586,715    $308,091    $308,091   $586,715    $673,904    $673,904    $889,553
    15        $415,786     $131,460    $131,460    $586,715    $319,570    $319,570   $586,715    $739,204    $739,204    $968,357

    16        $436,575     $128,518    $128,518    $586,715    $331,476    $331,476   $586,715    $810,831    $810,831   $1,054,080
    17        $458,404     $125,641    $125,641    $586,715    $343,826    $343,826   $586,715    $889,399    $889,399   $1,138,431
    18        $481,324     $122,829    $122,829    $586,715    $356,636    $356,636   $586,715    $975,580    $975,580   $1,229,231
    19        $505,390     $120,079    $120,079    $586,715    $369,923    $369,923   $586,715   $1,070,112  $1,070,112  $1,326,939
    20        $530,660     $117,391    $117,391    $586,715    $383,705    $383,705   $586,715   $1,173,804  $1,173,804  $1,432,040

  Age 60      $255,256     $161,590    $171,590    $586,715    $220,718    $230,718   $586,715    $295,128    $305,128    $586,715
  Age 65      $325,779     $147,215    $147,215    $586,715    $266,155    $266,155   $586,715    $465,514    $465,514    $637,754
  Age 70      $415,786     $131,460    $131,460    $586,715    $319,570    $319,570   $586,715    $739,204    $739,204    $968,357
  Age 75      $530,660     $117,391    $117,391    $586,715    $383,705    $383,705   $586,715   $1,173,804  $1,173,804  $1,432,040

-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a $200,000 payment is made at the beginning of the first contract year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no contract loan has been made. Excessive loans or withdrawals may cause this contract to lapse because of insufficient contract value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates or return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.


                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             VARIABLE LIFE CONTRACT
                                                                                Male, Non-Tobacco User, Age 55
                                                                                   Standard Underwriting Class
                                                                                    Full Underwriting Criteria
                                                                                         Face Amount: $586,715

            BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION CHARGES,
                   MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

-----------------------------------------------------------------------------------------------------------------------------------
              Payments              Hypothetical 0%                    Hypothetical 6%                    Hypothetical 12%
              Made Plus         Gross Investment Return            Gross Investment Return             Gross Investment Return
              Interest
 Contract     At 5% Per    Surrender   Contract     Death      Surrender   Contract     Death     Surrender   Contract      Death
   Year         Year         Value      Value      Benefit       Value      Value      Benefit      Value       Value      Benefit
   ----         ----         -----      -----      -------       -----      -----      -------      -----       -----      -------


     1        $210,000     $173,791    $191,791    $586,715    $185,626    $203,626   $586,715    $197,463    $215,463    $586,715
     2        $220,500     $167,392    $183,392    $586,715    $191,078    $207,078   $586,715    $216,190    $232,190    $586,715
     3        $231,525     $160,744    $174,744    $586,715    $196,309    $210,309   $586,715    $236,297    $250,297    $586,715
     4        $243,101     $153,834    $165,834    $586,715    $201,314    $213,314   $586,715    $257,964    $269,964    $586,715
     5        $255,256     $146,549    $156,549    $586,715    $205,999    $215,999   $586,715    $281,319    $291,319    $586,715

     6        $268,019     $138,871    $146,871    $586,715    $210,354    $218,354   $586,715    $306,596    $314,596    $586,715
     7        $281,420     $130,675    $136,675    $586,715    $214,280    $220,280   $586,715    $333,995    $339,995    $586,715
     8        $295,491     $121,884    $125,884    $586,715    $217,715    $221,715   $586,715    $363,797    $367,707    $586,715
     9        $310,266     $112,359    $114,359    $586,715    $220,549    $222,549   $586,715    $396,309    $398,309    $586,715
    10        $325,779     $101,893    $101,893    $586,715    $222,619    $222,619   $586,715    $431,889    $431,889    $591,687

    11        $342,068      $89,012    $89,012     $586,715    $223,263    $223,263   $586,715    $471,435    $471,435    $636,437
    12        $359,171      $74,886    $74,886     $586,715    $223,046    $223,046   $586,715    $514,306    $514,306    $689,171
    13        $377,130      $59,315    $59,315     $586,715    $221,821    $221,821   $586,715    $560,727    $560,727    $745,767
    14        $395,986      $42,076    $42,076     $586,715    $219,419    $219,419   $586,715    $610,942    $610,942    $806,443
    15        $415,786      $22,920    $22,920     $586,715    $215,651    $215,651   $586,715    $665,211    $665,211    $871,427

    16        $436,575      $1,423      $1,423     $586,715    $210,201    $210,201   $586,715    $723,762    $723,762    $940,890
    17        $458,404        $0          $0         $0*       $202,659    $202,659   $586,715    $787,123    $787,123   $1,007,518
    18        $481,324        $0          $0         $0*       $192,587    $192,587   $586,715    $855,696    $855,696   $1,078,178
    19        $505,390        $0          $0         $0*       $179,312    $179,312   $586,715    $929,866    $929,866   $1,153,034
    20        $530,660        $0          $0         $0*       $162,166    $162,166   $586,715   $1,010,171  $1,010,171  $1,232,409

  Age 60      $255,256     $146,549    $156,549    $586,715    $205,999    $215,999   $586,715    $281,319    $291,319    $586,715
  Age 65      $325,779     $101,893    $101,893    $586,715    $222,619    $222,619   $586,715    $431,889    $431,889    $591,687
  Age 70      $415,786      $22,920    $22,920     $586,715    $215,651    $215,651   $586,715    $665,211    $665,211    $871,427
  Age 75      $530,660        $0          $0         $0*       $162,166    $162,166   $586,715   $1,010,171  $1,010,171  $1,232,409

-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a $200,000 payment is made at the beginning of the first contract year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no contract loan has been made. Excessive loans or withdrawals may cause this contract to lapse because of insufficient contract value.

*If the Guaranteed Death Benefit Rider is in effect on the contract, the death benefit will be $586,715 based on the assumptions for this illustration.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates or return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             VARIABLE LIFE CONTRACT
                                                                                  Male, Non-Tobacco User, Age 55
                                                                                Female, Non-Tobacco User, Age 55
                                                                                     Standard Underwriting Class
                                                                                Simplified Underwriting Criteria
                                                                                           Face Amount: $343,811

             BASED ON CURRENT MONTHLY INSURANCE PROTECTION CHARGES,
                   MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

-----------------------------------------------------------------------------------------------------------------------------------
              Payments              Hypothetical 0%                    Hypothetical 6%                    Hypothetical 12%
              Made Plus         Gross Investment Return            Gross Investment Return             Gross Investment Return
              Interest
 Contract     At 5% Per    Surrender   Contract     Death      Surrender   Contract     Death     Surrender   Contract      Death
   Year         Year         Value      Value      Benefit       Value      Value      Benefit      Value       Value      Benefit
   ----         ----         -----      -----      -------       -----      -----      -------      -----       -----      -------


     1         $78,750      $66,337    $73,087     $343,811     $70,797    $77,547    $343,811     $75,256     $82,006    $343,811
     2         $82,688      $65,191    $71,191     $343,811     $74,148    $80,148    $343,811     $83,635     $89,635    $343,811
     3         $86,822      $64,051    $69,301     $343,811     $77,548    $82,798    $343,811     $92,691     $97,941    $343,811
     4         $91,163      $62,911    $67,411     $343,811     $80,993    $85,493    $343,811    $102,482    $106,982    $343,811
     5         $95,721      $61,759    $65,509     $343,811     $84,474    $88,224    $343,811    $113,071    $116,821    $343,811

     6        $100,507      $60,659    $63,659     $343,811     $87,982    $90,982    $343,811    $124,527    $127,527    $343,811
     7        $105,533      $59,611    $61,861     $343,811     $91,557    $93,807    $343,811    $136,925    $139,175    $343,811
     8        $110,809      $58,615    $60,115     $343,811     $95,220    $96,720    $343,811    $150,345    $151,845    $343,811
     9        $116,350      $57,667    $58,417     $343,811     $98,973    $99,723    $343,811    $164,874    $165,624    $343,811
    10        $122,167      $56,768    $56,768     $343,811    $102,819    $102,819   $343,811    $180,616    $180,616    $343,811

    11        $128,275      $55,553    $55,553     $343,811    $106,756    $106,756   $343,811    $198,315    $198,315    $343,811
    12        $134,689      $54,364    $54,364     $343,811    $110,845    $110,845   $343,811    $217,749    $217,749    $343,811
    13        $141,424      $53,200    $53,200     $343,811    $115,089    $115,089   $343,811    $239,088    $239,088    $343,811
    14        $148,495      $52,061    $52,061     $343,811    $119,497    $119,497   $343,811    $262,517    $262,517    $346,523
    15        $155,920      $50,947    $50,947     $343,811    $124,073    $124,073   $343,811    $288,243    $288,243    $377,598

    16        $163,716      $49,856    $49,856     $343,811    $128,824    $128,824   $343,811    $316,489    $316,489    $411,436
    17        $171,901      $48,789    $48,789     $343,811    $133,758    $133,758   $343,811    $347,504    $347,504    $444,805
    18        $180,496      $47,745    $47,745     $343,811    $138,880    $138,880   $343,811    $381,558    $381,558    $480,763
    19        $189,521      $46,723    $46,723     $343,811    $144,198    $144,198   $343,811    $418,949    $418,949    $519,496
    20        $198,997      $45,723    $45,723     $343,811    $149,720    $149,720   $343,811    $460,004    $460,004    $561,205

  Age 60       $95,721      $61,759    $65,509     $343,811     $84,474    $88,224    $343,811    $113,071    $116,821    $343,811
  Age 65      $122,167      $56,768    $56,768     $343,811    $102,819    $102,819   $343,811    $180,616    $180,616    $343,811
  Age 70      $155,920      $50,947    $50,947     $343,811    $124,073    $124,073   $343,811    $288,243    $288,243    $377,598
  Age 75      $198,997      $45,723    $45,723     $343,811    $149,720    $149,720   $343,811    $460,004    $460,004    $561,205

-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a $75,000 payment is made at the beginning of the first contract year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no contract loan has been made. Excessive loans or withdrawals may cause this contract to lapse because of insufficient contract value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates or return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             VARIABLE LIFE CONTRACT
                                                                                  Male, Non-Tobacco User, Age 55
                                                                                Female, Non-Tobacco User, Age 55
                                                                                     Standard Underwriting Class
                                                                                Simplified Underwriting Criteria
                                                                                           Face Amount: $343,811

            BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION CHARGES,
                   MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

-----------------------------------------------------------------------------------------------------------------------------------
              Payments              Hypothetical 0%                    Hypothetical 6%                    Hypothetical 12%
              Made Plus         Gross Investment Return            Gross Investment Return             Gross Investment Return
              Interest
 Contract     At 5% Per    Surrender   Contract     Death      Surrender   Contract     Death    Surrender    Contract      Death
   Year         Year         Value      Value      Benefit       Value      Value      Benefit     Value       Value       Benefit
   ----         ----         -----      -----      -------       -----      -----      -------     -----       -----       -------


     1         $78,750      $66,337    $73,087     $343,811     $70,797    $77,547    $343,811    $75,256     $82,006     $343,811
     2         $82,688      $65,191    $71,191     $343,811     $74,148    $80,148    $343,811    $83,635     $89,635     $343,811
     3         $86,822      $64,051    $69,301     $343,811     $77,548    $82,798    $343,811    $92,691     $97,941     $343,811
     4         $91,163      $62,911    $67,411     $343,811     $80,993    $85,493    $343,811    $102,482    $106,982    $343,811
     5         $95,721      $61,758    $65,508     $343,811     $84,474    $88,224    $343,811    $113,071    $116,821    $343,811

     6        $100,507      $60,559    $63,579     $343,811     $87,982    $90,982    $343,811    $124,527    $127,527    $343,811
     7        $105,533      $59,357    $61,607     $343,811     $91,504    $93,754    $343,811    $136,925    $139,175    $343,811
     8        $110,809      $58,068    $59,568     $343,811     $95,021    $96,521    $343,811    $150,345    $151,845    $343,811
     9        $116,350      $56,684    $57,434     $343,811     $98,509    $99,259    $343,811    $164,874    $165,624    $343,811
    10        $122,167      $55,172    $55,172     $343,811    $101,941    $101,941   $343,811    $180,614    $180,614    $343,811

    11        $128,275      $53,065    $53,065     $343,811    $105,170    $105,170   $343,811    $198,119    $198,119    $343,811
    12        $134,689      $50,732    $50,732     $343,811    $108,324    $108,324   $343,811    $217,318    $217,318    $343,811
    13        $141,424      $48,129    $48,129     $343,811    $111,370    $111,370   $343,811    $238,407    $238,407    $343,811
    14        $148,495      $45,205    $45,205     $343,811    $114,269    $114,269   $343,811    $261,615    $261,615    $345,332
    15        $155,920      $41,894    $41,894     $343,811    $116,972    $116,972   $343,811    $287,097    $287,097    $376,097

    16        $163,716      $38,104    $38,104     $343,811    $119,410    $119,410   $343,811    $314,925    $314,925    $409,403
    17        $171,901      $33,713    $33,713     $343,811    $121,490    $121,490   $343,811    $345,318    $345,318    $442,007
    18        $180,496      $28,557    $28,557     $343,811    $123,103    $123,103   $343,811    $378,482    $378,482    $476,887
    19        $189,521      $22,432    $22,432     $343,811    $124,090    $124,090   $343,811    $414,639    $414,036    $514,153
    20        $198,997      $15,104    $15,104     $343,811    $124,286    $124,286   $343,811    $454,036    $454,036    $553,924

  Age 60       $95,721      $61,758    $65,508     $343,811     $84,474    $88,224    $343,811    $113,071    $116,821    $343,811
  Age 65      $122,167      $55,172    $55,172     $343,811    $101,941    $101,941   $343,811    $180,614    $180,614    $343,811
  Age 70      $155,920      $41,894    $41,894     $343,811    $116,972    $116,972   $343,811    $287,097    $287,097    $376,097
  Age 75      $198,997      $15,104    $15,104     $343,811    $124,286    $124,286   $343,811    $454,036    $454,639    $553,924

-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a $75,000 payment is made at the beginning of the first contract year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no contract loan has been made. Excessive loans or withdrawals may cause this contract to lapse because of insufficient contract value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates or return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.


                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             VARIABLE LIFE CONTRACT
                                                                                 Male, Non-Tobacco User, Age 55
                                                                                Female, Non-Tobacco User Age 55
                                                                                    Standard Underwriting Class
                                                                                     Full Underwriting Criteria
                                                                                          Face Amount: $916,829

             BASED ON CURRENT MONTHLY INSURANCE PROTECTION CHARGES,
                   MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

-----------------------------------------------------------------------------------------------------------------------------------
              Payments              Hypothetical 0%                    Hypothetical 6%                    Hypothetical 12%
              Made Plus         Gross Investment Return            Gross Investment Return             Gross Investment Return
              Interest
 Contract     At 5% Per    Surrender   Contract     Death      Surrender   Contract     Death     Surrender   Contract      Death
   Year         Year         Value      Value      Benefit       Value      Value      Benefit      Value       Value      Benefit
   ----         ----         -----      -----      -------       -----      -----      -------      -----       -----      -------


     1        $210,000     $176,900    $194,900    $916,829    $188,791    $206,791   $916,829    $200,683    $218,683    $916,829
     2        $220,500     $173,842    $189,842    $916,829    $197,728    $213,728   $916,829    $223,028    $239,028    $916,829
     3        $231,525     $170,804    $184,804    $916,829    $206,796    $220,796   $916,829    $247,177    $261,177    $916,829
     4        $243,101     $167,766    $179,766    $916,829    $215,981    $227,981   $916,829    $273,286    $285,286    $916,829
     5        $255,256     $164,865    $174,865    $916,829    $225,295    $235,295   $916,829    $301,523    $311,523    $916,829

     6        $268,019     $162,098    $170,098    $916,829    $234,844    $242,844   $916,829    $332,073    $340,073    $916,829
     7        $281,420     $159,460    $165,460    $916,829    $244,634    $250,634   $916,829    $365,166    $371,166    $916,829
     8        $295,491     $156,950    $160,950    $916,829    $254,675    $258,675   $916,829    $401,100    $405,100    $916,829
     9        $310,266     $154,562    $156,562    $916,829    $264,973    $266,973   $916,829    $440,136    $442,136    $916,829
    10        $325,779     $152,293    $152,293    $916,829    $275,538    $275,538   $916,829    $482,558    $482,558    $916,829

    11        $342,068     $149,183    $149,183    $916,829    $286,376    $286,376   $916,829    $530,376    $530,376    $916,829
    12        $359,171     $146,135    $146,135    $916,829    $297,640    $297,640   $916,829    $582,934    $582,934    $916,829
    13        $377,130     $143,150    $143,150    $916,829    $309,348    $309,348   $916,829    $640,699    $640,699    $916,829
    14        $395,986     $140,226    $140,226    $916,829    $321,515    $321,515   $916,829    $704,189    $704,189    $929,529
    15        $415,786     $137,362    $137,362    $916,829    $334,162    $334,162   $916,829    $773,970    $773,970   $1,013,901

    16        $436,575     $134,556    $134,556    $916,829    $347,306    $347,306   $916,829    $850,666    $850,666   $1,105,866
    17        $458,404     $131,807    $131,807    $916,829    $360,967    $360,967   $916,829    $934,962    $934,962   $1,196,752
    18        $481,324     $129,115    $129,115    $916,829    $375,165    $375,165   $916,829   $1,027,612  $1,027,612  $1,294,791
    19        $505,390     $126,478    $126,478    $916,829    $389,922    $389,922   $916,829   $1,129,442  $1,129,442  $1,400,508
    20        $530,660     $123,894    $123,894    $916,829    $405,259    $405,259   $916,829   $1,241,364  $1,241,364  $1,514,464

  Age 60      $255,256     $164,865    $174,865    $916,829    $225,295    $235,295   $916,829    $301,523    $311,523    $916,829
  Age 65      $325,779     $152,293    $152,293    $916,829    $275,538    $275,538   $916,829    $482,558    $482,558    $916,829
  Age 70      $415,786     $137,362    $137,362    $916,829    $334,162    $334,162   $916,829    $773,970    $773,970   $1,013,901
  Age 75      $530,660     $123,894    $123,894    $916,829    $405,259    $405,259   $916,829   $1,241,364  $1,241,364  $1,514,464

-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a $200,000 payment is made at the beginning of the first contract year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no contract loan has been made. Excessive loans or withdrawals may cause this contract to lapse because of insufficient contract value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates or return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             VARIABLE LIFE CONTRACT
                                                                                 Male, Non-Tobacco User, Age 55
                                                                                Female, Non-Tobacco User Age 55
                                                                                    Standard Underwriting Class
                                                                                     Full Underwriting Criteria
                                                                                          Face Amount: $916,829

            BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION CHARGES,
                   MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

-----------------------------------------------------------------------------------------------------------------------------------
              Payments              Hypothetical 0%                    Hypothetical 6%                    Hypothetical 12%
              Made Plus         Gross Investment Return            Gross Investment Return             Gross Investment Return
              Interest
 Contract     At 5% Per    Surrender   Contract     Death      Surrender   Contract     Death     Surrender   Contract      Death
   Year         Year         Value      Value      Benefit       Value      Value      Benefit      Value       Value      Benefit
   ----         ----         -----      -----      -------       -----      -----      -------      -----       -----      -------


     1        $210,000     $176,900    $194,900    $916,829    $188,791    $206,791   $916,829    $200,683    $218,683    $916,829
     2        $220,500     $173,842    $189,842    $916,829    $197,728    $213,728   $916,829    $223,028    $239,028    $916,829
     3        $231,525     $170,804    $184,804    $916,829    $206,796    $220,796   $916,829    $247,177    $261,177    $916,829
     4        $243,101     $167,762    $179,762    $916,829    $215,981    $227,981   $916,829    $273,286    $285,286    $916,829
     5        $255,256     $164,687    $174,687    $916,829    $225,264    $235,264   $916,829    $301,523    $311,523    $916,829

     6        $268,019     $161,543    $169,543    $916,829    $234,619    $242,619   $916,829    $332,073    $340,073    $916,829
     7        $281,420     $158,284    $164,284    $916,829    $244,010    $250,010   $916,829    $365,133    $371,133    $916,829
     8        $295,491     $154,848    $158,848    $916,829    $253,388    $257,388   $916,829    $400,919    $404,919    $916,829
     9        $310,266     $151,158    $153,158    $916,829    $262,690    $264,690   $916,829    $439,665    $441,665    $916,829
    10        $325,779     $147,124    $147,124    $916,829    $271,843    $271,843   $916,829    $481,638    $481,638    $916,829

    11        $342,068     $141,506    $141,506    $916,829    $280,455    $280,455   $916,829    $528,318    $528,318    $916,829
    12        $359,171     $135,284    $135,284    $916,829    $288,865    $288,865   $916,829    $579,515    $579,515    $916,829
    13        $377,130     $128,344    $128,344    $916,829    $296,987    $296,987   $916,829    $635,751    $635,751    $916,829
    14        $395,986     $120,547    $120,547    $916,829    $304,718    $304,718   $916,829    $697,641    $697,641    $920,886
    15        $415,786     $111,717    $111,717    $916,829    $311,924    $311,924   $916,829    $765,592    $765,592   $1,002,926

    16        $436,575     $101,610    $101,610    $916,829    $318,427    $318,427   $916,829    $839,802    $839,802   $1,091,742
    17        $458,404      $89,901    $89,901     $916,829    $323,983    $323,983   $916,829    $920,849    $920,849   $1,178,687
    18        $481,324      $76,151    $76,151     $916,829    $328,274    $328,274   $916,829   $1,009,286  $1,009,286  $1,271,700
    19        $505,390      $59,820    $59,820     $916,829    $330,907    $330,907   $916,829   $1,105,705  $1,105,705  $1,371,074
    20        $530,660      $40,278    $40,278     $916,829    $331,430    $331,430   $916,829   $1,210,764  $1,210,764  $1,477,132

  Age 60      $255,256     $164,687    $174,687    $916,829    $225,264    $235,264   $916,829    $301,523    $311,523    $916,829
  Age 65      $325,779     $147,124    $147,124    $916,829    $271,843    $271,843   $916,829    $481,638    $481,638    $916,829
  Age 70      $415,786     $111,717    $111,717    $916,829    $311,929    $311,929   $916,829    $765,592    $765,592   $1,002,926
  Age 75      $530,660      $40,278    $40,278     $916,829    $331,430    $331,430   $916,829   $1,210,764  $1,210,764  $1,477,132

-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a $200,000 payment is made at the beginning of the first contract year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no contract loan has been made. Excessive loans or withdrawals may cause this contract to lapse because of insufficient contract value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates or return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.


                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             VARIABLE LIFE CONTRACT
                                                                                  Male, Non-Tobacco User, Age 65
                                                                                     Standard Underwriting Class
                                                                                Simplified Underwriting Criteria
                                                                                           Face Amount: $151,898

             BASED ON CURRENT MONTHLY INSURANCE PROTECTION CHARGES,
                   MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

-----------------------------------------------------------------------------------------------------------------------------------
              Payments              Hypothetical 0%                    Hypothetical 6%                    Hypothetical 12%
              Made Plus         Gross Investment Return            Gross Investment Return             Gross Investment Return
              Interest
 Contract     At 5% Per    Surrender   Contract     Death      Surrender   Contract     Death     Surrender   Contract      Death
   Year         Year         Value      Value      Benefit       Value      Value      Benefit      Value       Value      Benefit
   ----         ----         -----      -----      -------       -----      -----      -------      -----       -----      -------


     1         $78,750      $65,914    $72,664     $151,898     $70,347    $77,097    $151,898     $74,780     $81,530    $151,898
     2         $82,688      $64,401    $70,401     $151,898     $73,253    $79,253    $151,898     $82,628     $88,628    $151,898
     3         $86,822      $62,958    $68,208     $151,898     $76,218    $81,468    $151,898     $91,095     $96,345    $151,898
     4         $91,163      $61,583    $66,083     $151,898     $79,246    $83,746    $151,898    $100,233    $104,733    $151,898
     5         $95,721      $60,275    $64,025     $151,898     $82,338    $86,088    $151,898    $110,102    $113,852    $151,898

     6        $100,507      $59,031    $62,031     $151,898     $85,495    $88,495    $151,898    $120,764    $123,764    $160,894
     7        $105,533      $57,849    $60,099     $151,898     $88,719    $90,969    $151,898    $132,290    $134,540    $172,211
     8        $110,809      $56,727    $58,227     $151,898     $92,012    $93,512    $151,898    $144,754    $146,254    $184,280
     9        $116,350      $55,663    $56,413     $151,898     $95,377    $96,127    $151,898    $158,238    $158,988    $197,145
    10        $122,167      $54,656    $54,656     $151,898     $98,814    $98,814    $151,898    $172,830    $172,830    $210,853

    11        $128,275      $53,379    $53,379     $151,898    $102,393    $102,393   $151,898    $189,387    $189,387    $227,265
    12        $134,689      $52,132    $52,132     $151,898    $106,102    $106,102   $151,898    $207,531    $207,531    $249,037
    13        $141,424      $50,914    $50,914     $151,898    $109,945    $109,945   $151,898    $227,413    $227,413    $272,895
    14        $148,495      $49,725    $49,725     $151,898    $113,927    $113,921   $151,898    $249,199    $249,199    $299,039
    15        $155,920      $48,563    $48,563     $151,898    $118,054    $118,054   $151,898    $273,073    $273,073    $327,687

    16        $163,716      $47,429    $47,429     $151,898    $122,330    $122,330   $151,898    $299,234    $299,234    $359,080
    17        $171,901      $46,321    $46,321     $151,898    $126,761    $126,761   $152,113    $327,900    $327,900    $393,481
    18        $180,496      $45,239    $45,239     $151,898    $131,352    $131,352   $157,622    $359,314    $359,314    $431,177
    19        $189,521      $44,182    $44,182     $151,898    $136,109    $136,109   $163,331    $393,737    $393,737    $472,484
    20        $198,997      $43,150    $43,150     $151,898    $141,039    $141,039   $169,247    $431,457    $431,457    $517,748

  Age 60         N/A          N/A        N/A         N/A          N/A        N/A         N/A         N/A         N/A         N/A
  Age 65         N/A          N/A        N/A         N/A          N/A        N/A         N/A         N/A         N/A         N/A
  Age 70       $95,721      $60,275    $64,025     $151,898     $82,338    $86,088    $151,898    $110,102    $113,852    $151,898
  Age 75      $122,167      $54,656    $54,656     $151,898     $98,814    $98,814    $151,898    $172,830    $172,830    $210,853

-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a $75,000 payment is made at the beginning of the first contract year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no contract loan has been made. Excessive loans or withdrawals may cause this contract to lapse because of insufficient contract value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates or return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             VARIABLE LIFE CONTRACT
                                                                                   Male, Non-Tobacco User, Age 65
                                                                                      Standard Underwriting Class
                                                                                 Simplified Underwriting Criteria
                                                                                            Face Amount: $151,898

            BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION CHARGES,
                   MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

-----------------------------------------------------------------------------------------------------------------------------------
              Payments              Hypothetical 0%                    Hypothetical 6%                    Hypothetical 12%
              Made Plus         Gross Investment Return            Gross Investment Return             Gross Investment Return
              Interest
 Contract     At 5% Per    Surrender   Contract     Death      Surrender   Contract     Death     Surrender   Contract      Death
   Year         Year         Value      Value      Benefit       Value      Value      Benefit      Value       Value      Benefit
   ----         ----         -----      -----      -------       -----      -----      -------      -----       -----      -------


     1         $78,750      $64,610    $71,360     $151,898     $69,059    $75,809    $151,898     $73,511     $80,261    $151,898
     2         $82,688      $61,534    $67,534     $151,898     $70,478    $76,478    $151,898     $79,968     $85,968    $151,898
     3         $86,822      $58,235    $63,485     $151,898     $71,732    $76,982    $151,898     $86,939     $92,189    $151,898
     4         $91,163      $54,668    $59,168     $151,898     $72,795    $77,295    $151,898     $94,508     $99,008    $151,898
     5         $95,721      $50,784    $54,534     $151,898     $73,639    $77,389    $151,898    $102,779    $106,529    $151,898

     6        $100,507      $46,504    $49,504     $151,898     $74,210    $77,210    $151,898    $111,874    $114,874    $151,898
     7        $105,533      $41,724    $43,974     $151,898     $74,442    $76,692    $151,898    $121,875    $124,125    $158,880
     8        $110,809      $36,336    $37,836     $151,898     $74,266    $75,766    $151,898    $132,631    $134,131    $169,005
     9        $116,350      $30,170    $30,920     $151,898     $73,572    $74,322    $151,898    $144,135    $144,885    $179,657
    10        $122,167      $23,069    $23,069     $151,898     $72,258    $72,258    $151,898    $156,455    $156,455    $190,875

    11        $128,275      $14,210    $14,210     $151,898     $69,900    $69,900    $151,898    $169,942    $169,942    $203,931
    12        $134,689      $3,958      $3,958     $151,898     $66,683    $66,683    $151,898    $184,339    $184,339    $221,207
    13        $141,424        $0          $0         $0*        $62,419    $62,419    $151,898    $199,662    $199,662    $239,595
    14        $148,495        $0          $0         $0*        $56,876    $56,876    $151,898    $215,927    $215,927    $259,113
    15        $155,920        $0          $0         $0*        $49,730    $49,730    $151,898    $233,131    $233,131    $279,757

    16        $163,716        $0          $0         $0*        $40,503    $40,503    $151,898    $251,233    $251,233    $301,479
    17        $171,901        $0          $0         $0*        $28,557    $28,557    $151,898    $270,174    $270,174    $324,209
    18        $180,496        $0          $0         $0*        $12,939    $12,939    $151,898    $289,840    $289,840    $347,808
    19        $189,521        $0          $0         $0*          $0          $0         $0*      $310,100    $310,100    $372,120
    20        $198,997        $0          $0         $0*          $0          $0         $0*      $330,788    $330,788    $396,945

  Age 60         N/A          N/A        N/A         N/A          N/A        N/A         N/A         N/A         N/A         N/A
  Age 65         N/A          N/A        N/A         N/A          N/A        N/A         N/A         N/A         N/A         N/A
  Age 70       $95,721      $50,784    $54,534     $151,898     $73,639    $77,389    $151,898    $102,779    $106,529    $151,898
  Age 75      $122,167      $23,069    $23,069     $151,898     $72,258    $72,258    $151,898    $156,455    $156,455    $190,875

-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a $75,000 payment is made at the beginning of the first contract year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no contract loan has been made. Excessive loans or withdrawals may cause this contract to lapse because of insufficient contract value.

*If the Guaranteed Death Benefit Rider is in effect on the contract, the death benefit will be $151,898 based on the assumptions for this illustration.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates or return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.


                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             VARIABLE LIFE CONTRACT
                                                                                 Male, Non-Tobacco User, Age 65
                                                                                    Standard Underwriting Class
                                                                                     Full Underwriting Criteria
                                                                                          Face Amount: $405,061

             BASED ON CURRENT MONTHLY INSURANCE PROTECTION CHARGES,
                   MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

-----------------------------------------------------------------------------------------------------------------------------------
              Payments              Hypothetical 0%                    Hypothetical 6%                    Hypothetical 12%
              Made Plus         Gross Investment Return            Gross Investment Return             Gross Investment Return
              Interest
 Contract     At 5% Per    Surrender   Contract     Death      Surrender   Contract     Death     Surrender   Contract      Death
   Year         Year         Value      Value      Benefit       Value      Value      Benefit      Value       Value      Benefit
   ----         ----         -----      -----      -------       -----      -----      -------      -----       -----      -------


     1        $210,000     $175,965    $193,965    $405,061    $187,798    $205,798   $405,061    $199,631    $217,631    $405,061
     2        $220,500     $172,111    $188,111    $405,061    $195,763    $211,763   $405,061    $220,816    $236,816    $405,061
     3        $231,525     $168,434    $182,134    $405,061    $203,902    $217,902   $405,061    $243,692    $257,692    $405,061
     4        $243,101     $164,929    $176,929    $405,061    $212,219    $224,219   $405,061    $268,409    $280,409    $405,061
     5        $255,256     $161,590    $171,590    $405,061    $220,718    $230,718   $405,061    $295,128    $305,128    $405,061

     6        $268,019     $158,412    $166,412    $405,061    $229,406    $237,406   $405,061    $324,026    $332,026    $431,633
     7        $281,420     $155,390    $161,390    $405,061    $238,288    $244,288   $405,061    $355,295    $361,295    $462,458
     8        $295,491     $152,520    $156,520    $405,061    $247,370    $251,370   $405,061    $389,145    $393,145    $495,362
     9        $310,266     $149,796    $151,796    $405,061    $256,657    $258,657   $405,061    $425,802    $427,802    $530,474
    10        $325,779     $147,215    $147,215    $405,061    $266,155    $266,155   $405,061    $465,514    $465,514    $567,927

    11        $342,068     $143,920    $143,920    $405,061    $276,071    $276,071   $405,061    $510,622    $510,622    $612,746
    12        $359,171     $140,699    $140,699    $405,061    $286,356    $286,356   $405,061    $560,100    $560,100    $672,120
    13        $377,130     $137,549    $137,549    $405,061    $297,025    $297,025   $405,061    $614,372    $614,372    $737,247
    14        $395,986     $134,470    $134,470    $405,061    $308,091    $308,091   $405,061    $673,904    $673,904    $808,685
    15        $415,786     $131,460    $131,460    $405,061    $319,570    $319,570   $405,061    $739,204    $739,204    $887,045

    16        $436,575     $128,518    $128,518    $405,061    $331,476    $331,476   $405,061    $810,831    $810,831    $972,997
    17        $458,404     $125,641    $125,641    $405,061    $343,826    $343,826   $412,591    $889,399    $889,399   $1,067,279
    18        $481,324     $122,829    $122,829    $405,061    $356,636    $356,636   $427,963    $975,580    $975,580   $1,170,696
    19        $505,390     $120,079    $120,079    $405,061    $369,923    $369,923   $443,908   $1,070,112  $1,070,112  $1,284,134
    20        $530,660     $117,391    $117,391    $405,061    $383,705    $383,705   $460,446   $1,173,804  $1,173,804  $1,408,564

  Age 60         N/A          N/A        N/A         N/A          N/A        N/A         N/A         N/A         N/A         N/A
  Age 65         N/A          N/A        N/A         N/A          N/A        N/A         N/A         N/A         N/A         N/A
  Age 70      $255,256     $161,590    $171,590    $405,061    $220,718    $230,718   $405,061    $295,128    $305,128    $405,061
  Age 75      $325,779     $147,215    $147,215    $405,061    $266,155    $266,155   $405,061    $465,514    $465,514    $567,927

-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a $200,000 payment is made at the beginning of the first contract year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no loan has been made. Excessive loans or withdrawals may cause this contract to lapse because of insufficient contract value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates or return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             VARIABLE LIFE CONTRACT
                                                                                Male, Non-Tobacco User, Age 65
                                                                                   Standard Underwriting Class
                                                                                    Full Underwriting Criteria
                                                                                         Face Amount: $405,061

            BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION CHARGES,
                   MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

-----------------------------------------------------------------------------------------------------------------------------------
              Payments              Hypothetical 0%                    Hypothetical 6%                    Hypothetical 12%
              Made Plus         Gross Investment Return            Gross Investment Return             Gross Investment Return
              Interest
 Contract     At 5% Per    Surrender   Contract     Death      Surrender   Contract     Death     Surrender   Contract      Death
   Year         Year         Value      Value      Benefit       Value      Value      Benefit      Value       Value      Benefit
   ----         ----         -----      -----      -------       -----      -----      -------      -----       -----      -------


     1        $210,000     $172,293    $190,293    $405,061    $184,158    $202,158   $405,061    $196,029    $214,029    $405,061
     2        $220,500     $164,092    $180,092    $405,061    $187,941    $203,941   $405,061    $213,249    $229,249    $405,061
     3        $231,525     $155,293    $169,293    $405,061    $191,285    $205,285   $405,061    $231,838    $245,838    $405,061
     4        $243,101     $145,780    $157,780    $405,061    $194,121    $206,121   $405,061    $252,021    $264,021    $405,061
     5        $255,256     $135,423    $145,423    $405,061    $196,370    $206,370   $405,061    $274,078    $284,078    $405,061

     6        $268,019     $124,010    $132,010    $405,061    $197,894    $205,894   $405,061    $298,330    $306,330    $405,061
     7        $281,420     $111,246    $117,264    $405,061    $198,513    $204,513   $405,061    $325,000    $331,000    $423,680
     8        $295,491      $96,896    $100,896    $405,061    $198,043    $202,043   $405,061    $353,683    $357,683    $450,681
     9        $310,266      $80,455    $82,455     $405,061    $196,193    $198,193   $405,061    $384,360    $386,360    $479,086
    10        $325,779      $61,519    $61,519     $405,061    $192,688    $192,688   $405,061    $417,214    $417,214    $509,002

    11        $342,068      $37,893    $37,893     $405,061    $186,399    $186,399   $405,061    $453,179    $453,179    $543,815
    12        $359,171      $10,555    $10,555     $405,061    $177,823    $177,823   $405,061    $491,571    $491,571    $589,885
    13        $377,130        $0          $0         $0*       $166,453    $166,453   $405,061    $532,434    $532,434    $638,921
    14        $395,986        $0          $0         $0*       $151,670    $151,670   $405,061    $575,807    $575,807    $690,969
    15        $415,786        $0          $0         $0*       $131,613    $131,613   $405,061    $621,682    $621,682    $746,018

    16        $436,575        $0          $0         $0*       $108,010    $108,010   $405,061    $669,954    $669,954    $803,945
    17        $458,404        $0          $0         $0*        $76,155    $76,155    $405,061    $720,466    $720,466    $864,559
    18        $481,324        $0          $0         $0*        $34,507    $34,507    $405,061    $772,907    $772,907    $927,488
    19        $505,390        $0          $0         $0*          $0          $0         $0*      $826,934    $826,934    $992,320
    20        $530,660        $0          $0         $0*          $0          $0         $0*      $882,102    $882,102   $1,058,522

  Age 60         N/A          N/A        N/A         N/A          N/A        N/A         N/A         N/A         N/A         N/A
  Age 65         N/A          N/A        N/A         N/A          N/A        N/A         N/A         N/A         N/A         N/A
  Age 70      $255,256     $135,423    $145,423    $405,061    $196,370    $206,370   $405,061    $274,078    $284,078    $405,061
  Age 75      $325,779      $61,519    $61,519     $405,061    $192,688    $192,688   $405,061    $417,214    $417,214    $509,002

-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a $200,000 payment is made at the beginning of the first contract year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no contract loan has been made. Excessive loans or withdrawals may cause this contract to lapse because of insufficient contract value.

*If the Guaranteed Death Benefit Rider is in effect on the contract, the death benefit will be $405,061 based on the assumptions for this illustration.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates or return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.


                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             VARIABLE LIFE CONTRACT
                                                                                  Male, Non-Tobacco User, Age 65
                                                                                Female, Non-Tobacco User, Age 65
                                                                                     Standard Underwriting Class
                                                                                Simplified Underwriting Criteria
                                                                                           Face Amount: $215,015

             BASED ON CURRENT MONTHLY INSURANCE PROTECTION CHARGES,
                   MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

-----------------------------------------------------------------------------------------------------------------------------------
              Payments              Hypothetical 0%                    Hypothetical 6%                    Hypothetical 12%
              Made Plus         Gross Investment Return            Gross Investment Return             Gross Investment Return
              Interest
 Contract     At 5% Per    Surrender   Contract     Death      Surrender   Contract     Death     Surrender   Contract      Death
   Year         Year         Value      Value      Benefit       Value      Value      Benefit      Value       Value      Benefit
   ----         ----         -----      -----      -------       -----      -----      -------      -----       -----      -------


     1         $78,750      $66,307    $73,057     $215,015     $70,766    $77,516    $215,015     $75,225     $81,975    $215,015
     2         $82,688      $65,058    $71,058     $215,015     $74,016    $80,016    $215,015     $83,504     $89,504    $215,015
     3         $86,822      $63,802    $69,052     $215,015     $77,250    $82,500    $215,015     $92,379     $97,629    $215,015
     4         $91,163      $62,602    $67,102     $215,015     $80,562    $85,062    $215,015    $101,949    $106,449    $215,015
     5         $95,721      $61,458    $65,208     $215,015     $83,953    $87,703    $215,015    $112,314    $116,064    $215,015

     6        $100,507      $60,366    $63,366     $215,015     $87,426    $90,426    $215,015    $123,549    $126,549    $215,015
     7        $105,533      $59,327    $61,577     $215,015     $90,983    $93,233    $215,015    $135,730    $137,980    $215,015
     8        $110,809      $58,339    $59,839     $215,015     $94,628    $96,128    $215,015    $148,945    $150,445    $215,015
     9        $116,350      $57,399    $58,149     $215,015     $98,363    $99,113    $215,015    $163,285    $164,035    $215,015
    10        $122,167      $56,507    $56,507     $215,015    $102,190    $102,190   $215,015    $178,852    $178,852    $218,200

    11        $128,275      $55,298    $55,298     $215,015    $106,104    $106,104   $215,015    $196,379    $196,379    $235,655
    12        $134,689      $54,114    $54,114     $215,015    $110,167    $110,167   $215,015    $215,624    $215,624    $258,748
    13        $141,424      $52,956    $52,956     $215,015    $114,386    $114,386   $215,015    $236,754    $236,754    $284,104
    14        $148,495      $51,822    $51,822     $215,015    $118,766    $118,766   $215,015    $259,955    $259,955    $311,945
    15        $155,920      $50,713    $50,713     $215,015    $123,314    $123,314   $215,015    $285,429    $285,429    $342,515

    16        $163,716      $49,627    $49,627     $215,015    $128,036    $128,036   $215,015    $313,400    $313,400    $376,080
    17        $171,901      $48,565    $48,565     $215,015    $132,940    $132,940   $215,015    $344,112    $344,112    $412,934
    18        $180,496      $47,525    $47,525     $215,015    $138,031    $138,031   $215,015    $377,833    $377,833    $453,400
    19        $189,521      $46,508    $46,508     $215,015    $143,316    $143,316   $215,015    $414,859    $414,859    $497,831
    20        $198,997      $45,512    $45,512     $215,015    $148,805    $148,805   $215,015    $455,513    $455,513    $546,616

  Age 60         N/A          N/A        N/A         N/A          N/A        N/A         N/A         N/A         N/A         N/A
  Age 65         N/A          N/A        N/A         N/A          N/A        N/A         N/A         N/A         N/A         N/A
  Age 70       $95,721      $61,458    $65,208     $215,015     $83,953    $87,703    $215,015    $112,314    $116,064    $215,015
  Age 75      $122,167      $56,507    $56,507     $215,015    $102,190    $102,190   $215,015    $178,852    $178,852    $218,200

-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a $75,000 payment is made at the beginning of the first contract year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no contract loan has been made. Excessive loans or withdrawals may cause this contract to lapse because of insufficient contract value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates or return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.


                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             VARIABLE LIFE CONTRACT
                                                                                  Male, Non-Tobacco User, Age 65
                                                                                Female, Non-Tobacco User, Age 65
                                                                                     Standard Underwriting Class
                                                                                Simplified Underwriting Criteria
                                                                                           Face Amount: $215,015

            BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION CHARGES,
                   MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

-----------------------------------------------------------------------------------------------------------------------------------
              Payments              Hypothetical 0%                    Hypothetical 6%                    Hypothetical 12%
              Made Plus         Gross Investment Return            Gross Investment Return             Gross Investment Return
              Interest
 Contract     At 5% Per    Surrender   Contract     Death      Surrender   Contract     Death     Surrender   Contract      Death
   Year         Year         Value      Value      Benefit       Value      Value      Benefit      Value       Value      Benefit
   ----         ----         -----      -----      -------       -----      -----      -------      -----       -----      -------


     1         $78,750      $66,307    $73,057     $215,015     $70,766    $77,516    $215,015     $75,225     $81,975    $215,015
     2         $82,688      $65,058    $71,058     $215,015     $74,016    $80,016    $215,015     $83,504     $89,504    $215,015
     3         $86,822      $63,727    $68,977     $215,015     $77,228    $82,478    $215,015     $92,379     $97,629    $215,015
     4         $91,163      $62,284    $66,784     $215,015     $80,382    $84,882    $215,015    $101,901    $106,401    $215,015
     5         $95,721      $60,694    $64,444     $215,015     $83,451    $87,201    $215,015    $112,128    $115,878    $215,015

     6        $100,507      $58,911    $61,911     $215,015     $86,401    $89,401    $215,015    $123,126    $126,126    $215,015
     7        $105,533      $56,877    $59,127     $215,015     $89,188    $91,438    $215,015    $134,977    $137,227    $215,015
     8        $110,809      $54,508    $56,008     $215,015     $91,754    $93,254    $215,015    $147,777    $149,277    $215,015
     9        $116,350      $51,705    $52,455     $215,015     $94,026    $94,776    $215,015    $161,652    $162,402    $215,015
    10        $122,167      $48,347    $48,347     $215,015     $95,921    $95,921    $215,015    $176,769    $176,769    $215,658

    11        $128,275      $43,820    $43,820     $215,015     $97,192    $97,192    $215,015    $193,638    $193,638    $232,366
    12        $134,689      $38,410    $38,410     $215,015     $97,932    $97,932    $215,015    $211,913    $211,913    $254,295
    13        $141,424      $31,933    $31,933     $215,015     $98,028    $98,028    $215,015    $231,646    $231,646    $277,975
    14        $148,495      $24,159    $24,159     $215,015     $97,344    $97,344    $215,015    $252,889    $252,889    $303,467
    15        $155,920      $14,786    $14,786     $215,015     $95,694    $95,694    $215,015    $275,673    $275,673    $330,807

    16        $163,716      $3,399      $3,399     $215,015     $92,828    $92,828    $215,015    $299,998    $299,998    $359,998
    17        $171,901        $0          $0         $0*        $88,395    $88,395    $215,015    $325,827    $325,827    $390,992
    18        $180,496        $0          $0         $0*        $81,911    $81,011    $215,015    $353,066    $353,066    $423,679
    19        $189,521        $0          $0         $0*        $72,720    $72,720    $215,015    $381,573    $380,573    $457,888
    20        $198,997        $0          $0         $0*        $59,934    $59,934    $215,015    $411,159    $411,159    $493,391

  Age 60         N/A          N/A        N/A         N/A          N/A        N/A         N/A         N/A         N/A         N/A
  Age 65         N/A          N/A        N/A         N/A          N/A        N/A         N/A         N/A         N/A         N/A
  Age 70       $95,721      $60,694    $64,444     $215,015     $83,451    $87,201    $215,015    $112,128    $115,878    $215,015
  Age 75      $122,167      $48,347    $48,347     $215,015     $95,921    $95,921    $215,015    $176,769    $176,769    $215,658

-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a $75,000 payment is made at the beginning of the first contract year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no contract loan has been made. Excessive loans or withdrawals may cause this contract to lapse because of insufficient contract value.

*If the Guaranteed Death Benefit Rider is in effect on the contract, the death benefit will be $215,015 based on the assumptions for this illustration.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates or return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.
                                      D-16



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             VARIABLE LIFE CONTRACT
                                                                                  Male, Non-Tobacco User, Age 65
                                                                                Female, Non-Tobacco User, Age 65
                                                                                     Standard Underwriting Class
                                                                                      Full Underwriting Criteria
                                                                                           Face Amount: $573,372

             BASED ON CURRENT MONTHLY INSURANCE PROTECTION CHARGES,
                   MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

----------------------------------------------------------------------------------------------------------------------------------
              Payments              Hypothetical 0%                    Hypothetical 6%                    Hypothetical 12%
              Made Plus         Gross Investment Return            Gross Investment Return             Gross Investment Return
              Interest
 Contract     At 5% Per    Surrender   Contract     Death      Surrender   Contract     Death     Surrender   Contract      Death
   Year         Year         Value      Value      Benefit       Value      Value      Benefit      Value       Value      Benefit
   ----         ----         -----      -----      -------       -----      -----      -------      -----       -----      -------


     1        $210,000     $176,819    $194,819    $573,372    $188,710    $206,710   $573,372    $200,600    $218,600    $573,372
     2        $220,500     $173,508    $189,508    $573,372    $197,375    $213,375   $573,372    $222,678    $238,678    $573,372
     3        $231,525     $170,341    $184,341    $573,372    $206,220    $220,220   $573,372    $246,498    $260,498    $573,372
     4        $243,101     $167,316    $179,316    $573,372    $215,285    $227,285   $573,372    $272,314    $284,314    $573,372
     5        $255,256     $164,421    $174,421    $573,372    $224,577    $234,577   $573,372    $300,308    $310,308    $573,372

     6        $268,019     $161,672    $169,672    $573,372    $234,102    $242,102   $573,372    $330,677    $338,677    $573,372
     7        $281,420     $159,046    $165,046    $573,372    $243,869    $249,869   $573,372    $363,640    $369,640    $573,372
     8        $295,491     $156,547    $160,547    $573,372    $253,885    $257,885   $573,372    $399,434    $403,434    $573,372
     9        $310,266     $154,170    $156,170    $573,372    $264,158    $266,158   $573,372    $438,318    $440,318    $573,372
    10        $325,779     $151,912    $151,912    $573,372    $274,696    $274,696   $573,372    $480,574    $480,574    $586,300

    11        $342,068     $148,809    $148,809    $573,372    $285,501    $285,501   $573,372    $528,196    $528,196    $633,835
    12        $359,171     $145,769    $145,769    $573,372    $296,731    $296,731   $573,372    $580,537    $580,537    $696,645
    13        $377,130     $142,792    $142,792    $573,372    $308,403    $308,403   $573,372    $638,065    $638,065    $765,678
    14        $395,986     $139,875    $139,875    $573,372    $320,534    $320,534   $573,372    $701,294    $701,294    $841,553
    15        $415,786     $137,018    $137,018    $573,372    $333,141    $333,141   $573,372    $770,788    $770,788    $924,946

    16        $436,575     $134,219    $134,219    $573,372    $346,245    $346,245   $573,372    $847,161    $847,161   $1,016,603
    17        $458,404     $131,477    $131,477    $573,372    $359,864    $359,864   $573,372    $931,118    $931,118   $1,117,342
    18        $481,324     $128,792    $128,792    $573,372    $374,019    $374,019   $573,372   $1,023,387  $1,023,387  $1,228,064
    19        $505,390     $126,161    $126,161    $573,372    $388,731    $388,731   $573,372   $1,124,799  $1,124,799  $1,349,759
    20        $530,660     $123,584    $123,584    $573,372    $404,021    $404,021   $573,372   $1,236,260  $1,236,260  $1,483,512

  Age 60         N/A          N/A        N/A         N/A          N/A        N/A         N/A         N/A         N/A         N/A
  Age 65         N/A          N/A        N/A         N/A          N/A        N/A         N/A         N/A         N/A         N/A
  Age 70      $255,256     $164,427    $174,427    $573,372    $224,577    $234,577   $573,372    $300,308    $310,308    $573,372
  Age 75      $325,779     $151,912    $151,912    $573,372    $274,696    $274,696   $573,372    $480,574    $480,574    $586,300

-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a $200,000 payment is made at the beginning of the first contract year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no contract loan has been made. Excessive loans or withdrawals may cause this contract to lapse because of insufficient contract value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates or return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                             VARIABLE LIFE CONTRACT
                                                                                  Male, Non-Tobacco User, Age 65
                                                                                Female, Non-Tobacco User, Age 65
                                                                                     Standard Underwriting Class
                                                                                      Full Underwriting Criteria
                                                                                           Face Amount: $573,372

            BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION CHARGES,
                   MONTHLY DEDUCTIONS, AND PORTFOLIO EXPENSES

-----------------------------------------------------------------------------------------------------------------------------------
              Payments              Hypothetical 0%                    Hypothetical 6%                    Hypothetical 12%
              Made Plus         Gross Investment Return            Gross Investment Return             Gross Investment Return
              Interest
 Contract     At 5% Per    Surrender   Contract     Death      Surrender   Contract     Death     Surrender   Contract      Death
   Year         Year         Value      Value      Benefit       Value      Value      Benefit      Value       Value      Benefit
   ----         ----         -----      -----      -------       -----      -----      -------      -----       -----      -------


     1        $210,000     $176,819    $194,819    $573,372    $188,710    $206,710   $573,372    $200,600    $218,600    $573,372
     2        $220,500     $173,489    $189,489    $573,372    $197,375    $213,375   $573,372    $222,678    $238,678    $573,372
     3        $231,525     $169,938    $183,938    $573,372    $205,942    $219,942   $573,372    $246,345    $260,345    $573,372
     4        $243,101     $166,090    $178,090    $573,372    $214,353    $226,353   $573,372    $271,736    $283,736    $573,372
     5        $255,256     $161,850    $171,850    $573,372    $222,536    $232,536   $573,372    $299,007    $309,007    $573,372

     6        $268,019     $157,097    $165,097    $573,372    $230,402    $238,402   $573,372    $328,337    $336,337    $573,372
     7        $281,420     $151,671    $157,671    $573,372    $237,835    $243,835   $573,372    $359,940    $365,940    $573,372
     8        $295,491     $145,356    $149,356    $573,372    $244,677    $248,677   $573,372    $394,073    $398,073    $573,372
     9        $310,266     $137,881    $139,881    $573,372    $250,736    $252,736   $573,372    $431,071    $433,071    $573,372
    10        $325,779     $128,924    $128,924    $573,372    $255,789    $255,789   $573,372    $471,384    $471,384    $575,088

    11        $342,068     $116,852    $116,852    $573,372    $259,178    $259,178   $573,372    $516,368    $516,368    $619,642
    12        $359,171     $102,428    $102,428    $573,372    $261,151    $261,151   $573,372    $565,100    $565,100    $678,120
    13        $377,130      $85,155    $85,155     $573,372    $261,409    $261,409   $573,372    $617,723    $617,723    $741,267
    14        $395,986      $64,425    $64,425     $573,372    $259,583    $259,583   $573,372    $674,370    $674,370    $809,244
    15        $415,786      $39,431    $39,431     $573,372    $255,185    $255,185   $573,372    $735,127    $735,127    $882,154

    16        $436,575      $9,065      $9,065     $573,372    $247,541    $247,541   $573,372    $799,996    $799,996    $959,995
    17        $458,404        $0          $0         $0*       $235,720    $235,720   $573,372    $868,871    $868,871   $1,042,646
    18        $481,324        $0          $0         $0*       $218,430    $218,430   $573,372    $941,509    $941,509   $1,129,811
    19        $505,390        $0          $0         $0*       $193,921    $193,921   $573,372   $1,017,529  $1,017,529  $1,221,035
    20        $530,660        $0          $0         $0*       $159,825    $159,825   $573,372   $1,096,424  $1,096,424  $1,315,708

  Age 60         N/A          N/A        N/A         N/A          N/A        N/A         N/A         N/A         N/A         N/A
  Age 65         N/A          N/A        N/A         N/A          N/A        N/A         N/A         N/A         N/A         N/A
  Age 70      $255,256     $161,850    $171,850    $573,372    $222,536    $232,536   $573,372    $299,007    $309,007    $573,372
  Age 75      $325,779     $128,924    $128,924    $573,372    $255,789    $255,789   $573,372    $471,384    $471,384    $575,088

-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes a $200,000 payment is made at the beginning of the first contract year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no contract loan has been made. Excessive loans or withdrawals may cause this contract to lapse because of insufficient contract value.

*If the Guaranteed Death Benefit Rider is in effect on the contract, the death benefit will be $573,372 based on the assumptions for this illustration.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates or return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.
                                      D-18

APPENDIX E -

SPECIAL TERMS

Age: how old the insured is on his or her last birthday before the date of issue and, subsequently, the contract anniversary. However, for benefit payment options, age is based on the age nearest birthday of the designated individual.

Attained Age: the insured's age as of the insured's last birthday at the start of the contract year. Attained age is used in the calculation of the guideline minimum sum insured.

Beneficiary: the person or persons you name to receive the net death benefit when the insured dies.

Contract Owner: the person who may exercise all rights under the contract, with the consent of any irrevocable beneficiary. You and your refer to the contract owner in this prospectus.

Contract Value: the total value of your contract. It is the sum of the:

o   value of the units of the sub-accounts credited to your contract; plus

o   accumulation in the fixed account credited to your contract.

Date of Default: the first day of the grace period.

Date of Issue:  the date the  contract  was  issued.  It is used to measure  the
monthly   processing  date,   contract  months,   contract  years  and  contract
anniversaries.

Death Benefit: the amount payable when the insured dies before the maturity date, before deductions for any outstanding loan and due and unpaid partial withdrawals, withdrawal transaction fees, applicable surrender charges, and monthly deductions.

Evidence of Insurability: information, including medical information, that we use to decide whether to issue the requested coverage, to determine the underwriting class for the person insured, or to determine whether the contract may be reinstated.

Face Amount: the amount of insurance coverage. The initial face amount is shown in your contract.

Final Payment Date: the contract anniversary coinciding with or immediately following the insured's 100th birthday. For a Second-to-Die contract, the final payment date is the contract anniversary coinciding with or immediately following the younger insured's 100th birthday. No payments are permitted by you after this date. No monthly deduction (including insurance protection charges) will be deducted from the contract value after this date. Generally, the net death benefit after this date will equal the guideline minimum sum insured minus any outstanding loan, except as otherwise provided in a Guaranteed Death Benefit Rider, if attached to the contract.

Fixed Account: an account that is a part of the general account and that guarantees a fixed interest rate.

Foreclosure: the reclassification of an outstanding loan at the end of the grace period if: (a) the contract lapses with an outstanding loan, and the contract is subsequently terminated at the end of the grace period; or (b) the outstanding loan is in default and the excess outstanding loan is not paid back by the end of the grace period, resulting in the termination of the contract.

General Account: all our assets other than those held in separate investment accounts.

Grace Period: the 62-day period starting on: (a) the monthly processing date on which the surrender value is less than the monthly deductions due and the contract lapses; or (b) the date on which the outstanding loan exceeds the contract value less surrender charges.

Guideline Minimum Sum Insured: the minimum death benefit required to qualify the contract as a life insurance contract under federal tax laws. The guideline minimum sum insured is the product of:

o   the contract value times

o   a percentage based on the insured's attained age.



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Insurance Protection Amount: the death benefit less the contract value.

Insured: the person or persons insured under the contract. If more than one person is insured, all provisions of the contract that are based on the death of the insured will be based on the date of death of the last surviving insured.

Internal Revenue Code or Code: the Internal Revenue Code of 1986, as amended, and its rules and regulations.

Loan Value: the maximum amount you may borrow under the contract.

Maturity Date: the contract anniversary coinciding with or immediately following the insured's 115th birthday. If two persons are insured, the maturity date is the contract anniversary coinciding with or immediately following the younger insured's 115th birthday.

Monthly Insurance Protection Charge: the amount of money we deduct from the contract value each month to pay for the insurance protection amount.

Monthly Processing Date: the date, shown in your contract, on which monthly deductions are deducted.

Net Death Benefit: on or before the final payment date:

o   the death benefit; minus

o any outstanding loan, monthly deductions due and unpaid through the contract month in which the insured dies, as well as any due and unpaid partial withdrawals, withdrawal transaction fees and applicable surrender charges.

After the final payment date, if the Guaranteed Death Benefit Rider is not in effect, the net death benefit is:

o   the guideline minimum sum insured; minus

o any outstanding loan through the contract month in which the insured dies, as well as any due and unpaid partial withdrawals, withdrawal transaction fees and applicable surrender charges.




If the Guaranteed Death Benefit Rider is in effect after the final payment date, the net death benefit will be the greater of:

o   the face amount as of the final payment date, or

o the guideline minimum sum insured as of the date we receive due proof of death reduced by any outstanding loan through the contract month in which the insured dies.

Outstanding Loan: all unpaid contract loans plus loan interest due or accrued.

Portfolio:   a  mutual  fund  investment  portfolio  in  which  a  corresponding sub-account invests.

Pro rata Allocation: an allocation among the fixed account and the sub-accounts in the same proportion that, on the date of allocation, the portion of the contract value in the fixed account and the portion of the contract value in each sub-account bear to the total contract value net of any outstanding loans.

Second-to-Die: the contract may be issued as a joint survivorship
(second-to-die) contract. Life insurance coverage is provided for two insureds, with death benefits payable at the death of the last surviving insured.

Separate Account: Transamerica Occidental Life Separate Account VUL-2 of Transamerica Occidental Life Insurance Company, one of our separate investment accounts.

Sub-Account: a subdivision of the separate account investing exclusively in the shares of a portfolio.

Surrender Value: the contract value less any outstanding loan and surrender charges. The surrender value is the amount payable on a full surrender.

Transamerica: Transamerica Occidental Life Insurance Company. We, our, us, Company and Transamerica refer to Transamerica Occidental Life Insurance Company in this prospectus.

Underwriting Class: the insurance risk classification that we assign the insured based on the information in the application and other evidence of insurability we consider. The insured's underwriting class will affect the monthly insurance protection charge.


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Unit: a measure of your interest in a sub-account.

Valuation Date: any day on which the net asset value of the shares of any portfolio and unit values of any sub-accounts are computed. Valuation dates currently occur on:

o   each day the New York Stock Exchange is open for trading; and

o other days, such as those other than a day during which no payment, partial withdrawal or surrender of a contract was received, when there is a sufficient degree of trading in a portfolio's securities so that the current net asset value of the sub-account may be materially affected.

Valuation Period: the interval between two consecutive valuation dates.

Variable Life Service Center: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

o Our mailing address for all written requests and other correspondence is:

                 Transamerica Occidental Life Insurance Company
                          Variable Life Service Center
                                  P.O. Box 8990
                        Boston, Massachusetts 02266-8990

o Our address for express mail packages is:

Transamerica Occidental Life Insurance Company
                          Variable Life Service Center
                                 66 Brooks Drive
                                   Suite 8990
                         Braintree, Massachusetts 02184

o Our customer service telephone number is:
                                 (800) 782-8315.

Written Request: your request in writing, satisfactory to us, received at our Variable Life Service Center.








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